                                                    STAGECOACH FUNDS-Registered
                                                                     Trademark-


                  Semi Annual Report
                   EQUITY Funds

                         Balanced Fund
                         Diversified Equity Income Fund
                         Equity Index Fund
                         Equity Value Fund
                         Growth Fund
                         International Equity Fund
                         Small Cap Fund
                         Strategic Growth Fund



                  Stagecoach Equity Funds
                  1999 Semi-Annual Report

                               March 31, 1999

Equity Funds                                                   TABLE OF CONTENTS
------------------------------------------------------------------------

    LETTER TO SHAREHOLDERS...........................................1

    PERFORMANCE AT A GLANCE AND
    INVESTMENT ADVISOR COMMENTARY

        Balanced Fund................................................3

        Diversified Equity Income Fund...............................8

        Equity Index Fund...........................................13

        Equity Value Fund...........................................17

        Growth Fund.................................................22

        International Equity Fund...................................26

        Small Cap Fund..............................................31

        Strategic Growth Fund.......................................35

    PORTFOLIOS OF INVESTMENTS

        Balanced Fund...............................................39

        Diversified Equity Income Fund..............................46

        Equity Index Fund...........................................52

        Equity Value Fund...........................................70

        Growth Fund.................................................75

        International Equity Fund...................................81

        Small Cap Fund..............................................86

        Strategic Growth Fund.......................................93

    STAGECOACH FUNDS

        Statement of Assets and Liabilities........................100

        Statement of Operations....................................102

        Statements of Changes in Net Assets........................104

        Financial Highlights.......................................110

        Notes to Financial Statements..............................137

    LIST OF ABBREVIATIONS..........................................158

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                                              Equity Funds
------------------------------------------------------------------------

TO OUR SHAREHOLDERS

  Thank you for investing in the Stagecoach Funds.
  We're pleased to provide you with this semi-annual report for the six-month period ended March 31, 1999. The report provides information about your investment over the period, including economic and market trends, a performance summary, a portfolio review and a strategic outlook.
  The Stagecoach Funds experienced another period of significant growth, with net assets increasing from $26 billion to $29 billion as of March 31, 1999. We believe our success can be partly attributed to the confidence and support of our shareholders generated by the continued positive performance of many of the Funds. Of course, we'll do our best to provide prudent management to maintain and earn that confidence.
  A sell-off in the stock market last summer served as an introduction to sharp market swings and volatility, and set the stage for the remainder of 1998. Global financial turmoil affected the U.S. financial markets last summer and fall, but the economy still benefited from overseas investment in the stronger U.S. markets and Federal Reserve Board policy that drove interest rates down to historic lows. By the end of 1998, the stock market had set new highs and broad stock indexes were propelled higher by a series of upbeat earnings reports, and the economy's two-tiered performance produced boom-like economic growth. Slow growth was expected for 1999, but by the end of the first quarter, the broad stock indexes rebounded nicely from a February setback. Healthy economic growth is expected during the balance of 1999.
  During the six-month period ended March 31, 1999, stocks, as measured by the S&P 500 Index,(1) returned 27.32%. For the same period, the U.S. Government bond market decreased 5.09% as measured by the Lehman Brothers Long Government Bond Index.(2)
  According to the Investment Company Institute,(3) an estimated 44 million U.S. households, or 77.3 million

Equity Funds                                              LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

individual investors, owned mutual funds in 1998. Many of these investors have benefited from unprecedented growth in the market. While the latest signs of economic strength are positive, investors should manage their expectations. The challenges of investing in today's markets make mutual funds one of the most popular investment vehicles. We recommend that you continually review your investment portfolio with your financial consultant to determine an appropriate mix of investments to meet your ongoing needs.
  Over the years, the Stagecoach Funds have built a reputation for innovation, leadership and commitment to investors. We understand you have a variety of investment options and we appreciate your confidence in selecting us to help you meet your financial goals. Thank you again for your continued investment with the Stagecoach Funds.

Sincerely,

    [SIGNATURE]
Michael J. Hogan
Senior Vice President
Wells Fargo Bank,
Mutual Fund Group

     [SIGNATURE]
R. Greg Feltus
Chairman and President of
Stagecoach Funds

1 The "S&P 500 Index" is a trademark of the Standard and Poor's Corporation. The
  S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets.

2 The Lehman Brothers Long Government Bond Index is an unmanaged index composed of U.S. Treasury bonds with 20-year or longer maturities.

3 "U.S. Household Ownership of Mutual Funds in 1998," INVESTMENT COMPANY
  INSTITUTE FUNDAMENTALS, March 1999.

PERFORMANCE AT A GLANCE                                            Balanced Fund
------------------------------------------------------------------------

BALANCED FUND

AVERAGE ANNUAL RETURNS (as of March 31, 1999)1
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                              SIX-MONTH                             SINCE
                            PERIOD ENDED                          INCEPTION
                               3/31/99      1-YEAR     5-YEAR     (7/2/90)
CLASS A                           7.91%        0.75%     11.53%      11.64%
CLASS B                           7.54%        0.10%     10.78%      10.87%
INSTITUTIONAL CLASS               7.98%        0.79%     11.66%      11.71%

INCLUDING SALES CHARGES2
----------------------------------------------------------

                              SIX-MONTH                             SINCE
                            PERIOD ENDED                          INCEPTION
                               3/31/99      1-YEAR     5-YEAR     (7/2/90)
CLASS A                           2.23%       (4.56%)    10.34%      10.95%
CLASS B                           2.75%       (4.31%)    10.53%      10.87%
INSTITUTIONAL CLASS                 N/A          N/A        N/A         N/A

Balanced Fund                                      INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

BALANCED FUND

  The Stagecoach Balanced Fund ("the Fund") seeks to provide investors with both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach. The Fund invests in equity securities and debt instruments. This flexibility provides portfolio managers with the ability to invest where opportunities may arise.
  As we reported earlier, we have changed the Fund's fiscal year-end to September 30 from March 31. We made this change to improve our reporting process. However, this change will not impact the performance or objective of your investment.
  Rex Wardlaw and Gregg Giboney manage the equity portion of the Fund, while Scott Smith manages the bond portion. Mr. Wardlaw brings 10 years of institutional investment experience to the Fund. He has specialized in value-style investing and has been managing investments at Wells Fargo and Wells Capital Management since 1993. Mr. Wardlaw earned a BA in Chemistry from Northwest Nazarene College, and an MBA in Finance from the University of Oregon. He also is a Chartered Financial Analyst. Mr. Giboney has been in the securities industry for 12 years. He holds a BA from Washington State University and an MBA from the University of Portland. Mr. Giboney is a Chartered Financial Analyst and is a board member and past President of the Portland Society of Financial Analysts.
  Mr. Smith has more than 12 years of experience in the securities industry, specializing in intermediate, corporate and government bonds. Mr. Smith received a BA from the University of San Diego and is a Chartered Financial Analyst.

PERFORMANCE SUMMARY
  The Stagecoach Balanced Fund Class A shares posted a cumulative return of 7.91% for the six-month reporting period, excluding sales charges. Because the Fund invests in both stocks and bonds, the performance will typically fall between the S&P 500 Index(3) and the Lehman Brothers Government/Corporate Bond Index(4). During the reporting period, the Fund's performance

INVESTMENT ADVISOR COMMENTARY                                      Balanced Fund
------------------------------------------------------------------------

was closer to the Lehman Brothers Government/Corporate Bond Index, which returned 7.94% for the period, while the S&P 500 Index returned 27.32%. The Fund distributed $0.15 in dividend income for Class A shares over the six-month period and $1.29 in capital gains were distributed from the Fund during the reporting period. Keep in mind that past performance is no guarantee of future returns.

PORTFOLIO REVIEW (as of March 31, 1999)
--------------------------------------------------

NUMBER OF ISSUES                                      98
PORTFOLIO TURNOVER RATIO                              43%
WEIGHTED MEDIAN MARKET CAP - EQUITY ONLY ($B)      $23.8

  The equity portion of the portfolio, which comprises approximately 60 percent of the Fund's total assets, is currently heavily weighted in the utility and financial services sector. Although the utility sector posted a negative return over the recent reporting period, we believe that several stocks within this sector are currently trading at a discount to their intrinsic value, including Ameritech and GTE, and should perform well as the market recognizes the valuation disparity in upcoming quarters. Montana Power was one of the top performers for the Fund. Although this company is primarily known as an electric utility, it also owns a fiber-optic telecommunications business unit with significant potential for further appreciation.
  The financial sector had a positive impact on the performance of the portfolio as many financial stocks, including banks, insurance companies and mortgage originators, recovered from the tumultuous third and fourth quarters of 1998. Providian Financial, one of the portfolio's top holdings, performed exceptionally well, along with American Bankers Insurance, which was recently acquired at a premium, and Cigna. We foresee a continued turnaround in the financial services sector as international economic conditions improve.

Balanced Fund                                      INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

TOP FIVE EQUITY INDUSTRY HOLDINGS (as of March 31, 1999)
--------------------------------------------------

FINANCE                                                  17%
UTILITIES                                                 7%
PETROLEUM                                                 6%
INSURANCE COMPANIES                                       5%
COMPUTER SYSTEMS                                          4%

TOP TEN EQUITY HOLDINGS (as of March 31, 1999)
--------------------------------------------------

IBM CORPORATION                                        2.6%
AT & T CORPORATION                                     2.4%
MOBIL CORPORATION                                      2.4%
PROVIDIAN FINANCIAL CORPORATION                        2.0%
CIGNA CORPORATION                                      1.8%
COSTCO COMPANIES INCORPORATED                          1.8%
CHASE MANHATTAN CORPORATION                            1.8%
GTE CORPORATION                                        1.6%
HARTFORD FINANCIAL SERVICE GROUP                       1.6%
BANK OF AMERICA CORPORATION                            1.6%

  The duration of the Fund's bond holdings was extended to capture additional yield in a declining interest rate environment. And as credit quality fears subsided, the Fund slightly increased its exposure to corporate obligations for added investment returns. The Fund's other bond holdings remain concentrated in U.S. Treasury and federal agency securities.

STRATEGIC OUTLOOK
  After a prolonged period where large cap growth stocks significantly outperformed value stocks, market momentum shows preliminary signs of shifting more toward stocks that are trading at discount. Therefore, the Fund has reallocated assets toward value by purchasing select stocks of consumer cyclicals, technology suppliers and auto parts manufacturers. However, we will continue to weigh opportunities on a case by case basis, focusing on specific stocks we believe are poised for growth. We also believe that Asia's improving financial condition bodes well for financial stocks, with certain stocks offering attractive values at current prices.

INVESTMENT ADVISOR COMMENTARY                                      Balanced Fund
------------------------------------------------------------------------

1 Performance shown for the Class A shares of the Stagecoach Balanced Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the Pacifica Balanced Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Balanced Fund. Performance shown or advertised for the Class B and Institutional Class shares of the Stagecoach Balanced Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the predecessor portfolio, with expenses of the Investor shares adjusted to reflect Class B and Institutional Class sales charges and expenses, respectively.

  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee such reductions will continue.

2 For Class A shares, the maximum front-end sales charge is 5.25%. The maximum sales charge for Class B shares is 5.00%. Class B share performance including sales charge assumes the Class B share sales charge for the corresponding time period. There are no sales charges for the Institutional Class shares.

3 The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. The Fund is a professionally managed mutual fund. You cannot invest directly in an index.

4 The Lehman Brothers Government/Corporate Bond Index invests in treasuries, agencies, publicly issued U.S. Corporate and Yankee debentures and secured notes that meet specified maturity, liquidity and quality requirements. You cannot invest directly in an index.

Diversified Equity Income Fund                           PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

DIVERSIFIED EQUITY INCOME FUND

AVERAGE ANNUAL RETURNS (as of March 31, 1999)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                      SIX-MONTH                              SINCE
                                    PERIOD ENDED                           INCEPTION
                                       3/31/99       1-YEAR     5-YEAR    (11/18/92)
CLASS A                                   7.11%        (6.58%)    15.48%      14.00%
CLASS B                                   6.78%        (7.24%)    14.79%      13.31%

INCLUDING SALES CHARGES(2)
----------------------------------------------------------

                                     SIX-MONTH                              SINCE
                                   PERIOD ENDED                           INCEPTION
                                      3/31/99       1-YEAR     5-YEAR    (11/18/92)
CLASS A                                  1.47%       (11.48%)    14.24%      13.04%
CLASS B                                  1.98%       (11.38%)    14.56%      13.31%

INVESTMENT ADVISOR COMMENTARY                     Diversified Equity Income Fund
------------------------------------------------------------------------

DIVERSIFIED EQUITY INCOME FUND

  The Stagecoach Diversified Equity Income Fund ("the Fund") seeks to earn current income and a growing stream of income over time, consistent with the preservation of capital. The Fund invests in income-producing equity securities and debt instruments, including common stocks and preferred and convertible securities. Since the Fund offers a conservative approach to equity investing, at least 90% of the Fund's equity portfolio will be invested in large company stocks that are generally well-established in their industry and offer high dividend potential.
  As we reported earlier, we have changed the Fund's fiscal year-end to September 30 from March 31. We made this change to improve our reporting process. However, this change will not impact the performance or objective of your investment.
  Allen Wisniewski and Rex Wardlaw manage the Fund. Mr. Wisniewski has over 13 years of experience in the securities industry, with a focus on equities. Mr. Wisniewski received his BA and MBA in Economics and Finance from the University of California at Los Angeles. He is a Chartered Financial Analyst and a member of the Los Angeles Society of Financial Analysts. Mr. Wardlaw brings 10 years of institutional investment experience to the Fund. He specializes in value-style investing and has been managing investments at Wells Fargo since 1993. Mr. Wardlaw earned a BA in Chemistry from Northwest Nazarene College, and an MBA in Finance from the University of Oregon. He also is a Chartered Financial Analyst. Together they bring disciplined investment expertise to equity investing.

PERFORMANCE SUMMARY
  The Stagecoach Diversified Equity Income Fund Class A shares posted a cumulative return of 7.11% for the six-month reporting period, excluding sales charges. This was below the performance of the S&P 500 Index,(3) a broad-based stock index. The S&P 500 Index returned 27.32% for the same period.
  The Fund distributed $0.16 in dividend income for Class A shares over the six-month period and $1.64 in

Diversified Equity Income Fund                     INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

capital gains were distributed from the Fund during the reporting period. Keep in mind that past performance is no guarantee of future returns.

PORTFOLIO REVIEW (as of March 31, 1999)
--------------------------------------------------

NUMBER OF ISSUES                                      76
PORTFOLIO TURNOVER RATIO                              24%
WEIGHTED MEDIAN MARKET CAP -- EQUITY ONLY
($B)                                               $17.2

  The Fund is designed specifically to generate a growing stream of income over time through a diversified portfolio. The Fund's top holdings remain concentrated in energy and financial stocks, including stocks of Real Estate Investment Trusts ("REITs"). During periods of market volatility--as witnessed during this reporting period--the energy and financial sectors tend to perform well due to the perception that they are relatively safe havens from dramatic price fluctuations.
  Energy stocks were affected by falling gasoline prices during the fourth quarter of 1998. The situation improved during the first quarter of 1999 as gasoline prices, along with the share prices of the Fund's energy stocks, recovered. Despite these dramatic price swings, energy stocks provide attractive yields, which is an objective of the Fund.
  Chase Manhattan Corporation and Household International Incorporated were two of the portfolio's best performing stocks, with both stocks posting substantial gains since September 30. However, shares of Fremont General, another top holding, declined in value due to a delay in the company's securitization activities. While this delay resulted in slower earnings growth in 1998, the managers continue to like this stock as earnings growth is expected to accelerate in 1999.
  In general, financial stocks currently offer attractive valuations following price declines triggered by problems in overseas markets. International markets have partially recovered from last year's economic meltdown, minimizing the perception of credit risk that caused financial stocks to decline during that period. Share prices of financial stocks also tend to appreciate in rising markets. With this in mind, the Fund reallocated assets from the energy sector to the financial services sec-

INVESTMENT ADVISOR COMMENTARY                     Diversified Equity Income Fund
------------------------------------------------------------------------

tor to capture their upside potential. Specifically, the Fund has added BancOne, Cigna and Washington Mutual to its top holdings.

TOP FIVE EQUITY INDUSTRY HOLDINGS (as of March 31, 1999)
---------------------------------------------------------

FINANCE                                                  20%
UTILITIES                                                12%
REAL ESTATE INVESTMENT TRUSTS                             9%
PETROLEUM                                                 9%
MANUFACTURING PROCESSING                                  7%

TOP TEN EQUITY HOLDINGS (as of March 31, 1999)
---------------------------------------------------------

HOUSEHOLD INTERNATIONAL INCORPORATED                   3.9%
ALLTEL CORPORATION                                     3.1%
FREMONT GENERAL                                        2.7%
CHASE MANHATTAN CORPORATION                            2.7%
DUKE ENERGY CORPORATION                                2.5%
BANCONE CORPORATION                                    2.5%
CIGNA CORPORATION                                      2.4%
WASHINGTON MUTUAL INCORPORATED                         2.4%
KIMBERLY CLARK CORPORATION                             2.3%
DUPONT E.I. DE NEMOURS                                 2.2%

STRATEGIC OUTLOOK
  Financial markets have favored growth and momentum investing over the past several years, resulting in extreme disparities between growth and most other investment styles. In part, growth stocks performed well because they were better positioned to weather the difficult global financial environment. However, the situation began to change late in the first quarter of 1999 as stability returned to the marketplace. Going forward, we anticipate that the market will continue to broaden and benefit once-depressed sectors as investors shift assets from growth to other areas. In particular, the financial services sector--the Fund's predominate holding--is poised to capitalize on strengthening confidence in the banking industry.

Diversified Equity Income Fund                     INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

1 Performance shown for the Class B shares of the Stagecoach Diversified Equity
  Income Fund for periods prior to January 1, 1995 reflects performance of the Class A shares of the Fund adjusted to reflect Class B sales charges and expenses.
 Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.
 The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee such reductions will continue.

2 For Class A shares, the maximum front-end sales charge is 5.25%. The maximum sales charge for Class B shares is 5.00%. Class B share performance including sales charge assumes the Class B share sales charge for the corresponding time period.

3 The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. The Fund is a professionally managed mutual fund. You cannot invest directly in an index.

PERFORMANCE AT A GLANCE                                        Equity Index Fund
------------------------------------------------------------------------

EQUITY INDEX FUND

AVERAGE ANNUAL RETURNS (as of March 31, 1999)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                      SIX-MONTH
                                    PERIOD ENDED
                                       3/31/99      1-YEAR     5-YEAR      10-YEAR
CLASS A                                  26.78%       17.63%     25.01%      17.73%
CLASS B                                  26.31%       16.72%     24.27%      17.01%
CLASS O                                  26.91%       17.86%     25.22%      17.94%

INCLUDING SALES CHARGES(2)
----------------------------------------------------------

                                      SIX-MONTH
                                    PERIOD ENDED
                                       3/31/99      1-YEAR     5-YEAR      10-YEAR
CLASS A                                  21.07%       12.34%     23.86%      17.20%
CLASS B                                  21.31%       11.72%     24.10%      17.01%
CLASS O                                     N/A          N/A        N/A         N/A

Equity Index Fund                                  INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

EQUITY INDEX FUND

  The Stagecoach Equity Index Fund ("the Fund") seeks to approximate to the extent practicable the total rate of return of substantially all common stocks comprising the Standard & Poor's 500 Composite Index(3) (the S&P 500 Index). We invest in substantially all of the common stocks listed on the S&P 500 Index and attempt to achieve a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses.
  As we reported earlier, we have changed the Fund's fiscal year-end to September 30 from March 31. We made this change to improve our reporting process. However, this change will not impact the performance or objective of your investment.
  The Equity Index Fund is sub-advised by Barclays Global Fund Advisors, one of the largest providers of index products in the world.

PERFORMANCE SUMMARY
  The Stagecoach Equity Index Fund Class A shares posted a cumulative return of 26.78% for the six-month reporting period, excluding sales charges. This is below the S&P 500 Index, which returned 27.32% for the same period. The Fund distributed $0.24 in dividend income for Class A shares over the six-month period and $3.33 in capital gains were distributed from the Fund during the reporting period.
  The broad stock indexes rebounded nicely from a brief setback in February, with the Dow Jones Industrial Average breaking the 10,000 level and other equity benchmarks hitting new highs. Best performing sectors within the Index were technology and consumer cyclicals, while utilities and consumer staples were among the poorest performing groups.

PORTFOLIO REVIEW (as of March 31, 1999)
--------------------------------------------------

NUMBER OF ISSUES                                      504
PORTFOLIO TURNOVER RATIO                                4%
WEIGHTED MEDIAN MARKET CAP ($B)                      $7.8

INVESTMENT ADVISOR COMMENTARY                                  Equity Index Fund
------------------------------------------------------------------------

  The Fund offers instant diversification across the most widely held industrial, transportation, financial and utility stocks because it invests in all the stocks held in the S&P 500 Index. Large capitalization stocks held in the portfolio did well during the six-month period as investors flocked to the security of larger names and solid earnings growth.

TOP FIVE EQUITY INDUSTRY HOLDINGS (as of March 31, 1999)
---------------------------------------------------------

FINANCE                                                  13%
COMPUTER SYSTEMS                                          7%
UTILITIES                                                 7%
PHARMACEUTICALS                                           7%
PETROLEUM                                                 6%

TOP TEN EQUITY HOLDINGS (as of March 31, 1999)
---------------------------------------------------------

MICROSOFT CORPORATION                                  4.2%
GENERAL ELECTRIC COMPANY                               3.4%
WAL-MART STORES INCORPORATED                           1.9%
INTEL CORPORATION                                      1.9%
MERCK & COMPANY INCORPORATED                           1.8%
PFIZER INCORPORATED                                    1.7%
CISCO SYSTEMS INCORPORATED                             1.6%
EXXON CORPORATION                                      1.6%
AT & T CORPORATION                                     1.6%
IBM CORPORATION                                        1.5%

STRATEGIC OUTLOOK
  After a prolonged period where large cap growth stocks significantly outperformed value stocks, market momentum shows preliminary signs of shifting more toward stocks that are trading at discounts. Even with the anticipated modest growth ahead, large companies with a high degree of certainty and visibility should do well the remainder of this year. As always, we will continue to weigh opportunities on a case by case basis, focusing on specific stocks we believe are poised for

Equity Index Fund                                  INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

growth. We also believe that Asia's improving financial condition bodes well for financial stocks, with certain stocks offering attractive values at current prices.

1 Performance shown for the Class A shares of the Stagecoach Equity Index Fund reflects performance of the Stagecoach Corporate Stock Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Equity Index Fund. Prior to January 1, 1992, performance shown or advertised for the Class A shares of the Stagecoach Equity Index Fund reflects performance of the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio of the Stagecoach Corporate Stock Fund. Performance shown for Class O shares of the Stagecoach Equity Index Fund for periods prior to February 1, 1999 reflects performance of the Class B shares adjusted to reflect Class O shares charges and expenses. Performance shown for the Class B shares of the Stagecoach Equity Index Fund for periods prior to February 17, 1998 reflects performance of the Class A shares of the Fund adjusted to reflect Class B sales charges and expenses.

  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee such reductions will continue.

2 For Class A shares, the maximum front-end sales charge is 4.50%. The maximum sales charge for Class B shares is 5.00%. Class B share performance including sales charge assumes the Class B share sales charge for the corresponding time period. Class O shares are sold without a front-end sales charge or a contingent deferred sales charge.
3 "Standard & Poor's," "S&P," "S&P 500," Standard & Poor's 500 and 500 are trademarks of McGraw-Hill, Inc. and have been licensed. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. You cannot invest directly in an index.

PERFORMANCE AT A GLANCE                                        Equity Value Fund
------------------------------------------------------------------------

EQUITY VALUE FUND
AVERAGE ANNUAL RETURNS (as of March 31, 1999)1
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                     SIX-MONTH                             SINCE
                                   PERIOD ENDED                          INCEPTION
                                      3/31/99      1-YEAR     5-YEAR     (7/2/90)
CLASS A                                 10.16%       (8.87%)    15.49%      14.10%
CLASS B                                  9.80%       (9.46%)    14.73%      13.34%
CLASS C                                  9.80%       (9.49%)    14.72%      13.33%
INSTITUTIONAL CLASS                     10.22%       (8.77%)    15.62%      14.18%

INCLUDING SALES CHARGES2
----------------------------------------------------------

                                     SIX-MONTH                             SINCE
                                   PERIOD ENDED                          INCEPTION
                                      3/31/99      1-YEAR     5-YEAR     (7/2/90)
CLASS A                                  4.38%      (13.65%)    14.26%      13.41%
CLASS B                                  4.80%      (13.63%)    14.50%      13.34%
CLASS C                                  8.80%      (10.32%)    14.72%      13.33%
INSTITUTIONAL CLASS                        N/A          N/A        N/A         N/A

Equity Value Fund                                  INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

EQUITY VALUE FUND

  The Stagecoach Equity Value Fund ("the Fund") seeks to provide investors with long-term capital appreciation. The Fund invests in common stocks, debt securities and foreign companies, implementing a value strategy that targets "out of favor" stocks. Our portfolio managers believe these companies are underpriced relative to market indicators, making them hidden opportunities for capital appreciation.
  As we reported earlier, we have changed the Fund's fiscal year-end to September 30 from March 31. We made this change to improve our reporting process. However, this change will not impact the performance or objective of your investment.
  Rex Wardlaw, Allen Wisniewski and Gregg Giboney manage the Fund. Mr. Wardlaw brings 10 years of institutional investment experience to the Fund. He specializes in value-style investing and has been managing investments at Wells Fargo and Wells Capital Management since 1993. Mr. Wardlaw earned a BA in Chemistry from Northwest Nazarene College, and an MBA in Finance from the University of Oregon. He is also a Chartered Financial Analyst. Mr. Wisniewski has over 13 years of experience in the securities industry, with a focus on equities. Mr. Wisniewski received his BA and MBA in Economics and Finance from the University of California at Los Angeles. He is a Chartered Financial Analyst and a member of the Los Angeles Society of Financial Analysts. Mr. Giboney has been in the securities industry for 12 years. He holds a BA from Washington State University and an MBA from the University of Portland. Mr. Giboney is a Chartered Financial Analyst and is a board member and past President of the Portland Society of Financial Analysts. The Fund managers work together to bring disciplined investment expertise to equity investing.

PERFORMANCE SUMMARY
  The Stagecoach Equity Value Fund Class A shares posted a cumulative return of 10.16% for the six-month reporting period, excluding sales charges. This is below the S&P 500 Index(3), a broad-based stock index used for comparison. The S&P 500 Index returned 27.32% for the same period.

INVESTMENT ADVISOR COMMENTARY                                  Equity Value Fund
------------------------------------------------------------------------

  The Fund is invested more conservatively relative to the Russell 1000 Value Index(4), and focuses on mid-cap stocks. The primary source of return in the Russell 1000 Value Index continues to originate from the largest capitalized and most growth-oriented stocks. The Fund's value investment style also underperformed against the S&P 500 Index due to similar reasons. In short, stocks with smaller market capitalization have not fared well over several quarters, which is why the Fund recently raised its average market capitalization.
  The Fund distributed $0.08 in dividend income for Class A shares over the six-month period and $1.26 in capital gains were distributed from the Fund during the reporting period. Keep in mind that past performance is no guarantee of future returns.

PORTFOLIO REVIEW (as of March 31, 1999)
--------------------------------------------------

NUMBER OF ISSUES                                      69
PORTFOLIO TURNOVER RATIO                              36%
WEIGHTED MEDIAN MARKET CAP ($B)                    $19.8

  The utility sector, which represents several of the Fund's top holdings, performed well in the fourth quarter of 1998 only to experience a decline in the first quarter of 1999 and a negative return for the entire reporting period. Rising interest rates played an important role in this development. Nevertheless, Montana Power, an electric utility with a rapidly growing fiber-optic business telecommunications unit, was an exceptional performer. Although utility stocks hurt Fund performance over this reporting period, we believe that several stocks within this sector are currently trading at significant discounts to the market, including Ameritech, AT&T and GTE. Therefore, we have repositioned Fund holdings to capitalize on these stocks in coming quarters.
  Stocks within the financial services sector also comprise key Fund holdings. First Union is a relatively large holding of the Fund, which negatively impacted Fund performance in the fourth quarter of 1998. We still believe the Company will deliver strong performance in future quarters. While financial services experienced difficulties late in 1998, we foresee a sustained turnaround in this sector as international economic conditions continue to improve. In fact, Providian Financial
Corpora-

Equity Value Fund                                  INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

tion and Cigna, whose prices have rallied from their October lows, have both been standout performers for the fund.

TOP FIVE EQUITY INDUSTRY HOLDINGS (as of March 31, 1999)
---------------------------------------------------------

FINANCE                                                  25%
UTILITIES                                                13%
PETROLEUM                                                10%
INSURANCE COMPANIES                                       9%
MANUFACTURING - PROCESSING                                6%

TOP TEN EQUITY HOLDINGS (as of March 31, 1999)
---------------------------------------------------------

AT & T                                                 4.4%
IBM CORPORATION                                        3.5%
CIGNA CORPORATION                                      3.3%
MOBIL CORPORATION                                      3.2%
PROVIDIAN FINANCIAL CORPORATION                        2.8%
HARTFORD FINANCIAL SERVICE GROUP                       2.7%
BANK OF AMERICA CORPORATION                            2.7%
GTE CORPORATION                                        2.6%
AMERITECH CORPORATION                                  2.4%
MCI WORLDCOM INCORPORATED                              2.3%

STRATEGIC OUTLOOK
  We anticipate modest economic growth for the remainder of 1999, with some predictable seasonal weakness in the second and third quarters, as has been the case in each of the past three years. The outlook also is favorable for accelerated growth in earnings per share as last year's interest rate cuts continue to work through the economy. Moderate economic growth coupled with growing earnings per share should allow value stocks to provide more robust performance.
  Strengthening economies throughout Asia and Latin America are also favorable for value stocks. In periods of slow economic growth, earnings growth is scarce, so growth-oriented companies tend to get high multiples on their earnings. Yet as growth accelerates, paying high valuations for earnings makes less sense, and value shares typically rally. That's why we believe that the Fund is positioned to benefit from any rebound in value stock performance.

INVESTMENT ADVISOR COMMENTARY                                  Equity Value Fund
------------------------------------------------------------------------

  While utility and financial stocks represent the main portfolio holdings, we will continue to select high quality, undervalued stocks across various sectors, including technology and defense stocks over the coming months.
  As a caveat, we do expect to see continued high levels of volatility as large numbers of momentum investors remain poised to move quickly into or out of the market, based on short-term positive or negative news. The Fund managers may use this volatility to purchase or sell shares opportunistically, with an eye toward creating longer term value for Fund shareholders.

1 Performance shown for the Class A shares of the Stagecoach Equity Value Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the Pacifica Equity Value Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Equity Value Fund. Performance shown or advertised for the Class B shares of the Stagecoach Equity Value Fund for periods prior to September 6, 1996 reflects performance of Investor shares of the predecessor portfolio, with expenses of the Investor shares adjusted to reflect Class B sales charges and expenses. Performance shown or advertised for Class C shares of the Stagecoach Equity Value Fund for the periods prior to April 1, 1998 reflects performance of the Class B shares, adjusted for Class C sales charges and expenses. Performance shown for the Institutional Class shares of the Stagecoach Equity Value Fund for periods prior to September 6, 1996 reflects the performance of the Institutional Class shares of the predecessor portfolio.

  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee such reductions will continue.

2 For Class A shares, the maximum front-end sales charge is 5.25%. The maximum sales charge for Class B shares is 5.00%. The maximum sales charge for Class C shares is 1.00%. Class B and C share performance including sales charge assumes the sales charge for the corresponding time period. There are no sales charges for the Institutional Class shares.

3 The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. The Fund is a professionally managed mutual fund. You cannot invest directly in an index.
4 The Russell 1000 Value Index contains those securities in the Russell 1000
  Index with less than average growth orientation. Companies in the Russell 1000 Value Index generally have low price to book and price-earnings ratios, higher dividend yields and lower forecasted growth values. You cannot invest directly in an index.

Growth Fund                                              PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

GROWTH FUND
AVERAGE ANNUAL RETURNS (as of March 31, 1999)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                     SIX-MONTH                             SINCE
                                   PERIOD ENDED                          INCEPTION
                                      3/31/99      1-YEAR     5-YEAR     (8/2/90)
CLASS A                                 29.88%       20.68%     21.32%      17.35%
CLASS B                                 29.48%       19.83%     20.59%      16.63%
INSTITUTIONAL CLASS                     30.00%       20.78%     21.35%      17.37%

INCLUDING SALES CHARGES(2)
----------------------------------------------------------

                                     SIX-MONTH                             SINCE
                                   PERIOD ENDED                          INCEPTION
                                      3/31/99      1-YEAR     5-YEAR     (8/2/90)
CLASS A                                 23.09%       14.37%     20.01%      16.63%
CLASS B                                 24.48%       14.83%     20.40%      16.63%
INSTITUTIONAL CLASS                        N/A          N/A        N/A         N/A

INVESTMENT ADVISOR COMMENTARY                                        Growth Fund
------------------------------------------------------------------------

GROWTH FUND

  The Stagecoach Growth Fund ("the Fund") seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks and preferred stocks, and debt securities that are convertible into common stocks. The Fund maintains a large company emphasis and the majority of the Fund's holdings consist of larger, established companies with market capitalizations of more than $1 billion. These companies represent some of America's best-known firms with long histories of increasing earnings.
  As we reported earlier, we have changed the Fund's fiscal year-end to September 30 from March 31. We made this change to improve our reporting process. However, this change will not impact the performance or objective of your investment.
  Kelli Hill manages the Stagecoach Growth Fund. Ms. Hill has 15 years of experience in the securities industry. Prior to joining Wells Fargo in 1987, Ms. Hill was an institutional equity trader for E.F. Hutton. Ms. Hill holds a BA from the University of Southern California and is a Chartered Financial Analyst Level II candidate.

PERFORMANCE SUMMARY
  The Stagecoach Growth Fund Class A shares posted a cumulative return of 29.88% for the six-month reporting period, excluding sales charges. This is above the S&P 500 Index,(3) which returned 27.32% for the same period. The Fund distributed $0.01 in dividend income for Class A shares over the six-month period and $3.28 in capital gains were distributed from the Fund during the reporting period.
  The Fund finished the six-month period strongly with solid returns in the financial sector throughout the first quarter of 1999. The Fund had exposure across many financial services, including money center banks, insurance companies and mortgage companies. American International Group and Chase Manhattan Bank were both top 10 holdings and contributed to the overall per-

Growth Fund                                        INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

formance of the Fund during the period. The technology sector also benefited the Fund, but not without some continued volatility due to Y2K concerns.

PORTFOLIO REVIEW (as of March 31, 1999)
--------------------------------------------------

NUMBER OF ISSUES                                      87
PORTFOLIO TURNOVER RATIO                              17%
WEIGHTED MEDIAN MARKET CAP ($B)                    $68.9

  Much of what happens going forward this year will depend on the global economy. Our lower-performing groups in the Fund during the six-month period were all groups with significant global exposure such as chemicals, oil producers, and services and packaged goods.

TOP FIVE EQUITY INDUSTRY HOLDINGS (as of March 31, 1999)
---------------------------------------------------------

FINANCE                                                  12%
COMPUTER SYSTEMS                                          9%
UTILITIES                                                 7%
PHARMACEUTICALS                                           7%
PETROLEUM                                                 6%

TOP TEN EQUITY HOLDINGS (as of March 31, 1999)
---------------------------------------------------------

MICROSOFT CORPORATION                                  4.6%
GENERAL ELECTRIC COMPANY                               3.8%
EMC CORPORATION                                        3.6%
CISCO SYSTEMS INCORPORATED                             3.3%
AMERICAN INTERNATIONAL GROUP INCORPORATED              3.1%
WAL MART STORES INCORPORATED                           3.0%
CHASE MANHATTAN CORPORATION                            2.9%
PFIZER INCORPORATED                                    2.4%
MCI WORLDCOM INCORPORATED                              2.1%
SBC COMMUNICATIONS                                     1.8%

STRATEGIC OUTLOOK
  Even with anticipated modest growth ahead, companies with a high degree of certainty and visibility have the potential to do well this year. While gains in a number of areas in the first quarter lead us to be somewhat

INVESTMENT ADVISOR COMMENTARY                                        Growth Fund
------------------------------------------------------------------------

cautious, today's environment gives us optimism that the remainder of 1999 has the potential to be another good period for the market. As always, we will continue to focus on the companies with accelerated earnings that we believe to be consistent and stable.

1 Performance shown for the Class A shares of the Stagecoach Growth Fund for periods prior to January 1, 1992, reflects performance of the shares of the Select Stock Fund of Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Stagecoach Growth Fund. Performance shown or advertised for the Class B shares of the Stagecoach Growth Fund for the periods January 1, 1992 to January 1, 1995 reflects performance of the Class A shares of the Fund adjusted to reflect Class B sales charges and expenses. Performance shown or advertised for the Class B shares of the Stagecoach Growth Fund for periods prior to January 1, 1992, reflects performance of the shares of the predecessor portfolio, with expenses adjusted to reflect Class B sales charges and expenses. Performance shown or advertised for Institutional Class shares of the Stagecoach Growth Fund for the period prior to September 6, 1996 reflects performance of the Class A shares (as described above) adjusted for Institutional Class share expenses.
 Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.
 The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee such reductions will continue.

2 For Class A shares, the maximum front-end sales charge is 5.25%. The maximum sales charge for Class B shares is 5.00%. Class B share performance including sales charge assumes the Class B share sales charge for the corresponding time period. There are no sales charges for the Institutional Class shares.

3 The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. The Fund is a professionally managed mutual fund. You cannot invest directly in an index.

International Equity Fund                                PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

AVERAGE ANNUAL RETURNS (as of March 31, 1999)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                        SIX-MONTH                 SINCE
                                       PERIOD ENDED             INCEPTION
                                         3/31/99      1-YEAR    (9/24/97)
CLASS A                                   23.50%       4.62%     10.04%
CLASS B                                   23.12%       4.00%      9.34%
CLASS C                                   23.12%       4.00%      9.34%

INCLUDING SALES CHARGES(2)
----------------------------------------------------------

                                       SIX-MONTH                 SINCE
                                      PERIOD ENDED             INCEPTION
                                        3/31/99      1-YEAR    (9/24/97)
CLASS A                                  17.00%      (0.86%)     6.23%
CLASS B                                  18.12%      (1.00%)     6.80%
CLASS C                                  22.12%       3.00%      9.34%

INVESTMENT ADVISOR COMMENTARY                          International Equity Fund
------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

  The Stagecoach International Equity Fund ("the Fund") seeks to earn total return, with an emphasis on capital appreciation, over the long-term by investing in equity securities of non-U.S. companies. Stock selection for the Fund is driven by company fundamentals, not country allocation. Target companies generally have a history of effective management, prudent financial and accounting policies, and an ability to capitalize on a changing business environment.
  As we reported earlier, we have changed the Fund's fiscal year-end to September 30 from March 31. We made this change to improve our reporting process. However, this change will not impact the performance or objective of your investment.
  Katherine Schapiro, CFA, and Stacey Ho, CFA, manage the International Equity Fund. Ms. Schapiro has 18 years of investment experience, with extensive international investment expertise. Ms. Schapiro is a graduate of Stanford University, a Chartered Financial Analyst, and President of the Security Analysts of San Francisco. Ms. Ho has 10 years of experience in the investments industry and has dedicated her investment management career to international money management. She received a BS degree from San Diego State University, an MS from Stanford University, and an MBA from the University of California at Los Angeles. Ms. Ho also is a Chartered Financial Analyst.

PERFORMANCE SUMMARY
  The Stagecoach International Equity Fund Class A shares posted a 23.50% cumulative return for the six-month reporting period that ended March 31, 1999, excluding sales charges. This is above the benchmark for the Fund, the Morgan Stanley Capital International Europe, Australasia and Far East Index(3) ("MSCI EAFE Index"), which returned 22.51% for the same period, and the Lipper International Fund Index,(4) which returned 16.98% over this time frame.
  Over the six-month period, stock and sector selection had a positive impact on returns. Strong gains from

International Equity Fund                          INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

European companies involved in wireless communications and electronics, including top 10 holdings such as ST Microelectronics, Vodafone, Nokia, Philips Electronics and ARM Holdings, helped boost the fund. In addition, the fund was a beneficiary of good relative performance of holdings in difficult markets such as Singapore, Hong Kong and Hungary. Other contributors to the Fund's strong performance relative to its benchmark throughout the period included companies involved in business services, consumer non-durables, healthcare and retail, such as AXA, Amvescap, Honda Motor and Metro AG.

PORTFOLIO REVIEW (as of March 31, 1999)
--------------------------------------------------

NUMBER OF ISSUES                                      74
PORTFOLIO TURNOVER                                    16%
WEIGHTED MEDIAN MARKET CAP ($B)                    $22.8

  After bottoming in the early weeks of October, global stock markets climbed steadily for the remainder of 1998 following the second interest rate cut of the year in the U.S. This interest rate reduction was matched by central banks throughout Europe and Asia in a coordinated, and relatively successful, effort to stabilize currencies and to prevent global recession. During the first quarter of 1999, investors embraced slower economic growth forecasts for Europe and took profits on stocks due to excessive valuations in the region. In Japan, continued progress toward banking reform and increased monetary stimulus brought hope that the country would stem its economic decline. The improved sentiment toward Japan also helped to boost other markets in the region.
  In the six-month period, Fund positions in several European stocks were reduced due to concerns over earnings growth in 1999 and valuation considerations. In early 1999, investments in Japanese companies were increased from 10% to 15% of assets, the highest exposure to Japan since the Fund's launch in September 1997. The allocation shift was reinforced late in the period when several companies, including Sony, announced major restructuring plans to consolidate businesses and increase returns on equity, a welcome move toward

INVESTMENT ADVISOR COMMENTARY                          International Equity Fund
------------------------------------------------------------------------

improving shareholder value. Other stocks added to the Fund, and additions to existing positions, were based primarily on sound growth prospects for domestic-oriented companies with attractive price to earnings ratios.

TOP HOLDINGS BY COUNTRY (as of March 31, 1999)
---------------------------------------------------------

GREAT BRITAIN                                         17%
JAPAN                                                 15%
FRANCE                                                13%
NETHERLANDS                                            9%
SWITZERLAND                                            6%

TOP TEN EQUITY HOLDINGS (as of March 31, 1999)
---------------------------------------------------------

ST MICROELECTRONICS NV                                3.0%
VODAFONE GROUP PLC                                    2.8%
NOKIA CORP. ADR (FINLAND)                             2.7%
AMVESCAP PLC                                          2.3%
AXA UAP                                               2.3%
UNILEVER NV                                           2.2%
SUEZ LYONNAISE DES EAUX                               2.2%
ARM HOLDINGS PLC ADR (GREAT BRITAIN)                  2.1%
KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS NV ADR
(NETHERLANDS)                                         2.1%
NOVARTIS AG -- REGISTERED SHARES                      2.0%

STRATEGIC OUTLOOK
  Although still overweighted in European holdings, we believe the shift in allocations to Asia and Latin America will potentially have significant bearing on the Fund's relative performance for the remainder of 1999. Progress on economic reforms, corporate restructuring, improved transparency of reporting, falling interest rates and relatively stable currencies all help to improve investor confidence and reverse the "flight of capital" seen in 1997 and 1998.
  The troubled economies of Asia aren't expected to recover quickly, so we anticipate the shift toward Asian companies will proceed cautiously for the Stagecoach International Equity Fund, along with profit-taking in

International Equity Fund                          INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

European holdings. As always, we will maintain our disciplined investment strategy and continually assess the risks and rewards of the Fund's investments.

1 Performance shown for the Class C shares of the Stagecoach International
  Equity Fund for periods prior to April 1, 1998, reflects performance of the Class B shares, adjusted to reflect Class C sales charges and expenses.

  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  An investment in the Stagecoach International Equity Fund presents certain additional risks that may not be present in a mutual fund that invests largely in domestic stocks. For example, investments in foreign and emerging markets present special risks including: currency fluctuation, the potential for diplomatic and political instability and liquidity risks, foreign taxation and differences in auditing and other financial standards.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee such reductions will continue.

2 For Class A shares, the maximum front-end sales charge is 5.25%. The maximum sales charge for Class B shares is 5.00%. The maximum sales charge for Class C shares is 1.00%. Class B and Class C share performance with sales charge assumes the sales charge for the corresponding time period.

3 The Morgan Stanley Capital International Europe, Australasia and Far East
  Index is an unmanaged index comprised of common stocks sold on stock exchanges and over-the-counter markets within the listed regions. The Index presented here is not available directly for investment.

4 The Lipper International Fund Index is comprised of funds that invest their assets in securities with primary trading markets outside of the United States. You cannot invest directly in an index.

PERFORMANCE AT A GLANCE                                           Small Cap Fund
------------------------------------------------------------------------

SMALL CAP FUND
AVERAGE ANNUAL RETURNS (as of March 31, 1999)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                     SIX-MONTH                               SINCE
                                   PERIOD ENDED                            INCEPTION
                                      3/31/99      1-YEAR      3-YEAR      (11/1/94)
CLASS A                                 21.03%      (15.63%)      4.53%       20.73%
CLASS B                                 20.57%      (16.20%)      3.87%       19.96%
CLASS C                                 20.58%      (16.24%)      3.85%       19.95%
INSTITUTIONAL CLASS                     21.39%      (15.11%)      5.65%       21.73%

INCLUDING SALES CHARGES(2)
----------------------------------------------------------

                                     SIX-MONTH                               SINCE
                                   PERIOD ENDED                            INCEPTION
                                      3/31/99      1-YEAR      3-YEAR      (11/1/94)
CLASS A                                 14.67%      (20.06%)      2.67%       19.27%
CLASS B                                 15.57%      (20.07%)      2.94%       19.72%
CLASS C                                 19.58%      (17.01%)      3.85%       19.95%
INSTITUTIONAL CLASS                        N/A          N/A         N/A          N/A

Small Cap Fund                                     INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

SMALL CAP FUND

  The Stagecoach Small Cap Fund ("the Fund") seeks above-average, long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index(3), before fees and expenses over a time horizon of three to five years. The Fund invests in growth-oriented common stocks with market capitalizations that fall within the range of the Russell 2000 Index at the time of acquisition. Due to their relatively small size, the Fund's investments may offer substantial growth potential, but they also entail greater risk than larger, more established companies.
  As we reported earlier, we have changed the Fund's fiscal year-end to September 30 from March 31. We made this change to improve our reporting process. However, this change will not impact the performance or objective of your investment.
  Tom Zeifang and Kenneth Lee manage the Small Cap Fund. Mr. Zeifang joined Wells Capital Management in 1995. Before that he spent three years as an analyst at Fleet Investment Advisors and three years as an assistant portfolio manager at Marine Midland Bank. Mr. Lee has seven years of experience in the securities industry. He has been with Wells Capital Management for the last five years. He graduated from the University of California at Davis with a double major in Economics and Organizational Studies. Mr. Lee has expertise in the technology and healthcare sectors. He also is a Certified Financial Analyst Level II candidate. Mr. Zeifang and Mr. Lee are responsible for portfolio management and fundamental security analysis on the small- and mid-cap growth equity team.

PERFORMANCE REVIEW
  The Stagecoach Small Cap Fund Class A shares posted a cumulative return of 21.03% for the six-month reporting period, excluding sales charges, outperforming the Russell 2000 Index, which returned 10.00% for the same period.
  The Fund remained mostly sector-neutral later in the six-month period, being underweighted in basic materials and materials processing. This positioning helped reduce commodity risk and positively affected performance. During the first quarter of 1999, the only sector of

INVESTMENT ADVISOR COMMENTARY                                     Small Cap Fund
------------------------------------------------------------------------

the Russell 2000 to generate a positive return was technology, which was largely driven by internet-related issues.

PORTFOLIO REVIEW (as of March 31, 1999)
--------------------------------------------------

NUMBER OF ISSUES                                     120
PORTFOLIO TURNOVER RATIO                             106%
WEIGHTED MEDIAN MARKET CAP ($B)                    $1.43

  While most small cap stocks continued to experience volatility during the six-month period, certain stocks performed well, including technology stocks.

TOP FIVE EQUITY INDUSTRY HOLDINGS (as of March 31, 1999)
---------------------------------------------------------

INTERNET SOFTWARE AND NETWORK PRODUCTS                   14%
FINANCE                                                  11%
GENERAL BUSINESS                                         11%
RETAIL AND RELATED                                       10%
MEDICAL EQUIPMENT AND SUPPLIES                           10%

TOP TEN EQUITY HOLDINGS (as of March 31, 1999)
---------------------------------------------------------

E*TRADE                                                2.2%
VERISIGN INCORPORATED                                  2.2%
AGOURON PHARMACEUTICALS INCORPORATED                   1.9%
REGIS CORPORATION                                      1.8%
EXCITE INCORPORATED                                    1.6%
EMMIS BROADCASTING CORPORATION                         1.6%
AMERISOURCE CORPORATION                                1.6%
CMGI INCORPORATED                                      1.5%
NATIONAL DATA CORPORATION                              1.3%
METRIS COMPANIES INCORPORATED                          1.3%

STRATEGIC OUTLOOK
  In anticipation of continued market volatility, we will continue to maintain our discipline of not over-exposing the Fund to any particular sector, and we will continue to search for companies that can increase earnings independent of the economic cycle.
  While smaller companies are trading at very low valuations relative to large companies, and have little overseas exposure and attractive earnings growth prospects, there is no immediate catalyst for the sector. We will

Small Cap Fund                                     INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

continue to favor technology, healthcare and consumer staples sectors. While we believe that earnings growth will be good and valuations will be at record lows, we are likely to continue to experience increased market volatility. Therefore, we must also be conscious of the impact that international events may have on our own economy.

1 Performance shown for the Class A shares of the Stagecoach Small Cap Fund for periods prior to September 16, 1996, reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio with the same investment objective and policies as the Stagecoach Small Cap Fund. Performance shown or advertised for the Class B, Class C and Institutional Class shares of the Stagecoach Small Cap Fund for periods prior to September 16, 1996, reflects performance of shares of the predecessor portfolio, with expenses adjusted to reflect Class B, Class C and Institutional Class shares, respectively.

  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sales transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee such reductions will continue.

2 For Class A shares, the maximum front-end sales charge is 5.25%. The maximum sales charge for Class B shares is 5.00%. The maximum sales charge for Class C shares is 1.00%. Class B and C share performance including sales charge assumes the sales charge for the corresponding time period. There are no sales charges for the Institutional Class shares.

3 The Russell 2000 Index is an unmanaged index of the 2,000 smallest stocks (by market value) in the Russell 3000 Index. It currently represents 7% of the U.S. equity market, while the Russell 3000 comprises approximately 98% of the U.S. equity market.

PERFORMANCE AT A GLANCE                                    Strategic Growth Fund
------------------------------------------------------------------------

STRATEGIC GROWTH FUND

AVERAGE ANNUAL RETURNS (as of March 31, 1999)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                     SIX-MONTH                             SINCE
                                   PERIOD ENDED                          INCEPTION
                                      3/31/99      1-YEAR     5-YEAR     (1/20/93)
CLASS A                                 24.19%       (8.31%)    13.90%      15.85%
CLASS B                                 23.77%       (8.98%)    13.09%      14.82%
CLASS C                                 23.73%       (9.02%)    13.08%      14.81%

INCLUDING SALES CHARGES(2)
----------------------------------------------------------

                                     SIX-MONTH                             SINCE
                                   PERIOD ENDED                          INCEPTION
                                      3/31/99      1-YEAR     5-YEAR     (1/20/93)
CLASS A                                 17.67%      (13.13%)    12.67%      14.86%
CLASS B                                 18.77%      (13.53%)    12.85%      14.82%
CLASS C                                 22.73%       (9.93%)    13.08%      14.81%

Strategic Growth Fund                              INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

STRATEGIC GROWTH FUND

  The Stagecoach Strategic Growth Fund ("the Fund") seeks to provide investors with an above average level of long-term capital appreciation. The Fund invests in equity securities of companies expected to experience strong growth in revenues, earnings and assets. Managed with a mid-cap emphasis, at least 65 percent of the Fund's assets will be invested in companies with market capilatizations that fall between the range of $470 million and $11.3 billion at the time the stock is bought.
  As we reported earlier, we have changed the Fund's fiscal year-end to September 30 from March 31. We made this change to improve our reporting process. However, this change will not impact the performance or objective of your investment.
  Tom Zeifang and Chris Greene manage the Strategic Growth Fund. Mr. Zeifang joined Wells Capital Management in 1995. Before that he spent three years as an analyst at Fleet Investment Advisors and three years as an assistant portfolio manager at Marine Midland Bank. Before joining Wells Capital Management in 1997, Mr. Greene was an analyst for Hambrecht & Quist. He graduated with a BA degree in Economics from Claremont McKenna College.

PERFORMANCE SUMMARY
  The Stagecoach Strategic Growth Fund Class A shares posted a cumulative return of 24.19% for the six-month reporting period, excluding sales charges. This is below the S&P 500 Index(3) return of 27.32% for the same period.
  An increased focus on high-quality, earnings-driven companies benefited the Fund as the narrow leadership of the market increased the need for superior bottoms-up stock picking. Similar to the Index, a small number of companies led Fund performance. Large contributors include Charles Schwab, Yahoo!, Providian and Ascend Communications. Large buys late in the six-month period included Linear Technology, McKesson and Staples.

INVESTMENT ADVISOR COMMENTARY                              Strategic Growth Fund
------------------------------------------------------------------------

PORTFOLIO REVIEW (as of March 31, 1999)
--------------------------------------------------

NUMBER OF ISSUES                                     101
PORTFOLIO TURNOVER RATIO                             191%
WEIGHTED MEDIAN MARKET CAP ($B)                     $6.7

  The Fund shifted assets as positions increasingly became weighted relative to anticipated performance and volatility rather than performance alone. At March 31, 1999, high absolute growth was less important than consistent, visible growth. For this reason, the Fund disproportionately overweighted the very best companies in its available market cap range.
  In the current environment where investors are looking for stability and liquidity, small stocks do not offer the same type of flexibility as larger stocks, and therefore did not perform as well in the current environment.

TOP FIVE EQUITY INDUSTRY HOLDINGS (as of March 31, 1999)
---------------------------------------------------------

FINANCE                                                  16%
RETAIL AND RELATED                                       12%
COMPUTER SYSTEMS                                         11%
INTERNET SOFTWARE AND NETWORK PRODUCTS                    9%
ELECTRONICS                                               8%

TOP TEN EQUITY HOLDINGS (as of March 31, 1999)
---------------------------------------------------------

OFFICE DEPOT INCORPORATED                            3.7%
CHARLES SCHWAB CORPORATION                           3.2%
YAHOO! INCORPORATED                                  2.8%
MCKESSON HBOC INCORPORATED                           2.2%
STAPLES INCORPORATED                                 2.1%
PROVIDIAN FINANCIAL CORPORATION                      2.1%
VERISIGN INCORPORATED                                2.0%
LINEAR TECHNOLOGY CORPORATION                        1.9%
TJX COMPANIES INCORPORATED                           1.9%
ASCEND COMMUNICATIONS                                1.9%

STRATEGIC OUTLOOK
  The stock market's strength continues to be concentrated in large-cap growth stocks, resulting in an even greater disparity between their performance and that of the rest of the market. The focus away from small cap stocks has contributed to the Fund's underperformance; however, we feel the current interest rate environment is

Strategic Growth Fund                              INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

good for all companies, not just large corporations. We believe the fundamentals continue to look good, and we see opportunity in the current environment.
  It may be difficult to completely avoid international exposure in today's global marketplace, however we will attempt to avoid companies with exposure to foreign economies. Although the Asian economy is showing signs of improvement, we've increased our focus on domestic companies in the healthcare, information technology, and telecommunications sectors and will continue to do so until foreign markets stabilize further. We also will continue to look for companies with a solid earnings outlook.

1 Performance shown for the Class A shares of the Stagecoach Strategic Growth
  Fund reflects performance of the Class A shares of the Overland Express Strategic Growth Fund (the accounting survivor of a merger of the Funds on December 12, 1997). Performance shown or advertised for the Class B shares of the Stagecoach Fund reflects performance of the Class D shares of the Overland Fund. For periods prior to July 1, 1993, Class B share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect sales charges and expenses of the Class B shares. Performance shown or advertised for the Class C shares of the Stagecoach Fund for the period from July 1, 1993, to December 12, 1997, reflects performance of the Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class C share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect the sales charges and expenses of the Class C shares.
 Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.
 There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sales transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks.
 The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee such reductions will continue.

2 For Class A shares, the maximum front-end sales charge is 5.25%. The maximum sales charge for Class B shares is 5.00%. The maximum sales charge for Class C shares is 1.00%. Class B and Class C share performance with sales charge assumes the sales charge for the corresponding time period.

3 The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. The Fund is a professionally managed mutual fund. You cannot invest directly in an index.

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)              Balanced Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 58.87%
             AEROSPACE - 1.37%
      9,375  Lockheed Martin Corporation                                     $    347,438  $     353,320
     12,000  Raytheon Company Class B                                             662,970        703,500
                                                                             ------------  --------------
                                                                             $  1,010,408  $   1,056,820

             AUTOMOBILE & RELATED - 2.30%
      4,009  Daimler-Chrysler AG+                                            $    212,606  $     344,022
      8,000  Dana Corporation                                                     349,783        304,000
     25,800  Delphi Automotive Systems Corporation+                               452,136        457,950
      4,600  Eaton Corporation                                                    416,855        328,900
      6,000  Ford Motor Company                                                   120,918        340,500
                                                                             ------------  --------------
                                                                             $  1,552,298  $   1,775,372

             CAPITAL GOODS - 3.08%
      5,700  General Electric Company                                        $    109,127  $     630,563
     15,000  Harris Corporation                                                   469,954        429,375
     12,000  U.S. Filter Corp+                                                    307,764        367,500
     21,375  Waste Management Incorporated                                        777,871        948,516
                                                                             ------------  --------------
                                                                             $  1,664,716  $   2,375,954

             COMPUTER SYSTEMS - 3.47%
     13,250  Apple Computer Incorporated+                                    $    465,728  $     476,172
     11,300  International Business Machines Corporation                          598,420      2,002,925
      6,700  Seagate Technology Incorporated+                                     147,916        198,069
                                                                             ------------  --------------
                                                                             $  1,212,064  $   2,677,166

             CONSUMER-DISCRETIONARY - 0.57%
      7,600  DuPont (E.I.) de Nemours and Company                            $    576,791  $     441,275

             ELECTRONICS - 0.78%
      7,325  Koninklijke Royal Philips Electronics N.V. ADR                  $    546,564  $     603,855

Balanced Fund              PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             ENERGY & RELATED - 5.62%
      6,100  Atlantic Richfield Corporation                                  $    360,295  $     445,300
      9,400  Columbia Energy Group                                                467,039        491,150
     20,500  Mobil Corporation                                                  1,343,163      1,804,000
      8,900  Phillips Petroleum Company                                           421,232        420,525
     10,000  Texaco Incorporated                                                  407,520        567,500
      8,950  Transocean Offshore Incorporated                                     229,881        257,872
     12,500  USX - Marathon Group                                                 380,801        343,750
                                                                             ------------  --------------
                                                                             $  3,609,931  $   4,330,097

             ENTERTAINMENT & LEISURE - 0.63%
     22,700  Mirage Resorts Incorporated+                                    $    388,238  $     482,375

             FINANCE & RELATED - 17.07%
     15,552  Banc One Corporation                                            $    860,531  $     856,332
     17,050  Bank of America Corporation                                        1,003,270      1,204,156
      8,100  Bankers Trust NY Corporation                                         693,440        714,825
     16,400  Chase Manhattan Corporation                                          284,398      1,333,525
     18,000  Citigroup Incorporated                                               746,291      1,149,750
     15,650  First Union Corporation                                              953,199        836,297
     62,000  Fremont General Corporation                                          682,942      1,181,875
      6,000  Morgan Stanley Dean Witter & Company                                 486,009        599,625
     55,500  North Fork Bancorporation                                          1,083,766      1,172,438
     27,300  Prison Realty Corporation                                            638,313        476,044
     14,200  Providian Financial Corporation                                       97,744      1,562,000
     19,100  SLM Holding Corporation                                              867,385        797,425
      9,700  Union BanCal Corporation                                             291,000        330,406
     23,100  Washington Mutual Incorporated                                     1,053,504        944,213
                                                                             ------------  --------------
                                                                             $  9,741,792  $  13,158,911

             FOOD & RELATED - 1.72%
     18,425  American Stores Company                                         $    385,749  $     608,025
     80,000  Food Lion Incorporated Class B                                       767,182        720,000
                                                                             ------------  --------------
                                                                             $  1,152,931  $   1,328,025

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)              Balanced Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             GENERAL BUSINESS & RELATED - 0.39%
     15,900  Allegheny Teledyne Incorporated                                 $    401,925  $     301,105

             HEALTHCARE - 0.38%
     24,200  Foundation Health Systems Incorporated+                         $    221,705  $     294,938

             INSURANCE COMPANIES - 5.18%
     13,500  American Bankers Insurance Group                                $    149,344  $     702,000
      5,800  American International Group Incorporated                            639,538        699,625
     16,500  CIGNA Corporation                                                  1,036,732      1,382,905
     21,200  Hartford Financial Services Group                                    954,952      1,204,425
                                                                             ------------  --------------
                                                                             $  2,780,566  $   3,988,955

             MANUFACTURING PROCESSING - 2.56%
      9,350  Honeywell Incorporated                                          $    680,332  $     708,847
      9,000  Montana Power Company                                                333,516        662,063
     21,350  Sherwin Williams Company                                             530,967        600,469
                                                                             ------------  --------------
                                                                             $  1,544,815  $   1,971,379

             PHARMACEUTICALS - 1.22%
     15,000  Pharmacia and Upjohn Incorporated                               $    397,019  $     935,625

             RETAIL & RELATED - 2.28%
     15,000  Costco Companies Incorporated+                                  $    235,935  $   1,373,438
     15,175  Rite Aid Corporation                                                 387,873        379,375
                                                                             ------------  --------------
                                                                             $    623,808  $   1,752,813

             TELECOMMUNICATIONS - 2.97%
     20,525  GTE Corporation                                                 $    678,948  $   1,241,763
     11,800  MCI Worldcom Incorporated+                                           940,537      1,045,038
                                                                             ------------  --------------
                                                                             $  1,619,485  $   2,286,801

             TRANSPORTATION - 0.29%
      4,000  Canadian National Railway Company                               $    226,993  $     222,500

Balanced Fund              PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             UTILITIES - 6.99%
     23,289  American Telephone & Telegraph Corporation                      $  1,803,814  $   1,858,753
     17,950  Ameritech Corporation                                                880,120      1,038,855
      6,375  Bell Atlantic Corporation                                            315,724        329,508
     18,775  Northern States Power Company                                        508,790        435,345
     25,950  PacifiCorp                                                           458,926        447,638
      6,500  SBC Communications Incorporated                                      332,607        306,313
     15,000  Texas Utilities Company                                              659,591        625,313
      6,275  U.S. West Incorporated                                               348,849        345,517
                                                                             ------------  --------------
                                                                             $  5,308,421  $   5,387,242
             TOTAL COMMON STOCKS                                             $ 34,580,470  $  45,371,208

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)              Balanced Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES - 17.04%
             BANK & FINANCE - 3.27%
$ 1,500,000  American Telephone & Telegraph Capital
               Corporation                                        6.60 %        05/15/05   $   1,518,750
  1,000,000  Midamerican Funding LLC                              6.34          03/01/09         997,500
                                                                                           --------------
                                                                                           $   2,516,250

             INDUSTRIALS - 11.13%
$ 1,000,000  Chrysler Corporation                                 7.40 %        8/1/2097   $   1,052,890
  1,000,000  EOP Operating LP                                     6.80          01/15/09         997,500
  1,000,000  News America Incorporated                            6.70          05/21/04       1,028,750
  1,000,000  Noram Energy Corporation                             6.50          02/01/08         996,250
  1,500,000  Pepsi Bottling Group                                 7.00          03/01/29       1,501,875
  1,000,000  Petroleum Geo Service                                7.13          03/30/28         937,500
  1,000,000  Raytheon Company                                     7.20          08/15/27       1,037,500
  1,000,000  RJR Nabisco Incorporated                             8.25          07/01/04       1,025,000
                                                                                           --------------
                                                                                           $   8,577,265

             MISCELLANEOUS BONDS - 2.64%
$ 1,000,000  Associates Corporation of America                    6.32 %        02/28/00   $   1,010,470
  1,000,000  General Motors Acceptance Corporation                6.88          07/15/01       1,026,250
                                                                                           --------------
                                                                                           $   2,036,720
             TOTAL CORPORATE BONDS & NOTES                                                 $  13,130,235
             (Cost $12,891,700)

             U.S. GOVERNMENT AGENCY SECURITIES - 8.89%
             FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.45%
$    29,792  FHLMC #220009                                        8.25 %        08/01/01   $      30,444
    151,911  FHLMC #291786                                        8.50          01/01/09         157,966
     56,397  FHLMC #303407                                        8.50          12/01/02          57,690
     93,773  FHLMC #546103                                       10.50          08/01/19         101,240
                                                                                           --------------
                                                                                           $     347,340

Balanced Fund              PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.44%
$ 1,000,000  FNMA                                                 4.63 %        10/15/01   $     984,840
    298,025  FNMA #190526                                         6.00          01/01/01         298,660
    341,465  FNMA #190588                                         6.50          01/01/09         345,037
  2,686,721  FNMA #407932                                         7.00          12/01/27       2,724,765
  2,009,176  FNMA #442618                                         6.00          10/01/28       1,953,160
    128,757  FNMA #57843                                          8.00          06/01/08         132,530
      7,305  FNMA #75336                                          9.50          02/01/09           7,710
     58,255  FNMA #83785                                          8.00          08/01/18          60,355
                                                                                           --------------
                                                                                           $   6,507,057
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $   6,854,397
             (Cost $6,838,869)

             U.S. TREASURY SECURITIES - 13.40%
             U.S. TREASURY BONDS - 7.97%
$ 1,000,000  U.S. Treasury Bonds                                  5.25 %        11/15/28   $     932,660
  1,500,000  U.S. Treasury Bonds                                  5.25          02/15/29       1,417,965
  2,000,000  U.S. Treasury Bonds                                  5.63          02/15/06       2,028,440
    500,000  U.S. Treasury Bonds                                  6.00          02/15/26         508,205
  1,000,000  U.S. Treasury Bonds                                  8.13          08/15/19       1,259,220
                                                                                           --------------
                                                                                           $   6,146,490

             U.S. TREASURY NOTES - 5.43%
$ 1,000,000  U.S. Treasury Notes                                  5.75 %        08/15/03   $   1,020,310
    500,000  U.S. Treasury Notes                                  6.25          02/15/03         518,125
  1,000,000  U.S. Treasury Notes                                  6.50          08/15/05       1,060,310
  1,000,000  U.S. Treasury Notes                                  6.63          06/30/01       1,032,810
    500,000  U.S. Treasury Notes                                  7.50          02/15/05         554,295
                                                                                           --------------
                                                                                           $   4,185,850
             TOTAL U.S. TREASURY SECURITIES                                                $  10,332,340
             (Cost $10,341,955)

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)              Balanced Fund
------------------------------------------------------------------------

             SECURITY                                          INTEREST        MATURITY
 PRINCIPAL   NAME                                                RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 0.94%
             MONEY MARKET FUNDS - 0.94%
$   728,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.90          04/01/99   $     728,000
             (Cost $728,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $65,380,994)* (Notes 1 and 3)                      99.14%               $  76,416,180
              Other Assets and Liabilities, Net                         0.86                      659,932
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  77,076,112
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   12,418,206
Gross Unrealized Depreciation       (1,383,020)
                                --------------
NET UNREALIZED APPRECIATION     $   11,035,186
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

                                                      PORTFOLIO OF INVESTMENTS -
Diversified Equity Income Fund                        MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 90.20%
             AUTOMOBILE & RELATED - 6.12%
    115,000  Dana Corporation                                                $  3,848,281  $   4,370,000
    122,100  Delphi Automotive Systems Corporation+                             2,075,700      2,167,275
     40,000  Eaton Corporation                                                  3,229,114      2,860,000
     60,000  Ford Motor Company                                                 1,263,237      3,405,000
                                                                             ------------  --------------
                                                                             $ 10,416,332  $  12,802,275

             CAPITAL GOODS - 4.19%
     25,000  General Electric Company                                        $    808,718  $   2,765,625
     50,000  Raytheon Company Class A                                           2,741,048      2,887,500
     98,000  USEC Incorporated                                                  1,396,500      1,335,250
     40,000  Waste Management Incorporated                                      1,283,572      1,775,000
                                                                             ------------  --------------
                                                                             $  6,229,838  $   8,763,375

             COMPUTER SYSTEMS - 1.69%
     20,000  International Business Machines Corporation                     $  3,431,830  $   3,545,000

             CONSUMER-DISCRETIONARY - 2.22%
     80,000  DuPont (E.I.) de Nemours and Company                            $  4,539,507  $   4,645,000

             ELECTRONICS - 3.64%
     55,000  Harris Corporation                                              $  2,123,446  $   1,574,375
     46,000  Koninklijke Royal Philips Electronics N.V. ADR                     2,553,342      3,792,125
     60,000  Thomas & Betts Corporation                                         2,603,239      2,253,750
                                                                             ------------  --------------
                                                                             $  7,280,027  $   7,620,250

             ENERGY & RELATED - 8.80%
     42,000  Atlantic Richfield Corporation                                  $  2,843,848  $   3,066,000
    154,400  Conoco Incorporated                                                3,507,100      3,792,450
     46,000  Royal Dutch Petroleum Company ADR                                  1,158,636      2,392,000
     65,000  Texaco Incorporated                                                3,529,184      3,688,750
    142,000  USX - Marathon Group                                               4,602,065      3,905,000
     40,000  Williams Companies Incorporated                                      930,509      1,580,000
                                                                             ------------  --------------
                                                                             $ 16,571,342  $  18,424,200

PORTFOLIO OF INVESTMENTS -
MARCH 31, 1999 (UNAUDITED)                        Diversified Equity Income Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             FINANCE & RELATED - 19.81%
     95,000  Banc One Corporation                                            $  4,397,375  $   5,230,937
     57,000  Bank of America Corporation                                        3,325,829      4,025,625
     70,000  Chase Manhattan Corporation                                        3,301,025      5,691,875
     25,000  Citigroup Incorporated                                             1,507,350      1,596,875
    300,000  Fremont General Corporation                                        4,500,660      5,718,750
    180,000  Household International Incorporated                               4,271,261      8,212,500
    110,000  SLM Holding Corporation                                            4,299,851      4,592,500
     43,500  Union BanCal Corporation                                           1,305,000      1,481,718
    120,000  Washington Mutual Incorporated                                     4,983,672      4,905,000
                                                                             ------------  --------------
                                                                             $ 31,892,023  $  41,455,780

             FOOD & RELATED - 3.11%
     80,000  American Stores Company                                         $  1,954,410  $   2,640,000
    110,000  Philip Morris Companies Incorporated                               3,658,175      3,870,625
                                                                             ------------  --------------
                                                                             $  5,612,585  $   6,510,625

             GENERAL BUSINESS & RELATED - 2.03%
    225,000  Allegheny Teledyne Incorporated                                 $  5,576,353  $   4,260,938

             HEALTHCARE - 2.03%
     65,000  American Home Products Corporation                              $  1,468,217  $   4,241,250

             INSURANCE COMPANIES - 4.03%
     60,000  CIGNA Corporation                                               $  3,457,678  $   5,028,750
     60,000  Hartford Financial Services Group                                  2,704,319      3,408,750
                                                                             ------------  --------------
                                                                             $  6,161,997  $   8,437,500

             MANUFACTURING PROCESSING - 6.75%
    100,000  El Paso Energy Corporation                                      $  1,828,278  $   3,268,750
     30,000  Honeywell Incorporated                                             2,165,832      2,274,375
    100,000  Kimberly-Clark Corporation                                         4,645,439      4,793,750
    135,000  Sherwin Williams Company                                           3,062,823      3,796,875
                                                                             ------------  --------------
                                                                             $ 11,702,372  $  14,133,750

                                                      PORTFOLIO OF INVESTMENTS -
Diversified Equity Income Fund                        MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             MEDICAL EQUIPMENT & SUPPLIES - 1.20%
     38,000  Baxter International Incorporated                               $  1,517,395  $   2,508,000

             REAL ESTATE INVESTMENT TRUSTS - 8.93%
     40,000  Archstone Communities Trust                                     $    807,742  $     805,000
     50,000  Arden Realty Group Incorporated                                    1,146,000      1,112,500
     65,000  Charles E. Smith Residential Realty Incorporated                   1,741,052      2,002,813
    110,000  Duke Realty Investments Incorporated                               2,459,100      2,365,000
     40,000  Equity Residential Properties Trust                                1,634,330      1,650,000
     40,000  Felcor Lodging Trust Incorporated                                    953,228        927,500
     73,000  Highwoods Properties Incorporated                                  2,354,937      1,720,063
     85,000  Indymac Mortgage Holdings Incorporated                             1,709,847        924,375
    100,000  Kilroy Realty Corporation                                          2,326,418      2,050,000
     50,000  Post Properties Incorporated                                       1,782,083      1,800,000
     60,000  Prologis Trust                                                     1,102,260      1,230,000
     60,000  Spieker Properties Incorporated                                    1,869,733      2,115,000
                                                                             ------------  --------------
                                                                             $ 19,886,730  $  18,702,251

             RETAIL & RELATED - 1.66%
     70,000  Consolidated Stores Corporation+                                $  1,483,449  $   2,121,875
     30,000  Sears Roebuck & Company                                            1,503,675      1,355,625
                                                                             ------------  --------------
                                                                             $  2,987,124  $   3,477,500

             TELECOMMUNICATIONS - 2.17%
     75,000  GTE Corporation                                                 $  4,370,423  $   4,537,500

             UTILITIES - 11.82%
    105,000  Alltel Corporation                                              $  3,128,474  $   6,549,375
     50,000  American Telephone & Telegraph Corporation                         3,578,937      3,990,625
     97,000  Duke Energy Corporation                                            4,395,371      5,298,625
     85,000  New Century Energies Incorporated                                  3,973,929      2,895,313

PORTFOLIO OF INVESTMENTS -
MARCH 31, 1999 (UNAUDITED)                        Diversified Equity Income Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
    150,000  Southern Company                                                $  3,337,850  $   3,496,875
     60,000  Texas Utilities Company                                            2,437,618      2,501,250
                                                                             ------------  --------------
                                                                             $ 20,852,179  $  24,732,063
             TOTAL COMMON STOCKS                                             $160,496,274  $ 188,797,257
             (Cost $160,496,274)

             PREFERRED STOCKS - 2.00%
             CONVERTIBLES - 2.00%
     33,700  Texas Utilities Company                                         $  1,685,000  $   1,796,630
     47,700  Union Pacific Capital Trust                                        2,385,000      2,385,000
                                                                             ------------  --------------
             TOTAL PREFERRED STOCKS                                          $  4,070,000  $   4,181,630

                                                      PORTFOLIO OF INVESTMENTS -
Diversified Equity Income Fund                        MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES - 2.68%
             BANK & FINANCE - 0.96%
$   500,000  Citigroup Holdings Incorporated                      6.38 %        10/01/02   $     508,125
    500,000  Ford Motor Credit Note                               6.50          02/28/02         510,000
    500,000  Household Netherlands                                6.20          12/01/03         501,250
    500,000  Mellon Financial Company                             5.75          11/15/03         493,750
                                                                                           --------------
                                                                                           $   2,013,125

             INDUSTRIALS - 0.48%
$   500,000  News America Incorporated                            6.70 %        05/21/04   $     514,375
    500,000  Occidental Petroleum Corporation                     6.40          04/01/13         485,625
                                                                                           --------------
                                                                                           $   1,000,000

             MISCELLANEOUS BONDS - 0.24%
$   500,000  EOP Operating Limited Partner                        6.50 %        06/15/04   $     496,250

             RETAIL & RELATED - 0.75%
$   500,000  Federated Department                                 8.13 %        10/15/02   $     532,500
  1,000,000  Rite Aid Corporation                                 5.25          09/15/02       1,041,250
                                                                                           --------------
                                                                                           $   1,573,750

             TRANSPORTATION - 0.25%
$   500,000  Union Pacific Company                                7.25 %        11/01/08   $     523,750
                                                                                           --------------
             TOTAL CORPORATE BONDS & NOTES                                                 $   5,606,875
             (Cost $5,810,926)

             U.S. TREASURY SECURITIES - 3.62%
             U.S. TREASURY NOTES - 3.62%
$ 4,400,000  U.S. Treasury Notes                                  5.75 %        04/30/03   $   4,485,932
  3,000,000  U.S. Treasury Notes                                  6.50          08/31/01       3,095,610
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $   7,581,542
             (Cost $7,567,571)

PORTFOLIO OF INVESTMENTS -
MARCH 31, 1999 (UNAUDITED)                        Diversified Equity Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. TREASURY SECURITIES (CONTINUED)
             REPURCHASE AGREEMENTS - 1.04%
$ 2,018,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.90          04/01/99   $   2,018,000
    153,000  JP Morgan Securities Incorporated Repurchase
               Agreement - 102% Collateralized by U.S.
               Government Securities                              4.88          04/01/99         153,000
                                                                                           --------------
             TOTAL REPURCHASE AGREEMENTS                                                   $   2,171,000
             (Cost $2,171,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $180,115,771)* (Notes 1 and 3)                     99.54%               $  208,338,304
              Other Assets and Liabilities, Net                         0.46                       960,727
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  209,299,031
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   35,901,016
Gross Unrealized Depreciation       (7,678,483)
                                --------------
NET UNREALIZED APPRECIATION     $   28,222,533
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

Equity Index Fund          PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 99.00%
             ADVERTISING - 0.23%
      8,740  Interpublic Group Companies Incorporated                        $    232,516  $     680,628
     10,608  Omnicom Group                                                        417,196        847,977
                                                                             ------------  --------------
                                                                             $    649,712  $   1,528,605

             AEROSPACE - 1.22%
     35,232  Allied Signal Incorporated                                      $    433,668  $   1,732,974
     60,746  Boeing Company                                                       945,894      2,072,957
     24,722  Lockheed Martin Corporation                                          450,197        931,710
      4,331  Northrop Grumman Corporation+                                        226,048        259,319
     21,201  Raytheon Company Class B                                             679,559      1,242,909
     14,205  United Technologies Corporation                                      397,834      1,923,890
                                                                             ------------  --------------
                                                                             $  3,133,200  $   8,163,759

             AUTOMOBILE & RELATED - 1.47%
      9,650  AutoZone Incorporated+                                          $    263,253  $     293,119
     10,434  Dana Corporation                                                     220,091        396,492
      4,496  Eaton Corporation                                                    159,941        321,464
     75,998  Ford Motor Company                                                 1,203,899      4,312,887
     41,160  General Motors Corporation                                         1,637,172      3,575,775
     11,337  Genuine Parts Company                                                206,404        326,647
      4,258  Navistar International Corporation+                                  104,785        171,118
      3,349  Pep Boys-Manny Moe & Jack                                             59,882         51,072
      7,548  TRW Incorporated                                                     199,912        343,434
                                                                             ------------  --------------
                                                                             $  4,055,339  $   9,792,008

             BEVERAGE, BREWING AND DISTRIBUTION - 2.44%
      2,323  Adolph Coors Company Class B                                    $     47,439  $     125,442
     30,062  Anheuser-Busch Incorporated                                          598,828      2,290,349
    154,915  Coca-Cola Company                                                  1,790,727      9,507,908
     24,657  Coca-Cola Enterprises Incorporated                                   719,922        745,874
     92,175  Pepsico Incorporated                                                 953,266      3,612,108
                                                                             ------------  --------------
                                                                             $  4,110,182  $  16,281,681

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)          Equity Index Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             CAPITAL GOODS - 5.70%
     23,248  Applied Materials Incorporated+                                 $    327,667  $   1,434,110
      5,540  Black & Decker Corporation                                           125,603        307,124
      1,480  Briggs & Stratton Corporation                                         29,106         72,983
     10,980  Browning-Ferris Industries Incorporated                              304,225        423,415
      4,586  Case Corporation                                                     203,141        116,370
     22,565  Caterpillar Incorporated                                             311,532      1,036,580
      6,537  Cooper Industries Incorporated                                       258,372        278,640
     15,030  Deere & Company                                                      254,324        580,534
     14,060  Dover Corporation                                                    124,856        462,223
      2,844  EG & G Incorporated                                                   54,345         75,010
      4,780  Fluor Corporation                                                    133,843        129,060
      2,560  Foster Wheeler Corporation                                            60,376         31,040
     10,517  Freeport McMoran Copper & Gold Incorporated Class B                  289,505        114,372
      7,986  General Dynamics Corporation                                          92,961        513,100
    205,856  General Electric Company                                           3,514,236     22,772,820
      3,066  Harnischfeger Industries Incorporated                                 77,560         17,438
     15,750  Illinois Tool Works Incorporated                                     225,407        974,530
     10,361  Ingersoll-Rand Company                                               150,752        514,165
      5,351  Johnson Controls Incorporated                                         92,171        333,769
     25,246  Minnesota Mining & Manufacturing Company                             941,844      1,786,155
      7,820  Pall Corporation                                                     100,992        129,519
      6,877  Parker Hannifin Corporation                                          100,009        235,537
     10,305  Paychex Incorporated                                                 531,007        488,843
      3,135  Perkin-Elmer Corporation                                             125,047        304,290
     17,150  Pitney Bowes Incorporated                                            221,699      1,093,313
      4,984  Raychem Corporation                                                  107,064        112,452
     12,048  Rockwell International Corporation                                   223,092        511,287
      5,262  Sealed Air Corporation+                                              288,339        258,825
     11,828  Silicon Graphics Incorporated+                                       376,670        197,380
      3,729  Snap-On Incorporated                                                  84,814        108,141
     21,154  Southwest Airlines Company                                           270,458        639,909
      3,925  Timken Company                                                        58,482         63,781
      3,638  Tupperware Corporation                                                59,496         65,484

Equity Index Fund          PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      5,995  W W Grainger Incorporated                                       $    108,737  $     258,160
     37,031  Waste Management Incorporated                                      1,699,050      1,643,250
                                                                             ------------  --------------
                                                                             $ 11,926,782  $  38,083,609

             COMPUTER SOFTWARE - 4.88%
      4,147  Adobe Systems Incorporated                                      $    192,270  $     235,342
      3,023  Autodesk Incorporated                                                 63,246        122,243
     13,581  BMC Software Incorporated+                                           812,683        503,345
     21,886  Compuware Corporation+                                               850,922        522,528
    316,994  Microsoft Corporation+                                             3,222,715     28,410,587
     91,584  Oracle Systems Corporation+                                          298,272      2,415,528
     17,164  Parametric Technology Corporation+                                   354,880        338,989
                                                                             ------------  --------------
                                                                             $  5,794,988  $  32,548,562

             COMPUTER SYSTEMS - 7.49%
      8,486  Apple Computer Incorporated+                                    $    322,082  $     304,965
      9,008  Ceridian Corporation                                                 143,318        329,355
    106,811  Compaq Computer Corporation                                          840,840      3,384,574
      9,984  Computer Sciences Corporation+                                       188,498        550,992
      3,156  Data General Corporation+                                             72,356         31,955
    160,068  Dell Computer Corporation+                                           371,678      6,542,780
     31,562  EMC Corporation+                                                     362,533      4,032,045
      9,847  Gateway 2000 Incorporated+                                           571,201        675,135
     64,723  Hewlett Packard Company                                            1,133,241      4,389,028
    104,726  Intel Corporation                                                  1,057,063     12,475,485
     58,373  International Business Machines Corporation                        3,563,485     10,346,614
     14,683  Peoplesoft Incorporated+                                             477,198        214,739
     15,451  Seagate Technology Incorporated+                                     444,451        456,770
     23,937  Sun Microsystems Incorporated+                                       194,037      2,990,629
      6,226  Tandy Corporation                                                    128,830        397,297
     24,524  Texas Instruments Incorporated                                       367,459      2,434,007
     16,081  Unisys Corporation+                                                  381,197        445,243
                                                                             ------------  --------------
                                                                             $ 10,619,467  $  50,001,613

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)          Equity Index Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             CONSUMER - BASIC - 3.66%
      4,150  Allergan Incorporated                                           $    109,900  $     364,680
      5,971  Alza Corporation+                                                    176,029        228,390
      3,550  Bausch & Lomb Incorporated                                           107,710        230,750
      7,366  Clorox Company                                                       232,684        863,203
     18,418  Colgate-Palmolive Company                                            355,738      1,694,455
     30,783  ConAgra Incorporated                                                 350,036        786,890
     14,538  Corning Incorporated                                                 299,066        872,280
     24,532  CVS Corporation                                                      532,746      1,165,270
     84,458  Johnson & Johnson                                                  1,515,502      7,912,659
      2,767  Millipore Corporation                                                 52,126         66,754
     15,226  Pioneer Hi Bred International Incorporated                           269,979        572,878
     83,339  Procter & Gamble Company                                           1,442,490      8,162,013
     19,672  Ralston-Purina Group                                                 247,479        524,997
     11,722  UST Incorporated                                                     182,695        306,237
      7,321  Wm. Wrigley Jr Company                                               121,415        662,093
                                                                             ------------  --------------
                                                                             $  5,995,595  $  24,413,549

             CONSUMER-DISCRETIONARY - 3.53%
      3,466  Alberto-Culver Company Class B                                  $     31,879  $      81,018
     11,467  AMR Corporation+                                                     391,495        671,535
     16,521  Avon Products Incorporated                                           164,688        777,520
      4,330  Brown-Forman Corporation Class B                                      95,439        249,515
      6,097  Brunswick Corporation                                                111,578        116,224
     53,674  Cendant Corporation+                                               1,291,670        845,365
      4,770  Cooper Tire & Rubber Company                                          62,765         87,649
      2,484  Cummins Engine Company Incorporated                                   85,327         88,337
      8,997  Delta Air Lines Incorporated                                         316,498        625,292
     70,707  DuPont (E.I.) de Nemours and Company                               1,567,621      4,105,425
     20,379  Eastman Kodak Company                                                813,100      1,301,709
     27,849  First Data Corporation                                               813,274      1,190,545
      4,560  Fruit Of The Loom - Limited+                                         124,660         47,310
     69,665  Gillette Company                                                   1,063,494      4,140,713
      9,823  Goodyear Tire & Rubber Company                                       280,787        489,308
      4,480  Harcourt General Incorporated                                        108,113        198,520

Equity Index Fund          PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     12,354  Hasbro Incorporated                                             $    113,322  $     357,494
      6,680  International Flavors & Fragrances Incorporated                      148,236        250,918
     18,130  Mattel Incorporated                                                  216,664        450,984
      5,669  Maytag Corporation                                                   121,524        342,265
     17,721  Newell Rubbermaid Incorporated                                       356,340        841,748
     18,036  Nike Incorporated Class B                                            159,011      1,040,452
      4,945  PACCAR Incorporated                                                   83,316        203,672
      2,757  Polaroid Corporation                                                  95,852         55,312
      3,600  Reebok International Limited+                                         82,010         57,150
      2,307  Russell Corporation                                                   49,736         46,428
     24,798  Seagram Company Limited                                              576,731      1,239,900
     16,247  Service Corporation International                                    209,901        231,520
      1,137  Springs Industries Incorporated Class A                               39,683         30,770
     16,438  Toys 'R' Us Incorporated+                                            383,801        309,240
      5,502  US Air Group Incorporated+                                           209,657        268,565
      7,553  V.F. Corporation                                                     155,013        356,407
      4,803  Whirlpool Corporation                                                193,851        261,163
     41,244  Xerox Corporation                                                    531,781      2,201,399
                                                                             ------------  --------------
                                                                             $ 11,048,817  $  23,561,372

             ELECTRONICS - 0.91%
      9,142  Advanced Micro Devices+                                         $    190,453  $     141,700
     13,783  AMP Incorporated                                                     385,020        739,975
      5,051  Harris Corporation                                                    95,792        144,585
      5,502  KLA-Tencor Corporation+                                              412,845        267,190
      8,917  LSI Logic Corporation+                                               322,859        278,099
     15,011  Micron Technology Incorporated+                                      371,553        724,280
     37,748  Motorola Incorporated                                                860,058      2,765,040
     10,492  National Semiconductor Corporation+                                  172,203         97,707
     15,226  Solectron Corporation+                                               711,278        739,413
      3,008  Tektronix Incorporated                                                62,404         75,952
      3,601  Thomas & Betts Corporation                                           117,428        135,263
                                                                             ------------  --------------
                                                                             $  3,701,893  $   6,109,204

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)          Equity Index Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             ENERGY & RELATED - 6.26%
      5,689  Amerada Hess Corporation                                        $    226,635  $     286,228
      7,597  Anadarko Petroleum Corporation                                       256,478        286,787
      6,204  Apache Corporation                                                   222,906        161,692
      4,829  Ashland Incorporated                                                 181,393        197,687
     20,208  Atlantic Richfield Corporation                                       925,654      1,475,184
     20,598  Baker Hughes Incorporated                                            348,703        500,789
     11,172  Burlington Resources Incorporated                                    455,188        446,182
     41,032  Chevron Corporation                                                1,327,808      3,628,768
     13,404  Coastal Corporation                                                  165,036        442,332
      5,252  Columbia Energy Group                                                145,045        274,417
      6,035  Consolidated Natural Gas Company                                     241,075        293,829
      1,364  Eastern Enterprises                                                   37,920         49,615
      4,999  Eastman Chemical Company                                             208,228        210,270
     20,807  Enron Corporation                                                    505,951      1,336,850
    152,787  Exxon Corporation                                                  3,778,420     10,781,033
     27,593  Halliburton Company                                                  505,580      1,062,330
      3,200  Helmerich & Payne Incorporated                                        41,221         72,600
      5,434  Kerr McGee Corporation                                               291,717        178,303
     49,042  Mobil Corporation                                                  1,368,028      4,315,696
     21,806  Occidental Petroleum Corporation                                     599,495        392,508
     16,011  Phillips Petroleum Company                                           324,202        756,520
      9,942  Praxair Incorporated                                                 178,367        358,533
      5,319  Rowan Companies Incorporated+                                         44,178         67,485
    134,749  Royal Dutch Petroleum Company ADR                                  2,357,883      7,006,948
     34,339  Schlumberger Limited                                                 915,859      2,066,779
     15,130  Sempra Energy                                                        413,428        290,307
      6,349  Sigma Aldrich Corporation                                            121,854        185,708
      5,903  Sunoco Incorporated                                                  204,199        212,877
     33,624  Texaco Incorporated                                                  865,659      1,908,162
     10,020  Thermo Electron Corporation+                                         406,625        135,895
     15,827  Union Pacific Resources Group Incorporated                           315,498        187,945
     15,211  Unocal Corporation                                                   329,861        559,955
     19,382  USX - Marathon Group                                                 464,253        533,005

Equity Index Fund          PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      4,679  W.R. Grace & Company+                                           $     56,693  $      56,733
     26,911  Williams Companies Incorporated                                      362,099      1,062,985
                                                                             ------------  --------------
                                                                             $ 19,193,139  $  41,782,937

             ENTERTAINMENT & LEISURE - 1.34%
     37,854  Carnival Corporation Class A                                    $  1,635,774  $   1,838,285
      6,547  Harrah's Entertainment Incorporated+                                  49,361        124,802
     16,393  Hilton Hotels Corporation                                            138,686        230,527
      4,606  King World Productions+                                               53,772        140,770
     15,762  Marriott International                                               189,628        529,997
     11,357  Mirage Resorts Incorporated+                                         308,783        241,335
     21,877  Viacom Incorporated Class B+                                         788,927      1,836,300
    128,744  Walt Disney Company                                                1,461,352      4,007,157
                                                                             ------------  --------------
                                                                             $  4,626,283  $   8,949,173

             FINANCE & RELATED - 12.86%
     28,434  American Express Corporation                                    $    788,468  $   3,340,995
      6,900  AmSouth Bancorp                                                      339,182        313,950
     45,458  Associates First Capital Corporation                                 864,181      2,045,610
     73,543  Banc One Corporation                                               1,957,910      4,049,460
    108,732  Bank of America Corporation                                        2,204,899      7,679,198
     47,848  Bank of New York Incorporated                                        447,470      1,719,538
     18,530  BankBoston Corporation                                               326,744        802,581
      6,005  Bankers Trust NY Corporation                                         396,187        529,941
     18,800  BB&T Corporation                                                     615,100        680,325
      7,439  Bear Stearns & Company Incorporated                                  402,740        332,430
      4,132  Capital One Financial Corporation                                    512,253        623,932
     25,217  Charles Schwab Corporation                                           450,063      2,423,984
     53,189  Chase Manhattan Corporation                                          997,269      4,324,931
    142,775  Citigroup Incorporated                                             2,011,662      9,119,753
      9,799  Comerica Incorporated                                                247,242        611,825
      7,042  Countrywide Credit Industries Incorporated                           235,139        264,075
      5,075  Deluxe Corporation                                                   181,119        147,809
     42,682  Federal Home Loan Mortgage Corporation                               514,223      2,438,209
     65,209  Federal National Mortgage Association                                695,154      4,515,723

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)          Equity Index Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     16,780  Fifth Third Bancorp                                             $    500,298  $   1,106,431
     62,311  First Union Corporation                                            1,420,338      3,329,744
     14,116  Firstar Corporation                                                1,312,711      1,263,382
     35,752  Fleet Financial Group Incorporated                                   629,787      1,345,169
     15,944  Franklin Resources Incorporated                                      852,720        448,425
      3,596  Golden West Financial                                                 99,738        343,418
      6,340  H&R Block Incorporated                                               134,623        300,358
     30,374  Household International Incorporated                                 354,396      1,385,814
     13,303  Huntington Bancshares Incorporated                                   416,894        411,562
     10,999  JP Morgan & Company Incorporated                                     551,650      1,357,002
     28,636  KeyCorp                                                              480,878        868,029
      7,308  Lehman Brothers Holdings                                             400,822        436,653
      6,261  MBIA Incorporated                                                    334,889        363,138
     49,205  MBNA Corporation                                                     174,501      1,174,769
     16,446  Mellon Bank Corporation                                              306,179      1,157,387
      9,895  Mercantile Bancorporation                                            551,710        470,013
     22,311  Merrill Lynch & Company Incorporated                                 354,998      1,973,129
      6,892  MGIC Investment Corporation                                          215,627        241,651
     36,330  Morgan Stanley Dean Witter & Company                                 923,717      3,630,729
     20,808  National City Corporation                                            988,293      1,381,131
      6,996  Northern Trust Corporation                                           484,443        621,332
     18,931  PNC Bank Corporation                                                 524,543      1,051,854
      8,921  Providian Financial Corporation                                       48,860        981,310
     13,936  Regions Financial Corporation                                        493,105        482,534
      6,778  Republic New York Corporation                                        199,034        312,635
     10,443  SLM Holding Corporation                                              512,261        435,995
      9,700  SouthTrust Corp                                                      387,886        361,931
     14,856  St. Paul Companies Incorporated                                      370,990        461,465
     10,095  State Street Corporation                                             518,389        829,683
     10,941  Summit Bancorp                                                       546,974        426,699
     19,990  SunTrust Banks Incorporated                                          729,816      1,244,378
     16,844  Synovus Financial Corporation                                        363,575        344,249
      8,862  Torchmark Corporation                                                122,222        280,261
      7,860  Transamerica Corporation                                             173,888        558,060
     45,653  U.S. Bancorporation                                                  734,031      1,555,055
      8,567  Union Planters Corporation                                           427,974        376,413

Equity Index Fund          PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      8,720  UNUM Corporation                                                $    249,453  $     414,745
     12,768  Wachovia Corporation                                                 648,471      1,036,602
     37,318  Washington Mutual Incorporated                                       938,039      1,525,373
    102,604  Wells Fargo & Company**                                              997,582      3,597,553
                                                                             ------------  --------------
                                                                             $ 34,663,310  $  85,850,330

             FOOD & RELATED - 3.53%
     15,463  Albertson's Incorporated                                        $    202,996  $     839,834
     17,265  American Stores Company                                              156,568        569,745
     37,308  Archer-Daniels-Midland Company                                       318,003        547,961
     17,979  Bestfoods                                                            270,314        845,013
     28,183  Campbell Soup Company                                                339,315      1,146,696
      8,764  Darden Restaurants Incorporated                                       59,705        180,758
      9,634  General Mills Incorporated                                           322,711        727,969
      2,409  Great Atlantic & Pacific Tea Company                                  86,405         72,270
     22,775  H J Heinz Company                                                    441,104      1,078,966
      9,020  Hershey Foods Corporation                                            157,928        505,120
     25,502  Kellogg Company                                                      483,876        862,286
     16,118  Kroger Company+                                                      136,341        965,065
     85,000  McDonald's Corporation                                               735,919      3,851,563
    153,006  Philip Morris Companies Incorporated                               2,114,327      5,383,899
      8,586  Quaker Oats Company                                                  207,561        537,162
     20,466  RJR Nabisco Holdings Corporation                                     541,864        511,650
     30,586  Safeway Incorporated+                                              1,681,328      1,569,444
     57,366  Sara Lee Corporation                                                 479,164      1,419,809
      7,604  Supervalu Incorporated                                               101,721        156,833
     21,010  Sysco Corporation                                                    157,788        552,826
      9,612  Tricon Global Restaurants Incorporated+                               84,434        675,243
      7,852  Wendy's International Incorporated                                   107,209        223,291
      9,361  Winn-Dixie Stores Incorporated                                       156,537        349,867
                                                                             ------------  --------------
                                                                             $  9,343,118  $  23,573,270

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)          Equity Index Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             GENERAL BUSINESS & RELATED - 3.74%
     12,341  Allegheny Teledyne Incorporated                                 $    234,144  $     233,708
      4,470  American Greetings Corporation Class A                                84,261        113,426
     38,008  Automatic Data Processing                                            343,913      1,572,581
      3,547  Boise Cascade Corporation                                            131,939        114,391
     10,426  Cabletron Systems Incorporated+                                      287,260         85,363
     44,419  CBS Corporation+                                                   1,040,760      1,818,403
      6,035  Champion International Corporation                                   202,281        247,812
     23,220  Comcast Corporation Class A                                          506,539      1,461,409
     33,860  Computer Associates International Incorporated                       205,040      1,204,146
      5,906  Dow Jones & Company Incorporated                                     229,601        278,689
     10,523  Dun & Bradstreet Corporation                                         195,541        374,882
     30,995  Electronic Data Systems Corporation                                1,264,850      1,509,069
      9,286  Equifax Incorporated                                                 295,492        319,206
      9,295  FDX Corporation+                                                     327,656        862,692
     17,715  Gannett Company Incorporated                                         404,792      1,116,045
      5,543  Georgia-Pacific Corporation                                          196,410        411,568
     14,690  Homestake Mining Company                                             202,452        126,701
      2,252  Jostens Incorporated                                                  58,432         47,855
      4,950  Knight-Ridder Incorporated                                           134,484        247,500
      7,161  Loews Corporation                                                    400,572        534,390
      6,902  Louisiana-Pacific Corporation                                        105,542        128,550
     12,378  McGraw-Hill Incorporated                                             203,917        674,601
     38,175  Media One Group Incorporated+                                        556,928      2,424,113
      3,292  Meredith Corporation                                                  28,445        103,492
      7,657  Morton International Incorporated                                     96,242        281,395
      2,627  National Service Industries Incorporated                              67,302         89,482
     11,495  New York Times Company Class A+                                      172,357        327,608
     18,112  Nextel Communications Class A+                                       604,445        663,352
      1,839  Potlatch Corporation                                                  65,946         62,411
      8,557  RR Donnelley & Sons Company                                          194,144        275,428
      9,981  Textron Incorporated                                                 180,849        772,280
     77,061  Time Warner Incorporated                                           1,400,861      5,476,147
      5,008  Times Mirror Company Class A+                                        132,950        270,745

Equity Index Fund          PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      7,484  Tribune Company                                                 $    159,610  $     489,734
      7,007  Willamette Industries Incorporated                                   239,859        264,514
                                                                             ------------  --------------
                                                                             $ 10,955,816  $  24,983,688

             HEALTHCARE - 1.43%
     82,788  American Home Products Corporation                              $  1,174,276  $   5,401,917
     40,559  Columbia HCA Healthcare Corporation                                1,078,127        768,086
      7,001  HCR Manor Care+                                                      137,701        159,710
     26,667  Healthsouth Corporation+                                             572,229        276,670
     10,564  Humana Incorporated+                                                 295,285        182,229
     20,178  IMS Health Incorporated                                              277,058        668,396
     17,044  McKesson HBOC Incorporated                                         1,213,504      1,124,904
     19,515  Tenet Healthcare Corporation+                                        367,484        369,565
     11,735  United Healthcare Corporation                                        552,968        617,554
                                                                             ------------  --------------
                                                                             $  5,668,632  $   9,569,031

             INSURANCE COMPANIES - 3.13%
      8,989  Aetna Incorporated                                              $    749,785  $     746,087
     51,613  Allstate Corporation                                                 605,354      1,912,907
     15,859  American General Corporation                                         368,392      1,118,060
     77,599  American International Group Incorporated                          1,600,769      9,360,379
     10,696  AON Corporation                                                      390,752        676,522
     10,265  Chubb Corporation                                                    277,358        601,144
     12,989  CIGNA Corporation                                                    286,354      1,088,641
     10,525  Cincinnati Financial Corporation                                     490,676        383,505
     19,775  Conseco Incorporated                                                 728,933        610,553
     14,705  Hartford Financial Services Group                                    202,119        835,428
      6,678  Jefferson Pilot Corporation                                           91,480        452,435
      6,366  Lincoln National Corporation                                         208,807        629,438
     16,205  Marsh & McLennan Companies Incorporated                              455,791      1,202,208
      4,566  Progressive Corporation                                              499,041        655,221
      8,521  Provident Companies Incorporated                                     310,227        294,507
      8,586  Safeco Corporation                                                   182,023        347,196
                                                                             ------------  --------------
                                                                             $  7,447,861  $  20,914,231

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)          Equity Index Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             INTERNET SOFTWARE & NETWORK PRODUCTS - 3.37%
     22,561  3COM Corporation+                                               $  1,057,033  $     525,953
     64,316  America Online Incorporated+                                       5,326,149      9,390,136
     13,647  Ascend Communication Incorporated+                                   671,705      1,142,083
     99,196  Cisco Systems Incorporated+                                        1,385,123     10,868,162
     22,192  Novell Incorporated+                                                 530,315        558,961
                                                                             ------------  --------------
                                                                             $  8,970,325  $  22,485,295

             MANUFACTURING PROCESSING - 3.47%
      1,768  Aeroquip-Vickers Incorporated                                   $     49,182  $     101,329
     14,583  Air Products & Chemicals Incorporated                                236,265        499,468
     14,348  Alcan Aluminum Limited                                               275,817        370,358
     23,122  Alcoa Incorporated                                                   398,755        952,337
      2,537  Asarco Incorporated                                                   63,770         34,884
      7,320  Avery Dennison Corporation                                           120,865        420,900
      4,689  BF Goodrich Company                                                  136,344        160,891
      1,959  Ball Corporation                                                      63,388         91,951
     23,507  Barrick Gold Corporation                                             692,680        401,088
     14,572  Battle Mountain Gold Company                                         124,180         40,073
      3,295  Bemis Company Incorporated                                            42,793        102,351
      8,206  Bethlehem Steel Corporation+                                         126,791         67,700
      3,381  C R Bard Incorporated                                                 78,146        170,529
      7,724  Crown Cork & Seal Company                                            233,263        220,617
      5,797  Cyprus Amax Minerals                                                 150,222         70,289
      8,424  Danaher Corporation                                                  374,866        440,154
     13,924  Dow Chemical Company                                                 755,344      1,297,543
      8,144  Ecolab Incorporated                                                   62,255        289,112
      9,037  Engelhard Corporation                                                 78,641        153,064
      2,083  FMC Corporation+                                                      77,334        102,848
     13,891  Fort James Corporation                                               526,019        440,171
     10,774  Fortune Brands Incorporated                                          245,069        416,819
      9,715  Fred Meyer Incorporated+                                             471,407        571,971
      3,721  Great Lakes Chemical Corporation                                     182,607        136,747
      6,206  Hercules Incorporated                                                124,447        156,702
      7,934  Honeywell Incorporated                                               184,601        601,496

Equity Index Fund          PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      8,563  IKON Office Solutions                                           $    180,862  $     109,713
     10,520  Inco Limited                                                         266,220        140,048
     19,357  International Paper Company                                          540,746        816,623
      6,528  ITT Industries Incorporated                                           80,075        230,928
     34,086  Kimberly-Clark Corporation                                           578,266      1,633,998
      3,752  McDermott International Incorporated                                  94,759         94,973
      6,483  Mead Corporation                                                     109,745        199,352
      2,439  Milacron Incorporated                                                 54,313         38,414
     39,410  Monsanto Company                                                     441,086      1,810,397
      5,610  Moore Corporation Limited                                            134,363         55,399
        495  Nacco Industries Incorporated Class A                                 19,539         36,661
      4,159  Nalco Chemical Company                                               116,501        110,473
     10,430  Newmont Mining Corporation                                           331,617        182,525
      5,530  Nucor Corporation                                                    104,643        243,666
      9,781  Owens-Illinois Incorporated+                                         362,996        244,525
      3,656  Phelps Dodge Corporation                                             114,032        180,058
     15,777  Placer Dome Incorporated                                             245,032        176,505
     11,162  PPG Industries Incorporated                                          286,911        572,053
      4,067  Reynolds Metals Company                                              203,918        196,487
     10,484  Rohm & Haas Company                                                  149,289        351,869
     10,864  Sherwin Williams Company                                             104,089        305,550
      3,508  Temple-Inland Incorporated                                           122,422        220,127
     10,722  Tenneco Incorporated                                                 426,373        299,546
     40,521  Tyco International Limited                                         1,678,258      2,907,382
     40,259  Unilever NV                                                          729,284      2,674,707
      4,363  Union Camp Corporation                                               181,014        292,866
      8,373  Union Carbide Corporation                                            143,864        378,355
      5,570  USX - US Steel Group                                                 154,144        130,895
      6,386  Westvaco Corporation                                                 128,151        134,106
      5,885  Worthington Industries Incorporated                                   71,851         69,149
                                                                             ------------  --------------
                                                                             $ 14,029,414  $  23,148,742

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)          Equity Index Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             MEDICAL EQUIPMENT & SUPPLIES - 2.32%
     32,012  Amgen Incorporated+                                             $    580,284  $   2,396,899
     17,991  Baxter International Incorporated                                    406,585      1,187,406
     15,576  Becton Dickinson & Company                                           133,545        596,756
      7,056  Biomet Incorporated+                                                  68,616        295,911
     24,711  Boston Scientific Corporation+                                       350,850      1,002,340
     18,954  Guidant Corporation+                                                 276,510      1,146,717
     69,057  Lilly (Eli) & Company                                              1,061,263      5,861,213
      4,498  Mallinckrodt Incorporated                                             93,952        119,759
     36,731  Medtronic Incorporated                                               776,888      2,635,449
      1,662  Shared Medical System Corporation                                     51,700         92,553
      5,316  St. Jude Medical Incorporated+                                       134,338        129,578
                                                                             ------------  --------------
                                                                             $  3,934,531  $  15,464,581

             PHARMACEUTICALS - 7.11%
     95,345  Abbott Laboratories                                             $    942,075  $   4,463,338
    124,856  Bristol-Myers Squibb Company                                       1,656,904      8,029,802
     16,928  Cardinal Health Incorporated                                         887,873      1,117,248
    149,700  Merck & Company Incorporated                                       2,221,406     12,004,069
     81,510  Pfizer Incorporated                                                1,149,531     11,309,513
     31,956  Pharmacia and Upjohn Incorporated                                  1,017,906      1,993,256
     92,322  Schering-Plough Corporation                                          463,946      5,106,561
     51,660  Warner Lambert Company                                               443,113      3,419,246
                                                                             ------------  --------------
                                                                             $  8,782,754  $  47,443,033

             RETAIL & RELATED - 4.36%
      6,318  Circuit City Stores Incorporated                                $     96,326  $     484,117
      6,887  Consolidated Stores Corporation+                                     300,642        208,762
     13,619  Costco Companies Incorporated+                                       276,961      1,246,990
     27,674  Dayton-Hudson Corporation                                            263,015      1,843,780
      6,738  Dillards Incorporated Class A                                        157,888        170,977
     11,634  Dollar General Corporation                                           425,369        395,556
     12,911  Federated Department Stores Incorporated+                            352,463        518,054
     36,446  Gap Incorporated                                                     175,523      2,453,271
     15,970  J C Penney Company Incorporated                                      502,373        646,785

Equity Index Fund          PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     31,000  K-Mart Corporation+                                             $    589,260  $     521,188
      9,946  Kohls Corporation+                                                   567,706        704,923
     14,362  Limited Incorporated                                                 306,898        569,094
      4,100  Liz Claiborne Incorporated                                           124,261        133,763
      2,462  Longs Drug Stores Corporation                                         43,284         74,937
     22,071  May Department Stores Company+                                       333,042        863,528
      9,383  Nordstrom Incorporated                                               148,645        383,530
     16,281  Rite Aid Corporation                                                 225,516        407,025
     24,103  Sears Roebuck & Company                                              510,415      1,089,154
     29,352  Staples Incorporated+                                                555,591        964,947
     20,264  TJX Companies Incorporated                                           125,909        688,976
    140,468  Wal-Mart Stores Incorporated                                       2,105,008     12,949,394
     62,736  Walgreen's Company                                                   201,521      1,772,292
                                                                             ------------  --------------
                                                                             $  8,387,616  $  29,091,043

             SHELTER & RELATED - 1.38%
      2,540  Armstrong World Industries Incorporated                         $    104,099  $     114,776
      3,770  Centex Corporation                                                    39,505        125,824
      4,317  Crane Company                                                         35,096        104,417
      2,208  Fleetwood Enterprises Incorporated                                    37,615         63,204
     92,606  Home Depot Incorporated                                              973,684      5,764,724
      2,527  Kaufman & Broad Home Corporation                                      32,909         57,015
     22,176  Lowe's Company Incorporated                                          151,972      1,341,648
     21,373  Masco Corporation                                                    320,051        603,787
      3,416  Owens Corning Fiberglass Corporation                                  87,451        108,672
      2,736  Pulte Corporation                                                     23,125         56,943
      5,636  Stanley Works                                                         98,813        144,423
     12,516  Weyerhaeuser Company                                                 410,038        694,638
                                                                             ------------  --------------
                                                                             $  2,314,358  $   9,180,071

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)          Equity Index Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS - 5.41%
     35,977  Airtouch Communications Incorporated+                           $    723,726  $   3,476,278
      5,474  Andrew Corporation+                                                   17,925         67,399
     16,575  Clear Channel Communications Incorporated+                           628,781      1,111,561
     10,815  Frontier Corporation                                                 244,954        561,028
     10,551  General Instrument Corporation+                                      206,436        319,827
     60,696  GTE Corporation                                                    1,723,335      3,672,108
     82,793  Lucent Technologies Incorporated                                   1,584,763      8,920,946
    115,195  MCI Worldcom Incorporated+                                         2,734,786     10,201,957
     41,216  Northern Telecom Limited                                           1,116,632      2,560,544
      4,748  Scientific-Atlanta Incorporated                                       30,307        129,383
     27,791  Sprint Corporation (FON Group)                                       821,549      2,726,992
     26,935  Sprint Corporation (PCS Group)+                                      365,986      1,193,557
     12,219  Tellabs Incorporated+                                                324,600      1,194,407
                                                                             ------------  --------------
                                                                             $ 10,523,780  $  36,135,987

             TRANSPORTATION - 0.48%
     29,515  Burlington Northern Santa Fe                                    $    389,608  $     970,306
     13,753  CSX Corporation                                                      311,740        535,507
     20,819  Laidlaw Incorporated                                                 190,632        121,010
     23,849  Norfolk Southern Corporation                                         332,970        629,017
      4,552  Ryder Systems Incorporated                                           120,312        125,749
     15,583  Union Pacific Corporation                                            488,523        832,717
                                                                             ------------  --------------
                                                                             $  1,833,785  $   3,214,306

             UTILITIES - 7.28%
     11,372  AES Corporation+                                                $    415,045  $     423,607
     17,263  Alltel Corporation                                                   627,667      1,076,780
      8,646  Ameren Corporation                                                   317,279        312,877
     12,056  American Electric Power Incorporated                                 354,360        478,473
    132,633  American Telephone & Telegraph Corporation                         3,656,673     10,585,771
     69,282  Ameritech Corporation                                                978,209      4,009,696
      9,413  Baltimore Gas & Electric Company                                     199,315        238,855

Equity Index Fund          PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     97,520  Bell Atlantic Corporation                                       $  2,170,835  $   5,040,565
    122,885  BellSouth Corporation                                              1,434,760      4,923,080
      9,538  Carolina Power & Light Company                                       225,168        360,656
     13,401  Central & South West Corporation                                     269,545        314,086
      4,512  Century Telephone Enterprise                                         308,303        316,968
      9,992  Cinergy Corporation                                                  220,459        274,780
     14,689  Consolidated Edison Incorporated                                     364,297        665,595
      9,145  Detroit Energy Company                                               206,960        351,511
     12,310  Dominion Resources Incorporated                                      400,442        454,701
     22,769  Duke Energy Corporation                                              568,292      1,243,757
     22,182  Edison International                                                 401,472        493,550
     27,709  Emerson Electric Company                                             615,227      1,466,845
     15,540  Entergy Corporation                                                  363,950        427,350
     14,940  First Energy Corporation                                             334,695        417,386
     11,375  FPL Group Incorporated                                               382,930        605,719
      8,063  GPU Incorporated                                                     247,759        300,851
      7,160  New Century Energies Incorporated                                    346,034        243,888
     11,821  Niagara Mohawk Holdings Incorporated                                 200,342        158,845
      2,999  NICOR Incorporated                                                    62,177        107,777
      9,624  Northern States Power Company                                        179,710        223,157
      2,006  Oneok Incorporated                                                    37,343         49,649
     18,743  PacifiCorp                                                           360,615        323,317
     14,117  PECO Energy Company                                                  315,975        652,911
      2,250  Peoples Energy Corporation                                            53,490         72,703
     24,097  PG&E Corporation                                                     609,027        748,513
      9,514  PP & L Resources Incorporated                                        245,556        235,472
     14,380  Public Services Enterprise Group                                     389,705        549,136
     17,890  Reliant Energy Incorporated                                          336,263        466,258
    122,905  SBC Communications Incorporated                                    1,897,283      5,791,898
      6,943  Sonat Incorporated                                                   173,784        208,290
     43,869  Southern Company                                                     635,865      1,022,696
     17,784  Texas Utilities Company                                              667,762        741,371
     31,606  U.S. West Incorporated                                               636,512      1,740,305
     13,685  Unicom Corporation                                                   464,034        500,358
                                                                             ------------  --------------
                                                                             $ 22,675,119  $  48,620,003
             TOTAL COMMON STOCKS                                             $234,385,816  $ 660,889,683

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)          Equity Index Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 0.94%
             U.S. TREASURY BILLS - 0.94%
$ 3,872,000  U.S. Treasury Bills                                   4.31%#       04/01/99   $   3,871,538
  1,818,000  U.S. Treasury Bills                                   4.52#        05/13/99       1,808,265
    600,000  U.S. Treasury Bills                                   4.34#        06/24/99         593,910
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   6,273,713
             (Cost $6,274,407)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $240,660,223)* (Notes 1 and 3)                     99.94%               $  667,163,396
              Other Assets and Liabilities, Net                         0.06                       400,251
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  667,563,647
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

 **  SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $997,582.
  +  NON-INCOME EARNING SECURITIES.
  #  YIELD TO MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  437,555,636
Gross Unrealized Depreciation      (11,052,463)
                                --------------
NET UNREALIZED APPRECIATION     $  426,503,173
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

Equity Value Fund          PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 98.29%
             AEROSPACE - 1.49%
     69,100  Raytheon Company Class B                                        $  3,858,060  $   4,050,988

             AUTOMOBILE & RELATED - 4.50%
     24,391  Daimler-Chrysler AG+                                            $  1,293,509  $   2,093,053
     51,000  Dana Corporation                                                   2,229,868      1,938,000
    164,300  Delphi Automotive Systems Corporation+                             2,879,206      2,916,325
     50,500  Eaton Corporation                                                  4,164,367      3,610,750
     29,000  Ford Motor Company                                                   584,437      1,645,750
                                                                             ------------  --------------
                                                                             $ 11,151,387  $  12,203,878

             CAPITAL GOODS - 4.39%
     30,000  General Electric Company                                        $    731,130  $   3,318,750
     49,300  Johnson Controls Incorporated                                      1,502,437      3,075,088
    124,100  Waste Management Incorporated                                      4,547,087      5,506,938
                                                                             ------------  --------------
                                                                             $  6,780,654  $  11,900,776

             COMPUTER SYSTEMS - 5.63%
     86,150  Apple Computer Incorporated+                                    $  2,926,477  $   3,096,015
     53,650  International Business Machines Corporation                        3,290,549      9,509,463
     90,000  Seagate Technology Incorporated+                                   1,618,153      2,660,625
                                                                             ------------  --------------
                                                                             $  7,835,179  $  15,266,103

             CONSUMER-DISCRETIONARY - 1.02%
     47,850  DuPont (E.I.) de Nemours and Company                            $  3,631,509  $   2,778,290

             ELECTRONICS - 1.77%
     45,500  Harris Corporation                                              $  1,425,525  $   1,302,438
     42,400  Koninklijke Royal Philips Electronics N.V. ADR                     3,174,546      3,495,350
                                                                             ------------  --------------
                                                                             $  4,600,071  $   4,797,788

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)          Equity Value Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             ENERGY & RELATED - 9.53%
     38,650  Atlantic Richfield Corporation                                  $  2,282,855  $   2,821,450
     57,000  Columbia Energy Group                                              2,884,484      2,978,250
     70,000  Exxon Corporation                                                  2,344,594      4,939,375
     97,600  Mobil Corporation                                                  6,276,883      8,588,800
     56,500  Phillips Petroleum Company                                         2,667,201      2,669,625
     56,900  Transocean Offshore Incorporated                                   1,461,477      1,639,430
     80,000  USX - Marathon Group                                               2,437,128      2,200,000
                                                                             ------------  --------------
                                                                             $ 20,354,622  $  25,836,930

             ENTERTAINMENT & LEISURE - 1.38%
    175,550  Mirage Resorts Incorporated+                                    $  3,114,404  $   3,730,438

             FINANCE & RELATED - 24.85%
     70,000  A.G. Edwards & Sons Incorporated                                $  1,252,175  $   2,288,125
    109,155  Banc One Corporation                                               6,061,178      6,010,347
    103,150  Bank of America Corporation                                        4,193,402      7,284,969
     26,100  Bankers Trust NY Corporation                                       2,286,522      2,303,325
     58,580  Chase Manhattan Corporation                                        1,329,965      4,763,285
     67,700  Citigroup Incorporated                                             2,340,248      4,324,338
     99,550  First Union Corporation                                            4,260,493      5,319,703
    328,678  Fremont General Corporation                                        4,059,464      6,265,424
     46,450  Morgan Stanley Dean Witter & Company                               3,910,892      4,642,097
    190,700  North Fork Bancorporation                                          3,390,549      4,028,538
     70,000  Providian Financial Corporation                                      486,185      7,700,000
    117,000  SLM Holding Corporation                                            5,313,145      4,884,750
     57,025  Union BanCal Corporation                                           1,710,750      1,942,414
    137,700  Washington Mutual Incorporated                                     6,250,555      5,628,488
                                                                             ------------  --------------
                                                                             $ 46,845,523  $  67,385,803

             FOOD & RELATED - 3.15%
    112,100  American Stores Company                                         $  2,346,948  $   3,699,300
    539,000  Food Lion Incorporated Class B                                     5,168,890      4,851,000
                                                                             ------------  --------------
                                                                             $  7,515,838  $   8,550,300

Equity Value Fund          PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             GENERAL BUSINESS & RELATED - 0.77%
    100,000  Allegheny Teledyne Incorporated                                 $  2,527,437  $   1,893,750
      9,500  Tropical Sportswear International+                                   127,780        193,563
                                                                             ------------  --------------
                                                                             $  2,655,217  $   2,087,313

             HEALTHCARE - 0.33%
     72,900  Foundation Health Systems Incorporated+                         $  2,006,230  $     888,469

             INSURANCE COMPANIES - 8.83%
     79,800  American Bankers Insurance Group                                $    912,319  $   4,149,600
     28,750  American International Group Incorporated                          3,095,806      3,467,969
    107,000  CIGNA Corporation                                                  6,858,626      8,967,938
    129,450  Hartford Financial Services Group                                  5,833,758      7,354,378
                                                                             ------------  --------------
                                                                             $ 16,700,509  $  23,939,885

             MANUFACTURING PROCESSING - 6.10%
     63,400  Honeywell Incorporated                                          $  4,636,239  $   4,806,513
     55,000  Montana Power Company                                              2,022,041      4,045,938
    160,000  Owens-Illinois Incorporated+                                       1,582,378      4,000,000
    124,050  Sherwin Williams Company                                           3,028,950      3,488,905
      3,500  Southdown Incorporated                                               197,610        187,905
                                                                             ------------  --------------
                                                                             $ 11,467,218  $  16,529,261

             PHARMACEUTICALS - 1.38%
     60,000  Pharmacia and Upjohn Incorporated                               $  1,588,076  $   3,742,500

             REAL ESTATE INVESTMENT TRUSTS - 1.46%
    227,712  Prison Realty Corporation                                       $  5,412,843  $   3,970,728

             RETAIL & RELATED - 2.86%
     60,000  Costco Companies Incorporated+                                  $    889,500  $   5,493,750
     90,000  Rite Aid Corporation                                               1,331,900      2,250,000
                                                                             ------------  --------------
                                                                             $  2,221,400  $   7,743,750

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)          Equity Value Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS - 4.94%
    116,700  GTE Corporation                                                 $  4,597,358  $   7,060,350
     71,550  MCI Worldcom Incorporated+                                         5,628,937      6,336,647
                                                                             ------------  --------------
                                                                             $ 10,226,295  $  13,396,997

             TRANSPORTATION - 0.48%
     23,400  Canadian National Railway Company                               $  1,327,908  $   1,301,625

             UTILITIES - 13.43%
    148,702  American Telephone & Telegraph Corporation                      $ 11,519,530  $  11,868,278
    112,600  Ameritech Corporation                                              5,515,757      6,516,725
     38,025  Bell Atlantic Corporation                                          1,887,248      1,965,416
     54,000  Duke Energy Corporation                                            2,539,835      2,949,750
    109,350  Northern States Power Company                                      2,966,442      2,535,553
    151,350  PacifiCorp                                                         2,676,625      2,610,788
     39,100  SBC Communications Incorporated                                    2,000,759      1,842,588
     97,050  Texas Utilities Company                                            4,267,629      4,045,772
     37,675  U.S. West Incorporated                                             2,094,485      2,074,480
                                                                             ------------  --------------
                                                                             $ 35,468,310  $  36,409,350
             TOTAL COMMON STOCKS                                             $204,761,253  $ 266,511,172

Equity Value Fund          PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
  SHARES     SECURITY NAME                                       RATE            DATE          VALUE
             REPURCHASE AGREEMENTS - 1.57%

  3,912,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.90           04/01/99  $   3,912,000
    350,000  JP Morgan Securities Incorporated Repurchase
               Agreement - 102% Collateralized by U.S.
               Government Securities                              4.88           04/01/99        350,000
                                                                                           --------------
             TOTAL REPURCHASE AGREEMENTS                                                   $   4,262,000
             (Cost $4,262,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $209,023,253)* (Notes 1 and 3)                     99.86%                  270,773,172
              Other Assets and Liabilities, Net                         0.14                       372,929
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  271,146,101
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   70,409,448
Gross Unrealized Depreciation       (8,659,529)
                                --------------
NET UNREALIZED APPRECIATION     $   61,749,919
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)                Growth Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 95.08%
             AEROSPACE - 2.81%
    153,706  Allied Signal Incorporated                                      $  4,232,845  $   7,560,414
     32,900  United Technologies Corporation                                    3,322,534      4,455,894
                                                                             ------------  --------------
                                                                             $  7,555,379  $  12,016,308

             AUTOMOBILE & RELATED - 0.56%
     41,900  Ford Motor Company                                              $  2,133,813  $   2,377,825

             BEVERAGE, BREWING AND DISTRIBUTION - 1.90%
     96,920  Coca-Cola Company                                               $  6,508,000  $   5,948,465
     56,000  Pepsico Incorporated                                               2,238,387      2,194,500
                                                                             ------------  --------------
                                                                             $  8,746,387  $   8,142,965

             CAPITAL GOODS - 4.09%
    147,042  General Electric Company                                        $ 10,754,073  $  16,266,520
     24,700  Ingersoll-Rand Company                                             1,094,248      1,225,738
                                                                             ------------  --------------
                                                                             $ 11,848,321  $  17,492,258

             COMPUTER SOFTWARE - 4.60%
    219,416  Microsoft Corporation+                                          $  7,956,444  $  19,665,159

             COMPUTER SYSTEMS - 8.55%
     96,800  Compaq Computer Corporation                                     $  3,127,574  $   3,067,350
     55,000  Dell Computer Corporation+                                         2,175,740      2,248,125
    120,100  EMC Corporation+                                                   4,455,026     15,342,775
     30,486  Hewlett Packard Company                                            1,997,437      2,067,332
     45,308  Intel Corporation                                                  3,713,191      5,397,315
     33,662  International Business Machines Corporation                        3,717,218      5,966,590
     25,000  Texas Instruments Incorporated                                     2,318,231      2,481,250
                                                                             ------------  --------------
                                                                             $ 21,504,417  $  36,570,737

Growth Fund                PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             CONSUMER - BASIC - 3.62%
     50,800  Colgate-Palmolive Company                                       $  2,972,793  $   4,673,600
     59,102  Johnson & Johnson                                                  3,943,787      5,537,119
     53,944  Procter & Gamble Company                                           4,387,381      5,283,140
                                                                             ------------  --------------
                                                                             $ 11,303,961  $  15,493,859

             CONSUMER-DISCRETIONARY - 2.68%
     69,076  DuPont (E.I.) de Nemours and Company                            $  4,424,260  $   4,010,725
     79,276  Gillette Company                                                   2,726,199      4,711,966
     34,000  Mattel Incorporated                                                1,389,198        845,750
     35,200  Xerox Corporation                                                  1,725,656      1,878,800
                                                                             ------------  --------------
                                                                             $ 10,265,313  $  11,447,241

             ENERGY & RELATED - 6.45%
     61,573  Chevron Corporation                                             $  5,148,496  $   5,445,362
    105,578  Exxon Corporation                                                  6,782,646      7,449,848
     51,174  Mobil Corporation                                                  3,701,333      4,503,312
    109,816  Royal Dutch Petroleum Company ADR                                  5,904,596      5,710,432
     19,000  Schlumberger Limited                                               1,113,408      1,143,563
     24,554  Texaco Incorporated                                                1,357,889      1,393,440
     48,930  Williams Companies Incorporated                                    1,271,773      1,932,735
                                                                             ------------  --------------
                                                                             $ 25,280,141  $  27,578,692

             ENTERTAINMENT & LEISURE - 1.75%
    160,300  Fox Entertainment Group Incorporated+                           $  3,818,595  $   4,348,137
    100,700  Walt Disney Company                                                3,185,659      3,134,287
                                                                             ------------  --------------
                                                                             $  7,004,254  $   7,482,424

             FINANCE & RELATED - 11.77%
     35,000  Associates First Capital Corporation                            $  1,472,603  $   1,575,000
     76,938  Banc One Corporation                                               3,932,874      4,236,399
     76,596  Charles Schwab Corporation                                         1,557,173      7,362,790
    155,160  Chase Manhattan Corporation                                        8,667,107     12,616,448
     84,000  Citigroup Incorporated                                             5,168,483      5,365,500

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)                Growth Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
    133,560  Federal Home Loan Mortgage Corporation                          $  4,827,321  $   7,629,615
     79,276  Federal National Mortgage Association                              4,826,093      5,489,863
    120,326  Household International Incorporated                               4,621,441      5,489,874
      6,000  Morgan Stanley Dean Witter & Company                                 614,147        599,625
                                                                             ------------  --------------
                                                                             $ 35,687,242  $  50,365,114

             FOOD & RELATED - 2.64%
     39,300  Bestfoods                                                       $  1,925,688  $   1,847,100
     57,600  McDonald's Corporation                                             1,767,918      2,610,000
     83,597  Philip Morris Companies Incorporated                               3,512,797      2,941,569
     75,700  Safeway Incorporated+                                              3,608,780      3,884,355
                                                                             ------------  --------------
                                                                             $ 10,815,183  $  11,283,024

             GENERAL BUSINESS & RELATED - 2.12%
     71,780  Gannett Company Incorporated                                    $  4,416,441  $   4,522,140
     92,000  Infinity Broadcasting Corporation+                                 1,886,000      2,369,000
     20,000  Time Warner Incorporated                                           1,265,000      1,421,250
     11,748  Tribune Company                                                      494,111        768,760
                                                                             ------------  --------------
                                                                             $  8,061,552  $   9,081,150

             INSURANCE COMPANIES - 4.11%
    113,796  Allstate Corporation                                            $  4,924,264  $   4,217,564
    110,740  American International Group Incorporated                          6,845,549     13,358,013
                                                                             ------------  --------------
                                                                             $ 11,769,813  $  17,575,577

             INTERNET SOFTWARE & NETWORK PRODUCTS - 3.60%
     10,000  America Online Incorporated+                                    $  1,164,350  $   1,460,000
    127,314  Cisco Systems Incorporated+                                        3,485,180     13,948,840
                                                                             ------------  --------------
                                                                             $  4,649,530  $  15,408,840

Growth Fund                PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             MANUFACTURING PROCESSING - 4.65%
    181,232  Alcoa Incorporated                                              $  5,779,419  $   7,464,493
    110,288  Danaher Corporation                                                2,799,725      5,762,548
     45,858  Monsanto Company                                                   1,828,852      2,106,602
     63,300  Tyco International Limited                                         3,455,881      4,541,775
                                                                             ------------  --------------
                                                                             $ 13,863,877  $  19,875,418

             MEDICAL EQUIPMENT & SUPPLIES - 2.33%
     72,722  Baxter International Incorporated                               $  3,401,340  $   4,799,652
     22,540  Guidant Corporation+                                                 754,733      1,363,670
     18,954  Lilly (Eli) & Company                                              1,323,058      1,608,720
     30,300  Medtronic Incorporated                                             2,406,532      2,174,025
                                                                             ------------  --------------
                                                                             $  7,885,663  $   9,946,067

             PHARMACEUTICALS - 6.89%
     66,072  Abbott Laboratories                                             $  2,361,784  $   3,092,996
     84,984  Bristol-Myers Squibb Company                                       4,187,578      5,465,534
     74,200  Merck & Company Incorporated                                       4,110,546      5,949,913
     72,990  Pfizer Incorporated                                                5,859,695     10,127,363
     87,700  Schering-Plough Corporation                                        3,327,931      4,850,906
                                                                             ------------  --------------
                                                                             $ 19,847,534  $  29,486,712

             RETAIL & RELATED - 5.23%
    105,320  Dayton-Hudson Corporation                                       $  3,061,403  $   7,016,945
     27,000  Gap Incorporated                                                     599,649      1,817,438
     12,000  Kohls Corporation+                                                   882,720        850,500
    137,552  Wal-Mart Stores Incorporated                                       5,813,937     12,680,575
                                                                             ------------  --------------
                                                                             $ 10,357,709  $  22,365,458

             SHELTER & RELATED - 1.43%
     64,600  Home Depot Incorporated                                         $  2,257,967  $   4,021,350
     34,500  Lowe's Company Incorporated                                        1,998,183      2,087,250
                                                                             ------------  --------------
                                                                             $  4,256,150  $   6,108,600

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)                Growth Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS - 6.29%
     47,200  Clear Channel Communications Incorporated+                      $  2,136,857  $   3,165,350
     82,346  GTE Corporation                                                    3,862,932      4,981,933
     50,292  Lucent Technologies Incorporated                                   2,269,280      5,418,963
    101,824  MCI Worldcom Incorporated+                                         4,354,621      9,017,788
     69,835  Northern Telecom Limited                                           3,786,892      4,338,499
                                                                             ------------  --------------
                                                                             $ 16,410,582  $  26,922,533

             UTILITIES - 7.01%
     75,100  AES Corporation+                                                $  3,068,766  $   2,797,475
     56,614  American Telephone & Telegraph Corporation                         3,153,990      4,518,505
     91,952  Bell Atlantic Corporation                                          4,274,015      4,752,769
    107,486  Edison International                                               2,811,748      2,391,564
     51,748  FPL Group Incorporated                                             2,797,593      2,755,581
    132,836  PG&E Corporation                                                   4,070,008      4,126,218
    163,404  SBC Communications Incorporated                                    5,107,225      7,700,414
     23,000  Texas Utilities Company                                            1,010,928        958,813
                                                                             ------------  --------------
                                                                             $ 26,294,273  $  30,001,339
             TOTAL COMMON STOCKS                                             $283,497,538  $ 406,687,300

             OTHER - 2.55%
             UNIT INVESTMENT TRUST - 2.55%
     85,000  Standard & Poor's Depositary Receipt                            $ 10,468,940  $  10,922,500

Growth Fund                PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
  SHARES     SECURITY NAME                                       RATE            DATE          VALUE
             REPURCHASE AGREEMENTS - 2.61%

 10,714,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                          4.90          04/01/99  $  10,714,000
    429,000  JP Morgan Securities Incorporated Repurchase
               Agreement - 102% Collateralized by U.S.
               Government Securities                               4.88          04/01/99        429,000
                                                                                           --------------
             TOTAL REPURCHASE AGREEMENTS                                                   $  11,143,000
             (Cost $11,143,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $305,109,478)* (Notes 1 and 3)                    100.24%               $  428,752,800
              Other Assets and Liabilities, Net                        (0.24)                   (1,028,325)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  427,724,475
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  128,535,813
Gross Unrealized Depreciation       (4,892,491)
                                --------------
NET UNREALIZED APPRECIATION     $  123,643,322
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)  International Equity Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             AUSTRALIA - 1.84%
    160,000  News Corporation Limited (Media - Broadcasting &
               Publishing)                                                   $  1,005,182  $   1,183,072

             BRAZIL - 0.90%
     40,000  Aracruz Celulose SA ADR - (Forest Products & Paper)             $    727,686  $     580,000

             CANADA - 0.83%
     10,000  Potash Corporation of Saskatchewan Incorporated -
               (Chemicals)                                                   $    788,261  $     534,733

             FINLAND - 2.67%
     11,000  Nokia Corp ADR - (Communications)                               $    497,589  $   1,713,250

             FRANCE - 13.47%
     11,000  Axa UAP - (Insurance)                                           $  1,097,118  $   1,461,288
      4,000  Canal Plus - (Media - Broadcasting & Publishing)                     780,242      1,174,829
     18,000  Groupe Danone ADR - (Beverages, Food & Tobacco)                      558,000        897,750
     19,700  ST Microelectronics NV - (Electronics)                             1,461,911      1,959,589
      7,500  Suez Lyonnaise des Eaux - (Industrial - Diversified)               1,393,395      1,390,647
     25,000  Thomson CSF - (Aerospace & Defense)                                1,000,150        765,370
      8,000  Total SA - Series B - (Oil & Gas)                                    922,569        987,462
                                                                             ------------  --------------
                                                                             $  7,213,385  $   8,636,935

             GERMANY - 4.85%
      3,088  Allianz AG - (Insurance)                                        $    696,022  $     942,044
     10,000  Fresenius Medical Care AG - (Healthcare Providers)                   684,438        605,805
     15,000  Metro AG - (Retailers)                                               754,098        940,674
     10,000  Sixt AG - (Transportation)                                           676,808        616,623
                                                                             ------------  --------------
                                                                             $  2,811,366  $   3,105,146

International Equity Fund  PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             GREAT BRITAIN - 17.25%
    145,000  Amvescap PLC - (Financial Services)                             $    971,329  $   1,466,472
     10,000  Arm Holdings PLC ADR - (Electronics)                                 381,771      1,325,000
     42,857  Bass PLC - (Beverages, Food & Tobacco)                               584,974        582,187
     73,000  Boots Company PLC - (Retailers)                                    1,057,823      1,054,120
     77,000  British Aerospace PLC - (Aerospace & Defense)                        670,692        514,606
     40,000  British Petroleum Company PLC - (Oil & Gas)                          568,485        681,884
     10,000  Glaxo Holdings PLC ADR - (Pharmaceuticals)                           442,646        669,375
     95,000  Select Appointments Holdings PLC - (Commercial Services)             921,927      1,271,347
     13,000  Smithkline Beecham PLC ADR - (Pharmaceuticals)                       599,937        929,500
    185,000  TeleWest Communications PLC - (Media - Broadcasting &
               Publishing)                                                        656,378        802,623
     95,000  Vodafone Group PLC - (Communications)                                550,515      1,765,167
                                                                             ------------  --------------
                                                                             $  7,406,477  $  11,062,281

             GREECE - 0.97%
     25,555  Hellenic Telecommunication Organization SA (OTE) -
               (Communications)                                              $    644,073  $     621,135

             HONG KONG - 1.90%
     15,000  HSBC Holdings PLC - (Financial Services)                        $    378,637  $     470,354
     95,000  Hutchison Whampoa Ltd - (Industrial - Diversified)                   556,213        747,793
                                                                             ------------  --------------
                                                                             $    934,850  $   1,218,147

             HUNGARY - 1.46%
     35,000  Matav RT ADR - (Media - Broadcasting & Publishing)              $    705,447  $     936,250

             IRELAND - 3.21%
     14,000  Elan Corporation PLC - (Pharmaceuticals)+                       $    732,287  $     991,551
     82,400  Ryanair Holdings PLC - (Airlines)+                                   461,979        661,606
     10,000  Ryanair Holdings PLC ADR - (Airlines)+                               250,000        407,500
                                                                             ------------  --------------
                                                                             $  1,444,266  $   2,060,657

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)  International Equity Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             ISRAEL - 1.15%
     35,000  Koor Industries Limited ADR - (Communications)                  $    692,105  $     739,375

             ITALY - 3.65%
    118,000  ENI SpA - (Oil & Gas)                                           $    748,368  $     753,147
     40,000  San Paolo - IMI SpA - (Banking)                                      587,229        651,240
      9,000  Telecom Italia SpA ADR - (Communications)                            599,640        939,375
                                                                             ------------  --------------
                                                                             $  1,935,237  $   2,343,762

             JAPAN - 15.01%
     24,000  Canon Incorporated - (Electronics)                              $    705,731  $     594,094
     26,000  Honda Motor Company Limited - (Automotive)                           950,579      1,175,179
     61,000  Marui Company Limited - (Retailers)                                  985,630      1,038,440
        100  Nippon Telegraph & Telephone Corporation -
               (Communications)                                                   884,800        980,019
     10,000  Secom Company Limited - (Commercial Services)                        683,287        947,915
     10,000  Seven Eleven Japan Company Limited - (Retailers)                     711,384        777,257
     12,000  Sony Corporation - (Electronics)                                   1,092,645      1,110,126
     20,000  Takeda Chemical Industries - (Pharmaceuticals)                       727,520        775,568
     13,000  Takefuji Corporation - (Financial Services)                          922,364        999,450
     48,000  The Sumitomo Bank Limited - (Banking)                                672,510        650,059
     27,000  Tokyo Electric Power Company Incorporated - (Electric
               Utilities)                                                         628,475        581,675
                                                                             ------------  --------------
                                                                             $  8,964,925  $   9,629,782

             MEXICO - 1.98%
     34,000  Grupo Elektra S.A. de CV GDR - (Retailers)                      $    560,548  $     221,000
     22,000  Panamerican Beverages Incorporated Class A - (Beverages,
               Food & Tobacco)                                                    825,126        386,375
    200,000  Telefonos de Mexico SA - (Communications)                            656,676        660,358
                                                                             ------------  --------------
                                                                             $  2,042,350  $   1,267,733

International Equity Fund  PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             NETHERLANDS - 8.94%
     12,000  Equant NV - (Computer Software & Processing)+                   $    471,340  $     552,000
      8,000  Equant NV - (Computer Software & Processing)                         357,982        602,000
     30,000  Koninklijke Ahold NV - (Food Retailers)                              838,424      1,152,111
     16,000  Koninklijke (Royal) Philips Electronics NV - (Electronics)         1,266,411      1,319,000
     13,000  Royal Dutch Petroleum - (Oil & Gas)                                  706,965        679,250
     20,000  Unilever NV - (Industrial - Diversified)                           1,250,118      1,392,270
     15,000  United Pan-Europe Communication - (Electronics)                      607,516        589,037
                                                                             ------------  --------------
                                                                             $  5,027,416  $   5,733,668

             NEW ZEALAND - 0.27%
     81,900  Tranz Rail Holdings Limited - (Transportation)                  $    456,063  $     175,561

             NORWAY - 0.57%
     24,000  Petroleum Geo-Services ASA - (Oil & Gas)+                       $    767,927  $     367,054

             PORTUGAL - 0.77%
     11,000  Portugal Telecom SA - (Communications)                          $    496,891  $     493,721

             SINGAPORE - 2.43%
    120,000  Development Bank of Singapore Limited Class F (Foreign) -
               (Financial Services)                                          $    711,755  $     910,620
     58,800  Singapore Press Holdings Limited - (Media - Broadcasting &
               Publishing)                                                   $    669,957  $     650,569
                                                                             ------------  --------------
                                                                             $  1,381,712  $   1,561,189

             SPAIN - 4.18%
     32,000  Banco Bilbao Vizcaya SA - (Banking)                             $    324,012  $     477,722
     30,000  Banco Santander SA - (Banking)                                       455,610        616,623
     23,000  Superdiplo SA - (Retailers)                                          597,556        548,137
     24,480  Telefonica de Espana - (Communications)                              758,704      1,040,491
                                                                             ------------  --------------
                                                                             $  2,135,882  $   2,682,973

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)  International Equity Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             SWEDEN - 2.26%
     30,000  OM Gruppen AB - (Financial Services)                            $    705,108  $     376,646
     45,000  Telefonaktiebolaget LM Ericsson ADR - (Communications)             1,020,716      1,071,563
                                                                             ------------  --------------
                                                                             $  1,725,824  $   1,448,209

             SWITZERLAND - 5.70%
        300  Nestle SA (Registered)- (Beverages, Food & Tobacco)             $    446,648  $     547,026
        800  Novartis AG - (Registered) - (Pharmaceuticals)                     1,259,736      1,302,502
      2,000  Swisscom AG - (Communications)                                       545,223        783,887
      3,230  UBS AG - (Banking)                                                   874,105      1,018,477
                                                                             ------------  --------------
                                                                             $  3,125,712  $   3,651,892
             TOTAL COMMON STOCKS                                             $ 52,930,626  $  61,746,525

             PREFERRED STOCKS - 0.68%
  3,511,630  Telecommunicacoes de Sao Paulo SA - (Communications)            $    714,242  $     432,043

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $53,644,868)                                       96.94%               $  62,178,568
              Other Assets and Liabilities, Net                         3.06                    1,964,343
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  64,142,911
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   11,866,167
Gross Unrealized Depreciation       (3,332,467)
                                --------------
NET UNREALIZED APPRECIATION     $    8,533,700
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

Small Cap Fund             PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 97.37%
             ADVERTISING - 0.99%
     16,600  Lamar Advertising Company+                                      $    550,025  $     563,363
     13,150  True North Communications Incorporated                               366,490        369,844
                                                                             ------------  --------------
                                                                             $    916,515  $     933,207

             BANK & FINANCE - 0.66%
     18,600  Hubco Incorporated                                              $    515,906  $     624,263

             CAPITAL GOODS - 3.23%
     33,300  Celestica Incorporated+                                         $    639,683  $   1,080,169
     21,200  Cymer Incorporated+                                                  538,526        421,350
     18,000  Microchip Technology Incorporated+                                   632,008        623,250
     35,700  Nova Corporation                                                   1,085,016        937,125
                                                                             ------------  --------------
                                                                             $  2,895,233  $   3,061,894

             COMPUTER SOFTWARE - 1.79%
     12,200  Bindview Development Corporation+                               $    146,550  $     379,725
     32,300  Hyperion Solutions Corporation+                                      557,585        468,350
     14,000  Micromuse Incorporated+                                              450,258        644,000
     19,145  Omega Research Incorporated+                                         273,693        204,612
                                                                             ------------  --------------
                                                                             $  1,428,086  $   1,696,687

             COMPUTER SYSTEMS - 4.82%
     20,750  Axent Technologies Incorporated+                                $    589,492  $     499,297
     17,850  Globix Corporation+                                                  660,900        666,028
     20,100  International Integration Incorporated+                              357,725        643,200
     26,950  Maxwell Technologies Incorporated+                                   778,032        629,956
     13,800  Verisign Incorporated+                                             1,029,008      2,125,200
                                                                             ------------  --------------
                                                                             $  3,415,157  $   4,563,681

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)             Small Cap Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             CONSUMER-DISCRETIONARY - 1.04%
     20,350  CKE Restaurants Incorporated                                    $    527,555  $     401,913
     14,200  USWEB Corporation+                                                   518,772        585,750
                                                                             ------------  --------------
                                                                             $  1,046,327  $     987,663

             ELECTRONICS - 8.78%
     28,600  Applied Micro Circuits Corporation+                             $    749,176  $   1,222,650
     33,050  DII Group Incorporated+                                              759,602        966,713
     19,500  Galileo Technology Limited+                                          521,923        570,375
     16,550  L-3 Communications Holdings Incorporated+                            445,765        765,438
     12,500  Level One Communications Incorporated+                               611,725        607,813
     14,600  Novellus Systems Incorporated+                                       948,892        804,825
     11,650  PMC - Sierra Incorporated+                                           598,717        829,334
     19,150  Power Integrations Incorporated+                                     257,169        608,013
      9,817  Qlogic Corporation+                                                  588,296        658,966
     20,000  Sanmina Corporation+                                               1,112,678      1,275,000
                                                                             ------------  --------------
                                                                             $  6,593,943  $   8,309,127

             ENERGY & RELATED - 3.37%
     49,800  BJ Services Company+                                            $    903,468  $   1,167,188
     89,950  Ensco International Incorporated                                   1,066,566      1,197,459
      6,700  Smith International Incorporated+                                    198,966        268,000
     39,400  Veritas DGC Incorporated+                                            722,253        558,988
                                                                             ------------  --------------
                                                                             $  2,891,253  $   3,191,635

             ENTERTAINMENT & LEISURE - 0.89%
     17,700  Electronic Arts Incorporated+                                   $    777,168  $     840,750

             FINANCE & RELATED - 11.22%
     55,600  Americredit Corporation+                                        $    767,896  $     729,750
     12,400  CNB Bancshares Incorporated                                          552,596        499,100
     48,350  Commercial Fed Corporation                                         1,094,931      1,121,116
     44,050  Community First Bankshares Incorporated                            1,064,949        881,000
     36,500  E*Trade Group Incorporated+                                        1,675,390      2,128,406

Small Cap Fund             PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     54,050  FirstFed Financial Corporation+                                 $  1,293,373  $     868,178
     24,400  Healthcare Financial Partners Incorporated+                          766,975        637,450
     31,850  Metris Companies Incorporated                                      1,238,133      1,285,944
     13,325  Reinsurance Group America Incorporated                               546,026        567,145
     10,700  SEI Investments Company                                              809,936        989,750
     21,150  Silicon Valley Bankshares                                            471,794        437,541
     23,400  Waddle & Reed Financial                                              535,213        479,700
                                                                             ------------  --------------
                                                                             $ 10,817,212  $  10,625,080

             FOOD & RELATED - 0.92%
     34,650  American Italian Pasta Company+                                 $  1,207,191  $     866,250

             GENERAL BUSINESS & RELATED - 10.61%
     40,550  Avis Rent A Car Incorporated+                                   $  1,263,979  $   1,122,728
     72,250  Convergys Corporation+                                             1,054,799      1,237,281
     14,200  Devry Incorporated+                                                  405,705        411,800
     31,950  Emmis Broadcasting Corporation Class A+                            1,384,907      1,597,500
     18,400  Metzler Group Incorporated+                                          693,079        577,300
     31,000  National Data Corporation                                          1,193,380      1,302,000
     48,000  Nvidia Corporation+                                                  977,915      1,014,000
     36,000  Parexel International Corporation+                                 1,091,075        744,750
     46,850  Stewart Enterprises Incorporated Class A                             926,059        752,528
     23,050  Valley Media Incorporated+                                           373,600        524,388
     54,150  Veterinary Centers of America Incorporated+                        1,022,950        764,869
                                                                             ------------  --------------
                                                                             $ 10,387,448  $  10,049,144

             INTERNET SOFTWARE & NETWORK PRODUCTS - 14.01%
      7,900  CMG Information Services Incorporated+                          $    284,235  $   1,446,194
      6,550  Covad Communication Group Incorporated+                              134,025        430,663
      3,200  Critical Path Incorporated+                                           76,800        246,400
     11,450  Excite Incorporated+                                                 622,013      1,603,000
      5,200  Infoseek Corporation+                                                426,836        384,800
     11,450  International Network Services+                                      562,525        800,784
      7,750  Ivillage Incorporated+                                               186,000        778,875
     24,450  Legato Systems Incorporated+                                       1,102,073      1,262,231

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)             Small Cap Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      5,250  Lycos Incorporated+                                             $    196,519  $     451,828
      5,450  Mindspring Enterprises Incorporated+                                 507,501        469,041
     13,100  Network Appliance Incorporated+                                      473,011        663,188
     11,500  Priceline.com Incorporated+                                          184,000        953,063
     25,750  Psinet Incorporated+                                                 924,977      1,095,984
      3,350  Real Networks Incorporated+                                          227,339        409,328
      4,750  Rowecom Incorporated+                                                 76,000        207,219
     16,550  Verio Incorporated+                                                  403,789        763,369
     11,100  Vignette Corporation+                                                225,650        835,275
     12,950  Ziff-Davis Incorporated - ZDNET+                                     246,050        466,200
                                                                             ------------  --------------
                                                                             $  6,859,343  $  13,267,442

             MANUFACTURING PROCESSING - 4.58%
     16,000  Applied Power Incorporated Class A                              $    542,294  $     436,000
     17,600  Barret Resource Corporation+                                         481,472        441,100
     33,750  Cambrex Corporation                                                  875,983        746,719
     22,600  CSG Systems International Incorporated+                              846,698        891,288
     16,040  Dycom Industries Incorporated+                                       638,825        697,740
     39,050  Ocular Sciences Incorporated+                                      1,133,795      1,120,247
                                                                             ------------  --------------
                                                                             $  4,519,067  $   4,333,094

             MEDICAL EQUIPMENT & SUPPLIES - 9.73%
     45,700  Amerisource Health Corporation Class A+                         $  1,331,337  $   1,562,369
     36,050  Covance Incorporated+                                                874,158        903,503
     26,250  Henry Schein Incorporated+                                         1,033,642        662,813
     43,700  Invitrogen Corporation+                                              649,863        562,638
     30,750  Jones Pharma Incorporated                                          1,107,035      1,068,563
     34,425  Medicis Pharmaceutical Corporation+                                1,020,599      1,032,750
     15,900  MedImmune Incorporated+                                              447,628        941,081
     44,150  Pharmacyclics Incorporated+                                        1,008,944        728,475
      7,000  Sepracor Incorporated+                                               403,303        785,750
     32,500  Serologicals Corporation+                                            743,520        440,781
      4,900  VISX Incorporated+                                                   488,988        527,056
                                                                             ------------  --------------
                                                                             $  9,109,017  $   9,215,779

Small Cap Fund             PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             PHARMACEUTICALS - 2.28%
     31,900  Agouron Pharmaceuticals Incorporated+                           $  1,859,906  $   1,804,344
     16,100  Coulter Pharmaceutical Incorporated+                                 401,250        350,175
                                                                             ------------  --------------
                                                                             $  2,261,156  $   2,154,519

             RETAIL & RELATED - 10.44%
     26,101  99 Cents Only Stores+                                           $    834,877  $   1,107,661
     13,100  American Eagle Outfitters Incorporated+                              768,963        939,105
     31,700  Ames Department Stores Incorporated+                                 747,300      1,176,863
     38,500  BJ's Wholesale Club Incorporated+                                    831,920      1,017,844
     23,500  Claire's Stores Incorporated                                         658,212        707,938
     28,050  Cost Plus Incorporated+                                              565,275        823,969
     31,900  CSK Auto Parts Corporation+                                          766,176        955,005
     73,400  Just For Feet Incorporated+                                        1,201,753        917,500
     65,775  Regis Corporation                                                  1,322,619      1,751,259
     14,192  Zale Corporation+                                                    439,324        485,189
                                                                             ------------  --------------
                                                                             $  8,136,419  $   9,882,333

             SHELTER & RELATED - 1.45%
     29,700  Dal-Tile International Incorporated+                            $    253,905  $     269,155
     23,150  Lennar Corporation                                                   569,405        517,980
     10,214  Martin Marietta Incorporated                                         536,930        582,835
                                                                             ------------  --------------
                                                                             $  1,360,240  $   1,369,970

             TELECOMMUNICATIONS - 5.41%
     17,900  Com21 Incorporated+                                             $    482,054  $     469,875
     39,700  ITC Deltacom Incorporated+                                           551,147        865,955
     13,142  McLeod U.S.A. Incorporated+                                          540,050        551,964
     10,950  NTL Incorporated+                                                    875,588        891,055
     14,800  Pacific Gateway Exchange Incorporated+                               506,350        491,175
     18,000  Vanguard Cellular Systems Incorporated Class A+                      489,567        491,625

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)             Small Cap Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     19,662  Western Wireless Corporation Class A+                           $    550,559  $     712,748
     17,740  Winstar Communications Incorporated+                                 556,712        644,738
                                                                             ------------  --------------
                                                                             $  4,552,027  $   5,119,135

             TRANSPORTATION - 0.48%
     15,800  Skywest Incorporated                                            $    490,085  $     456,225

             UTILITIES - 0.67%
     11,293  Nextlink Communications Incorporated+                           $    571,224  $     632,408
                                                                             ------------  --------------
             TOTAL COMMON STOCKS                                             $ 80,750,017  $  92,180,286

Small Cap Fund             PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 5.76%
             REPURCHASE AGREEMENTS - 5.76%
$ 2,479,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.90          04/01/99   $   2,479,000
  1,242,000  HSBC Securities Incorporated Repurchase
               Agreement - 102% Collateralized by U.S.
               Government Securities                              4.90          04/01/99       1,242,000
  1,730,000  JP Morgan Securities Incorporated Repurchase
               Agreement - 102% Collateralized by U.S.
               Government Securities                              4.88          04/01/99       1,730,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   5,451,000
             (Cost $5,451,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $86,201,017)* (Notes 1 and 3)                     103.13%               $   97,631,286
              Other Assets and Liabilities, Net                        (3.13)                   (2,958,583)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $   94,672,703
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   17,174,755
Gross Unrealized Depreciation       (5,744,486)
                                --------------
NET UNREALIZED APPRECIATION     $   11,430,269
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)      Strategic Growth Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 100.59%
             ADVERTISING - 3.06%
     20,000  Interpublic Group Companies Incorporated                        $  1,495,900  $   1,557,500
     20,000  Omnicom Group                                                      1,244,950      1,598,750
     20,000  Young & Rubicam Incorporated+                                        590,000        815,000
                                                                             ------------  --------------
                                                                             $  3,330,850  $   3,971,250

             AUTOMOBILE & RELATED - 0.52%
     22,000  AutoZone Incorporated+                                          $    768,007  $     668,250

             CAPITAL GOODS - 4.05%
     35,000  Brightpoint Incorporated+                                       $    592,054  $     206,718
     65,000  Diamond Offshore Drilling Incorporated                             2,204,218      2,055,625
     10,785  Lexmark International Group Incorporated Class A+                    591,762      1,205,224
     40,000  Waste Management Incorporated                                      1,972,328      1,775,000
                                                                             ------------  --------------
                                                                             $  5,360,362  $   5,242,567

             COMPUTER SOFTWARE - 6.20%
     50,000  BMC Software Incorporated+                                      $  2,260,885  $   1,853,125
     77,000  Compuware Corporation+                                             2,590,000      1,838,375
     75,000  IMR Global Corporation+                                            1,546,068      1,331,250
     25,000  Keane Incorporated +                                               1,059,972        532,812
     20,000  Micromuse Incorporated+                                              719,587        920,000
     20,000  Siebel Systems Incorporated+                                         522,500        950,000
     50,000  Vantive Corporation+                                                 637,084        603,125
                                                                             ------------  --------------
                                                                             $  9,336,096  $   8,028,687

             COMPUTER SYSTEMS - 11.41%
     75,000  Cadence Design System Incorporated+                             $  2,269,111  $   1,931,250
     30,000  Ceridian Corporation                                               1,128,400      1,096,874
     30,000  Computer Sciences Corporation+                                     2,120,956      1,655,625
     24,750  Globix Corporation+                                                  915,750        923,484
     77,500  International Integration Incorporated+                            1,406,531      2,480,000
     45,000  Metamor Worldwide Incorporated+                                    1,153,438        630,000

Strategic Growth Fund      PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     65,000  Seagate Technology Incorporated+                                $  2,009,267  $   1,921,562
     10,000  Tandy Corporation                                                    562,335        638,125
     17,500  Verisign Incorporated+                                             1,125,391      2,695,000
     10,000  Veritas Software Corporation+                                        579,063        807,500
                                                                             ------------  --------------
                                                                             $ 13,270,242  $  14,779,420

             CONSUMER - BASIC - 1.39%
     30,000  Corning Incorporated                                            $  1,447,337  $   1,800,000

             CONSUMER-DISCRETIONARY - 1.86%
     80,000  Republic Services Incorporated Class A+                         $  1,455,094  $   1,295,000
     55,000  Servicemaster Company                                              1,220,164      1,117,187
                                                                             ------------  --------------
                                                                             $  2,675,258  $   2,412,187

             ELECTRONICS - 8.42%
     25,000  Analog Devices Incorporated+                                    $    756,500  $     743,750
     10,000  Broadcom Corporation Class A+                                        643,133        616,250
     25,000  Etec Systems Incorporated+                                         1,287,723        735,938
     50,000  Linear Technology Corporation                                      2,454,125      2,562,500
     10,000  Novellus Systems Incorporated+                                       675,000        551,250
     30,000  Sanmina Corporation+                                               1,715,172      1,912,500
     26,000  Solectron Corporation+                                             1,088,599      1,262,625
     24,000  Teradyne Incorporated+                                               969,535      1,309,500
     30,000  Xilinx Incorporated+                                               1,160,750      1,216,875
                                                                             ------------  --------------
                                                                             $ 10,750,537  $  10,911,188

             ENERGY & RELATED - 0.35%
     25,500  Anadigics Incorporated+                                         $    377,656  $     449,438

             ENTERTAINMENT & LEISURE - 1.31%
     35,000  Galileo International Incorporated                              $  1,312,888  $   1,693,125
      1,230  Iwerks Entertainment Incorporated Rights +                                 0          1,230
                                                                             ------------  --------------
                                                                             $  1,312,888  $   1,694,355

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)      Strategic Growth Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             FINANCE & RELATED - 16.47%
     45,000  Charles Schwab Corporation                                      $  2,944,932  $   4,325,625
     30,000  City National Corporation                                          1,120,091        926,250
     15,000  Comerica Incorporated                                                977,775        936,563
     10,000  E*Trade Group Incorporated+                                          448,925        583,125
     20,000  Firstar Corporation                                                1,482,450      1,790,000
     40,000  Metris Companies Incorporated                                      1,483,423      1,615,000
     15,000  Northern Trust Corporation                                         1,127,500      1,332,188
     40,000  Profit Recovery Group Incorporated+                                1,123,969      1,580,000
     25,000  Providian Financial Corporation                                    1,647,494      2,750,000
     25,000  SLM Holding Corporation                                            1,068,375      1,043,750
     30,000  T. Rowe Price & Associates                                         1,069,688      1,031,250
      9,000  U.S. Trust Corporation                                               667,625        667,688
     70,000  Waddle & Reed Financial                                            1,542,431      1,435,000
     20,000  Zions Bancorporation                                                 950,625      1,330,000
                                                                             ------------  --------------
                                                                             $ 17,655,303  $  21,346,439

             FOOD & RELATED - 1.89%
     12,000  Hershey Foods Corporation                                       $    704,970  $     672,000
     40,000  Starbucks Corporation+                                               975,313      1,122,500
     14,000  U.S. Food Service+                                                   610,065        651,000
                                                                             ------------  --------------
                                                                             $  2,290,348  $   2,445,500

             GENERAL BUSINESS & RELATED - 4.56%
     75,000  Administaff Incorporated+                                       $  2,414,556  $     975,000
     10,000  Allied Waste Industries Incorporated+                                150,600        144,375
     30,000  Capstar Broadcasting Corporation Class A+                            485,550        688,125
     14,000  Chancelor Media Corporation+                                         668,066        659,750
    100,000  Convergys Corporation+                                             1,664,392      1,712,500
     20,000  Devry Incorporated+                                                  547,876        580,000
     10,000  Uniphase Corporation+                                                580,625      1,151,250
                                                                             ------------  --------------
                                                                             $  6,511,665  $   5,911,000

Strategic Growth Fund      PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             HEALTHCARE - 3.24%
     37,000  IMS Health Incorporated                                         $  1,329,320  $   1,225,625
     45,000  McKesson HBOC Incorporated                                         3,305,890      2,970,000
                                                                             ------------  --------------
                                                                             $  4,635,210  $   4,195,625

             INTERNET SOFTWARE & NETWORK PRODUCTS - 8.78%
     12,000  Amazon.com Incorporated+                                        $  1,448,750  $   2,066,250
     30,000  Ascend Communication Incorporated+                                 2,346,250      2,510,625
      9,000  Broadcast.com. Incorporated+                                         638,938      1,063,688
      7,000  Excite Incorporated+                                                 647,072        980,000
     10,000  Network Appliance Incorporated+                                      478,530        506,250
     15,000  Networks Associates Incorporated+                                    710,625        460,313
     22,500  Yahoo Incorporated+                                                2,889,225      3,788,438
                                                                             ------------  --------------
                                                                             $  9,159,390  $  11,375,564

             MANUFACTURING PROCESSING - 1.43%
     50,000  Digital Microwave Corporation+                                  $    485,313  $     418,750
     55,000  Weatherford International Incorporated+                            1,172,205      1,436,875
                                                                             ------------  --------------
                                                                             $  1,657,518  $   1,855,625

             MEDICAL EQUIPMENT & SUPPLIES - 5.93%
     36,000  Becton Dickinson & Company                                      $  1,328,036  $   1,379,250
     15,000  Biogen Incorporated+                                               1,414,375      1,714,687
     17,500  Centocor Incorporated+                                               687,957        647,500
     25,000  Guidant Corporation+                                               1,070,262      1,512,500
     45,000  Henry Schein Incorporated+                                         1,729,700      1,136,250
     15,000  MedImmune Incorporated+                                              794,250        887,813
     30,000  Serologicals Corporation+                                            756,562        406,875
                                                                             ------------  --------------
                                                                             $  7,781,142  $   7,684,875

             PHARMACEUTICALS - 1.43%
     28,000  Cardinal Health Incorporated                                    $  1,928,918  $   1,848,000

PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)      Strategic Growth Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             RETAIL & RELATED - 12.23%
     11,500  99 Cents Only Stores+                                           $    473,470  $     488,030
     10,000  Circuit City Stores Incorporated                                     521,635        766,250
     40,000  Dollar General Corporation                                         1,049,992      1,360,000
    135,000  Office Depot Incorporated+                                         4,230,260      4,969,688
     25,000  Rite Aid Corporation                                               1,209,625        625,000
     30,000  Ross Stores Incorporated                                           1,171,250      1,314,375
     50,000  School Specialty Incorporated+                                     1,019,312        978,125
     85,000  Staples Incorporated+                                              2,505,938      2,794,375
     75,000  TJX Companies Incorporated                                         2,049,605      2,550,000
                                                                             ------------  --------------
                                                                             $ 14,231,087  $  15,845,843

             SHELTER & RELATED - 0.66%
     15,000  Martin Mareitta Incorporated                                    $    776,607  $     855,938

             TELECOMMUNICATIONS - 3.13%
     50,000  Com21 Incorporated+                                             $  1,382,110  $   1,312,500
     40,000  Frontier Corporation                                               1,286,588      2,075,000
     16,000  McLeod U.S.A. Incorporated+                                          658,320        672,000
                                                                             ------------  --------------
                                                                             $  3,327,018  $   4,059,500

             TRANSPORTATION - 0.70%
     16,000  Kansas City Southern Industries Incorporated                    $    780,835  $     912,000

             UTILITIES - 1.57%
     15,000  AES Corporation+                                                $    615,688  $     558,750
     13,600  Nextlink Commnications Incorporated+                                 680,433        761,600
     25,000  Viatel Incorporated+                                                 513,985        712,500
                                                                             ------------  --------------
                                                                             $  1,810,106  $   2,032,850
             TOTAL COMMON STOCKS                                             $121,174,380  $ 130,326,101

Strategic Growth Fund      PORTFOLIO OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 2.65%
             REPURCHASE AGREEMENTS - 2.65%
$ 3,440,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.90          04/01/99   $   3,440,000
             (Cost $3,440,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $124,614,380)* (Notes 1 and 3)                    103.24%               $  133,766,101
              Other Assets and Liabilities, Net                        (3.24)                   (4,200,047)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  129,566,054
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   19,685,389
Gross Unrealized Depreciation      (10,533,668)
                                --------------
NET UNREALIZED APPRECIATION     $    9,151,721
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

Equity Funds    STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

                                                              DIVERSIFIED
                                                                   EQUITY
                                                BALANCED           INCOME
                                                    FUND             FUND
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $76,416,180     $208,338,304
  Cash                                             6,945            6,681
  Cash denominated in foreign currencies
    (cost $1,465)                                      0                0
RECEIVABLES:
  Dividends and interest                         423,111          891,309
  Recoverable foreign withholding taxes                0                0
  Fund shares sold                               230,161          699,062
  Investment securities sold                   2,977,842        1,275,457
Organization expenses, net of
  amortization                                    22,075            3,278
Prepaid expenses                                   9,180              580
TOTAL ASSETS                                  80,085,494      211,214,671

LIABILITIES
  Variation margin on futures contracts                0                0
Payables:
  Investment securities purchased              2,284,715                0
  Distribution to shareholders                   494,996        1,087,148
  Fund shares redeemed                             3,022          407,796
  Due to distributor (Note 2)                     58,802          132,870
  Due to adviser (Note 2)                         70,824          186,057
  Other                                           97,023          101,769
TOTAL LIABILITIES                              3,009,382        1,915,640
TOTAL NET ASSETS                             $77,076,112     $209,299,031
NET ASSETS CONSIST OF:
  Paid-in capital                            $61,382,880     $174,179,747
  Undistributed net investment income
    (loss)                                             0                0
  Undistributed net realized gain (loss)
    on investments and foreign currency
    transactions                               4,658,046        6,896,751
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currencies         11,035,186       28,222,533
  Net unrealized appreciation
    (depreciation) of futures                          0                0
TOTAL NET ASSETS                             $77,076,112     $209,299,031

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets - Class A                         $30,928,619     $151,628,310
Shares outstanding - Class A                   2,639,920        9,653,331
Net asset value per share - Class A          $     11.72     $      15.71
Maximum offering price per share - Class
  A                                          $     12.37(1)  $      16.58(1)
Net assets - Class B                         $11,160,996     $ 57,670,721
Shares outstanding - Class B                   1,053,331        3,918,517
Net asset value and offering price per
  share - Class B                            $     10.60     $      14.72
Net assets - Class C                                 N/A              N/A
Shares outstanding - Class C                         N/A              N/A
Net asset value and offering price per
  share - Class C                                    N/A              N/A
Net assets - Class O                                 N/A              N/A
Shares outstanding - Class O                         N/A              N/A
Net asset value and offering price per
  share - Class O                                    N/A              N/A
Net assets - Institutional Class             $34,986,497              N/A
Shares outstanding - Institutional Class       2,996,285              N/A
Net asset value and offering price per
  share - Institutional Class                $     11.68              N/A
INVESTMENT AT COST (NOTE 3)                  $65,380,994     $180,115,771
-------------------------------------------------------------------------

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.75 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 1999 (UNAUDITED)    Equity Funds
------------------------------------------------------------------------

                                                   EQUITY           EQUITY                      INTERNATIONAL
                                                    INDEX            VALUE           GROWTH          EQUITY       SMALL CAP
                                                     FUND             FUND             FUND            FUND            FUND
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                              $667,163,396     $270,773,172     $428,752,800     $62,178,568     $97,631,286
  Cash                                              5,352            5,828            5,359         976,733           7,009
  Cash denominated in foreign currencies
    (cost $1,465)                                       0                0                0           1,465               0
RECEIVABLES:
  Dividends and interest                          696,225          405,999          477,950         130,174           4,761
  Recoverable foreign withholding taxes                 0                0                0          45,638               0
  Fund shares sold                              1,587,891          184,361           23,015       1,040,354          10,465
  Investment securities sold                            0        8,484,293        1,724,730               0       1,439,861
Organization expenses, net of
  amortization                                          0           20,760            2,894          34,139          25,688
Prepaid expenses                                   44,108           17,391            1,244         108,933           7,525
TOTAL ASSETS                                  669,496,972      279,891,804      430,987,992      64,516,004      99,126,595

LIABILITIES
  Variation margin on futures contracts           100,800                0                0               0               0
Payables:
  Investment securities purchased                       0        7,489,331        2,175,740               0       3,706,551
  Distribution to shareholders                    937,528          717,528           71,856               0
  Fund shares redeemed                            428,607          114,438          355,532         109,605         531,468
  Due to distributor (Note 2)                      48,895          103,756          206,555         176,822          38,953
  Due to adviser (Note 2)                         364,008          209,228          351,822          55,966          61,878
  Other                                            53,487          111,422          102,012          30,700         115,042
TOTAL LIABILITIES                               1,933,325        8,745,703        3,263,517         373,093       4,453,892
TOTAL NET ASSETS                             $667,563,647     $271,146,101     $427,724,475     $64,142,911     $94,672,703
NET ASSETS CONSIST OF:
  Paid-in capital                            $223,563,434     $196,896,149     $288,786,528     $55,933,752     $105,108,385
  Undistributed net investment income
    (loss)                                         (9,910)               0          (91,368)        (45,804)       (471,142)
  Undistributed net realized gain (loss)
    on investments and foreign currency
    transactions                               17,416,713       12,500,033       15,385,993        (268,431)    (21,394,809)
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currencies         426,503,173       61,749,919      123,643,322       8,523,394      11,430,269
  Net unrealized appreciation
    (depreciation) of futures                      90,237                0                0               0               0
TOTAL NET ASSETS                             $667,563,647     $271,146,101     $427,724,475     $64,142,911     $94,672,703

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets - Class A                         $625,041,119     $ 39,437,245     $348,007,942     $28,724,945     $11,514,279
Shares outstanding - Class A                    7,973,125        2,611,899       15,189,271       2,485,074         575,900
Net asset value per share - Class A          $      78.39     $      15.10     $      22.91     $     11.56     $     19.99
Maximum offering price per share - Class
  A                                          $      82.08(2)  $      15.94(1)  $      24.18(1)  $     12.20(1)  $     21.10(1)
Net assets - Class B                         $ 42,522,427     $ 70,169,852     $ 61,590,222     $35,081,983     $14,790,730
Shares outstanding - Class B                      541,902        5,673,151        3,800,083       3,064,552         752,095
Net asset value and offering price per
  share - Class B                            $      78.47     $      12.37     $      16.21     $     11.45     $     19.67
Net assets - Class C                                  N/A     $  1,098,751              N/A     $   335,983     $ 1,320,203
Shares outstanding - Class C                          N/A           88,857              N/A     $    29,352          67,162
Net asset value and offering price per
  share - Class C                                     N/A     $      12.37              N/A     $     11.45     $     19.66
Net assets - Class O                         $        101              N/A              N/A             N/A             N/A
Shares outstanding - Class O                 $          1              N/A              N/A             N/A             N/A
Net asset value and offering price per
  share - Class O                            $      78.54              N/A              N/A             N/A             N/A
Net assets - Institutional Class                      N/A     $160,440,253     $ 18,126,311             N/A     $67,047,491
Shares outstanding - Institutional Class              N/A       10,631,132          674,702             N/A       3,314,181
Net asset value and offering price per
  share - Institutional Class                         N/A     $      15.09     $      26.87             N/A     $     20.23
INVESTMENT AT COST (NOTE 3)                  $240,660,223     $209,023,253     $305,109,478     $53,644,868     $86,201,017
---------------------------------------------------------------------------------------------------------------------------


                                                GROWTH
                                                  FUND
ASSETS
INVESTMENTS:
  In securities, at market value (see
    cost below)                           $133,766,101
  Cash                                           6,826
  Cash denominated in foreign currencies
    (cost $1,465)                                    0
RECEIVABLES:
  Dividends and interest                        36,368
  Recoverable foreign withholding taxes              0
  Fund shares sold                               2,334
  Investment securities sold                         0
Organization expenses, net of
  amortization                                       0
Prepaid expenses                                 9,695
TOTAL ASSETS                               133,821,324
LIABILITIES
  Variation margin on futures contracts              0
Payables:
  Investment securities purchased               41,705
  Distribution to shareholders
  Fund shares redeemed                       3,823,530
  Due to distributor (Note 2)                  131,473
  Due to adviser (Note 2)                      102,867
  Other                                        155,695
TOTAL LIABILITIES                            4,255,270
TOTAL NET ASSETS                          $129,566,054
NET ASSETS CONSIST OF:
  Paid-in capital                         $127,149,890
  Undistributed net investment income
    (loss)                                    (362,959)
  Undistributed net realized gain (loss)
    on investments and foreign currency
    transactions                            (6,372,598)
  Net unrealized appreciation
    (depreciation) of investments and
    translation of assets and
    liabilities in foreign currencies        9,151,721
  Net unrealized appreciation
    (depreciation) of futures                        0
TOTAL NET ASSETS                          $129,566,054
COMPUTATION OF NET ASSET VALUE AND OFFER
Net assets - Class A                      $ 93,152,168
Shares outstanding - Class A                 4,513,841
Net asset value per share - Class A       $      20.64
Maximum offering price per share - Class
  A                                       $      21.78(1)
Net assets - Class B                      $ 21,555,522
Shares outstanding - Class B                   864,244
Net asset value and offering price per
  share - Class B                         $      24.94
Net assets - Class C                      $ 14,858,364
Shares outstanding - Class C                   596,275
Net asset value and offering price per
  share - Class C                         $      24.92
Net assets - Class O                               N/A
Shares outstanding - Class O                       N/A
Net asset value and offering price per
  share - Class O                                  N/A
Net assets - Institutional Class                   N/A
Shares outstanding - Institutional Class           N/A
Net asset value and offering price per
  share - Institutional Class                      N/A
INVESTMENT AT COST (NOTE 3)               $124,614,380
---------------------------------------------------------------------

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.75 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
The accompanying notes are an integral part of these financial statements.

                                   STATEMENTS OF OPERATIONS - FOR THE SIX MONTHS
Equity Funds                                    ENDED MARCH 31, 1999 (UNAUDITED)
------------------------------------------------------------------------

                                                            DIVERSIFIED
                                                                 EQUITY
                                               BALANCED          INCOME
                                                   FUND            FUND

INVESTMENT INCOME
  Dividends (net of foreign tax
    withholding of $19,121 for the
    International Equity Fund)               $  523,464     $ 3,148,073
  Interest                                      973,059         437,079
TOTAL INVESTMENT INCOME (LOSS)                1,496,523       3,585,152
EXPENSES (NOTE 2)
  Advisory fees                                 233,980         567,693
  Administration fees                            27,298          79,477
  Custody fees                                    6,512          24,446
  Shareholder servicing fees                     97,492         340,616
  Portfolio accounting fees                      35,748          53,372
  Transfer agency fees                           40,290         158,954
  Distribution fees                              41,343         214,307
  Organization costs                              4,518           1,296
  Legal and audit fees                           47,312          62,863
  Registration fees                              36,866          28,651
  Directors' fees                                 2,667             504
  Shareholder reports                            35,387          59,223
  Other                                           3,788           6,463
Total Expenses                                  613,201       1,597,865
Less:
  Waived fees and reimbursed expenses           (98,975)        (41,788)
NET EXPENSES                                    514,226       1,556,077
NET INVESTMENT INCOME (LOSS)                    982,297       2,029,075

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) from:
    Investments                               4,341,516      (1,571,686)
    Foreign currency transactions                     0               0
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                 621,352      15,156,063
    Translation of assets and
      liabilities in foreign currencies               0               0
    Futures                                           0               0
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS                                 4,962,868      13,584,377
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                   $5,945,165     $15,613,452
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS - FOR THE SIX MONTHS
ENDED MARCH 31, 1999 (UNAUDITED)                                    Equity Funds
------------------------------------------------------------------------

                                                   EQUITY          EQUITY                                            SMALL
                                                    INDEX           VALUE           GROWTH     INTERNATIONAL           CAP
                                                     FUND            FUND             FUND          EQUITY            FUND

INVESTMENT INCOME
  Dividends (net of foreign tax
    withholding of $19,121 for the
    International Equity Fund)               $  4,124,060     $ 3,074,994     $  2,251,974     $   259,738     $    61,433
  Interest                                        104,340         126,961          165,168          82,682         100,231
TOTAL INVESTMENT INCOME (LOSS)                  4,228,400       3,201,955        2,417,142         342,420         161,664
EXPENSES (NOTE 2)
  Advisory fees                                   770,747         734,176          946,201         309,338         278,410
  Administration fees                             215,810         102,785          143,770          30,510          32,481
  Custody fees                                          0          24,522           34,301          44,876          23,206
  Shareholder servicing fees                      770,746         367,088          612,026          76,275         116,003
  Portfolio accounting fees                        92,325          60,031           71,742          33,737          38,973
  Transfer agency fees                            431,618         136,671          280,932          42,714          38,612
  Distribution fees                               104,754         290,120          197,830         142,022          63,983
  Organization costs                                    0           4,249            1,347           9,972           5,573
  Legal and audit fees                             38,754          80,464           92,551          30,914           2,083
  Registration fees                                 8,625          84,832           38,637          19,945          43,922
  Directors' fees                                   1,606             504               75           2,293             289
  Shareholder reports                              20,198         113,383           33,447          14,959          16,178
  Other                                            26,650          28,536            4,640           1,496           1,528
Total Expenses                                  2,481,833       2,027,361        2,457,499         759,051         661,241
Less:
  Waived fees and reimbursed expenses            (188,735)       (149,145)         (16,115)       (113,012)       (171,032)
NET EXPENSES                                    2,293,098       1,878,216        2,441,384         646,039         490,209
NET INVESTMENT INCOME (LOSS)                    1,935,302       1,323,739          (24,242)       (303,619)       (328,545)

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) from:
    Investments                                22,232,298      11,281,532       16,175,988         986,504      (6,460,720)
    Foreign currency transactions                       0               0                0         (68,487)              0
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                               117,613,983      16,114,337       89,613,925      11,730,367      25,241,661
    Translation of assets and
      liabilities in foreign currencies                 0               0                0         (14,997)              0
    Futures                                       171,987               0                0               0               0
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS                                140,018,268      27,395,869      105,789,913      12,633,387      18,655,981
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $141,953,570     $28,719,608     $105,765,671     $12,329,768     $18,327,436
--------------------------------------------------------------------------------------------------------------------------


                                               GROWTH
                                                 FUND
INVESTMENT INCOME
  Dividends (net of foreign tax
    withholding of $19,121 for the
    International Equity Fund)            $   165,151
  Interest                                     89,314
TOTAL INVESTMENT INCOME (LOSS)                254,465
EXPENSES (NOTE 2)
  Advisory fees                               339,920
  Administration fees                          47,589
  Custody fees                                 26,811
  Shareholder servicing fees                  169,959
  Portfolio accounting fees                    44,261
  Transfer agency fees                         95,177
  Distribution fees                           193,833
  Organization costs                                0
  Legal and audit fees                         44,025
  Registration fees                            28,363
  Directors' fees                                 289
  Shareholder reports                          95,130
  Other                                         4,301
Total Expenses                              1,089,658
Less:
  Waived fees and reimbursed expenses         (77,863)
NET EXPENSES                                1,011,795
NET INVESTMENT INCOME (LOSS)                 (757,330)
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) from:
    Investments                             5,986,923
    Foreign currency transactions                   0
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                            24,663,811
    Translation of assets and
      liabilities in foreign currencies             0
    Futures                                         0
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS                             30,650,734
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $29,893,404
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Equity Funds                                 STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                                                               BALANCED FUND
                                             -----------------------------------------------
                                              (UNAUDITED)
                                              FOR THE SIX       FOR THE SIX          FOR THE
                                             MONTHS ENDED      MONTHS ENDED       YEAR ENDED
                                                MARCH 31,         SEPT. 30,        MARCH 31,
                                                     1999              1998             1998

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)                 $    982,297     $   1,194,336     $  2,754,974
Net realized gain (loss) on sale of
  investments and foreign currency
  transactions                                  4,341,516         1,325,963       12,381,862
Net unrealized appreciation
  (depreciation) of investments and
  translation of assets and liabilities
  in foreign currencies                           621,352        (8,868,973)       7,449,221
Net unrealized appreciation
  (depreciation) of futures                             0                 0                0
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   5,945,165        (6,348,674)      22,586,057
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                      (401,037)         (446,512)        (995,417)
    CLASS B                                      (105,011)         (104,689)         (87,737)
    CLASS C                                           N/A               N/A              N/A
    INSTITUTIONAL CLASS                          (476,249)         (643,135)      (1,671,820)
    CLASS O                                           N/A               N/A              N/A
  From net realized gain on sale of
    investments
    CLASS A                                    (3,135,558)                0       (3,617,920)
    CLASS B                                    (1,117,502)                0         (567,992)
    CLASS C                                           N/A               N/A              N/A
    INSTITUTIONAL CLASS                        (3,675,240)                0       (5,890,499)
    CLASS O                                           N/A               N/A              N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A             953,171         1,780,827        5,461,758
  Reinvestment of dividends - Class A           3,674,330           428,485        4,463,706
  Cost of shares redeemed - Class A            (3,373,046)       (3,594,469)     (10,215,448)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                        1,254,455        (1,385,157)        (289,984)
  Proceeds from shares sold - Class B             805,071         2,843,163        8,275,611
  Reinvestment of dividends - Class B           1,258,717            83,450          614,957
  Cost of shares redeemed - Class B              (984,335)         (669,280)        (357,160)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                        1,079,453         2,257,333        8,533,408
  Proceeds from shares sold - Class C                 N/A               N/A              N/A
  Reinvestment of dividends - Class C                 N/A               N/A              N/A
  Cost of shares redeemed - Class C                   N/A               N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                              N/A               N/A              N/A
  Proceeds from shares sold -
    Institutional Class                         2,880,181         2,656,634        6,665,487
  Reinvestment of dividends -
    Institutional Class                         4,220,497           634,353        7,260,006
  Cost of shares redeemed -
    Institutional Class                        (7,215,415)      (14,135,771)     (23,971,016)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS             (114,737)      (10,844,784)     (10,045,523)
 Proceeds from shares sold - Class O                  N/A               N/A              N/A
 Reinvestment of dividends - Class O                  N/A               N/A              N/A
 Cost of shares redeemed - Class O                    N/A               N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS O                              N/A               N/A              N/A
INCREASE (DECREASE) IN NET ASSETS                (746,261)      (17,515,618)       7,952,573

NET ASSETS:
  Beginning net assets                         77,822,373        95,337,991       87,385,418
ENDING NET ASSETS                            $ 77,076,112     $  77,822,373     $ 95,337,991
--------------------------------------------------------------------------------------------

(1)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON FEBRUARY 17, 1998.
(2)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON FEBRUARY 1, 1999.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                                 Equity Funds
------------------------------------------------------------------------

                                                             DIVERSIFIED EQUITY INCOME FUND                 EQUITY INDEX FUND
                                             ----------------------------------------------     -----------------------------
                                              (UNAUDITED)                                        (UNAUDITED)
                                              FOR THE SIX      FOR THE SIX          FOR THE      FOR THE SIX      FOR THE SIX
                                             MONTHS ENDED     MONTHS ENDED       YEAR ENDED     MONTHS ENDED     MONTHS ENDED
                                                MARCH 31,        SEPT. 30,        MARCH 31,        MARCH 31,        SEPT. 30,
                                                     1999             1998             1998             1999             1998

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)                $  2,029,075     $  2,116,192     $  3,656,312     $  1,935,302     $  2,692,064
 Net realized gain (loss) on sale of
  investments and foreign currency
  transactions                                 (1,571,686)      10,658,254       26,201,980       22,232,298       11,326,049
 Net unrealized appreciation
  (depreciation) of investments and
  translation of assets and liabilities
  in foreign currencies                        15,156,063      (49,736,820)      47,022,615      117,613,983      (56,175,420)
 Net unrealized appreciation
  (depreciation) of futures                             0                0                0          171,987         (207,200)
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                  15,613,452      (36,962,374)      76,880,907      141,953,570      (42,364,507)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                    (1,633,451)      (1,747,341)      (3,113,133)      (1,946,699)      (2,683,558)
    CLASS B                                      (395,624)        (368,851)        (543,179)               0           (8,506)
    CLASS C                                           N/A              N/A              N/A              N/A              N/A
    INSTITUTIONAL CLASS                               N/A              N/A              N/A              N/A              N/A
    CLASS O                                           N/A              N/A              N/A                0(2)           N/A
  From net realized gain on sale of
    investments
    CLASS A                                   (16,190,809)               0       (7,465,528)     (26,108,859)               0
    CLASS B                                    (5,969,417)               0       (2,354,505)      (1,095,863)               0
    CLASS C                                           N/A              N/A              N/A              N/A              N/A
    INSTITUTIONAL CLASS                               N/A              N/A              N/A              N/A              N/A
    CLASS O                                           N/A              N/A              N/A                0(2)           N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A           4,876,433        8,850,203       64,556,264       34,002,061       34,673,947
  Reinvestment of dividends - Class A          18,154,165        1,453,903       10,009,274       29,157,249        2,520,476
  Cost of shares redeemed - Class A           (35,920,239)     (34,097,957)     (55,531,440)     (65,140,981)     (53,713,482)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                      (12,889,641)     (23,793,851)      19,034,098       (1,981,671)     (16,519,059)
  Proceeds from shares sold - Class B           1,101,831        5,932,196       30,400,244       21,848,420       16,483,152
  Reinvestment of dividends - Class B           6,399,931          267,182        2,742,890        1,083,119            1,719
  Cost of shares redeemed - Class B            (8,876,900)      (6,463,251)      (7,439,195)      (2,465,569)      (1,324,968)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                       (1,375,138)        (263,873)      25,703,939       20,465,970       15,159,903
  Proceeds from shares sold - Class C                 N/A              N/A              N/A              N/A              N/A
  Reinvestment of dividends - Class C                 N/A              N/A              N/A              N/A              N/A
  Cost of shares redeemed - Class C                   N/A              N/A              N/A              N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                              N/A              N/A              N/A              N/A              N/A
  Proceeds from shares sold -
    Institutional Class                               N/A              N/A              N/A              N/A              N/A
  Reinvestment of dividends -
    Institutional Class                               N/A              N/A              N/A              N/A              N/A
  Cost of shares redeemed -
    Institutional Class                               N/A              N/A              N/A              N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS                  N/A              N/A              N/A              N/A              N/A
 Proceeds from shares sold - Class O                  N/A              N/A              N/A              100(2)           N/A
 Reinvestment of dividends - Class O                  N/A              N/A              N/A                0(2)           N/A
 Cost of shares redeemed - Class O                    N/A              N/A              N/A                0(2)           N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS O                              N/A              N/A              N/A              100(2)           N/A
INCREASE (DECREASE) IN NET ASSETS             (22,840,628)     (63,136,290)     108,142,599      131,286,548      (46,415,727)

NET ASSETS:
  Beginning net assets                        232,139,659      295,275,949      187,133,350      536,277,099      582,692,826
ENDING NET ASSETS                            $209,299,031     $232,139,659     $295,275,949     $667,563,647     $536,277,099
-----------------------------------------------------------------------------------------------------------------------------


                                               FOR THE
                                            YEAR ENDED
                                             MARCH 31,
                                                  1998
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)             $  3,987,574
 Net realized gain (loss) on sale of
  investments and foreign currency
  transactions                              20,385,976
 Net unrealized appreciation
  (depreciation) of investments and
  translation of assets and liabilities
  in foreign currencies                    162,925,340
 Net unrealized appreciation
  (depreciation) of futures                    125,450
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              187,424,340
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                 (3,987,950)
    CLASS B                                          0(1)
    CLASS C                                        N/A
    INSTITUTIONAL CLASS                            N/A
    CLASS O                                        N/A
  From net realized gain on sale of
    investments
    CLASS A                                (12,945,620)
    CLASS B                                          0(1)
    CLASS C                                        N/A
    INSTITUTIONAL CLASS                            N/A
    CLASS O                                        N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A       72,404,299
  Reinvestment of dividends - Class A       16,700,188
  Cost of shares redeemed - Class A        (87,341,942)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                     1,762,545
  Proceeds from shares sold - Class B        3,707,259(1)
  Reinvestment of dividends - Class B                0(1)
  Cost of shares redeemed - Class B             (6,364)(1)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                     3,700,895(1)
  Proceeds from shares sold - Class C              N/A
  Reinvestment of dividends - Class C              N/A
  Cost of shares redeemed - Class C                N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                           N/A
  Proceeds from shares sold -
    Institutional Class                            N/A
  Reinvestment of dividends -
    Institutional Class                            N/A
  Cost of shares redeemed -
    Institutional Class                            N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS               N/A
 Proceeds from shares sold - Class O               N/A
 Reinvestment of dividends - Class O               N/A
 Cost of shares redeemed - Class O                 N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS O                           N/A
INCREASE (DECREASE) IN NET ASSETS          175,954,210
NET ASSETS:
  Beginning net assets                     406,738,616
ENDING NET ASSETS                         $582,692,826
------------------------------------------------------------------------

(1)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON FEBRUARY 17, 1998.
(2)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON FEBRUARY 1, 1999.

The accompanying notes are an integral part of these financial statements.

Equity Funds                                 STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                                                          EQUITY VALUE FUND
                                             ----------------------------------------------
                                              (UNAUDITED)
                                              FOR THE SIX      FOR THE SIX          FOR THE
                                             MONTHS ENDED     MONTHS ENDED       YEAR ENDED
                                                MARCH 31,        SEPT. 30,        MARCH 31,
                                                     1999             1998             1998

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)                $  1,323,739     $  1,622,343     $  2,994,304
 Net realized gain (loss) on sale of
  investments and foreign currency
  transactions                                 11,281,532       (1,310,567)      43,722,211
 Net unrealized appreciation
  (depreciation) of investments and
  translation of assets and liabilities
  in foreign currencies                        16,114,337      (63,146,441)      49,101,105
 Net unrealized appreciation
  (depreciation) of futures                             0                0                0
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                  28,719,608      (62,834,665)      95,817,620
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                      (223,292)        (273,664)        (393,180)
    CLASS B                                      (134,080)        (140,370)        (144,346)
    CLASS C                                        (2,072)          (1,933)(1)          N/A
    INSTITUTIONAL CLASS                          (964,295)      (1,206,376)      (2,611,274)
    CLASS O                                           N/A              N/A              N/A
  From net realized gain on sale of
    investments
    CLASS A                                    (3,538,387)               0       (4,313,021)
    CLASS B                                    (6,065,329)               0       (4,087,973)
    CLASS C                                      (109,507)               0(1)           N/A
    INSTITUTIONAL CLASS                       (13,698,449)               0      (22,663,930)
    CLASS O                                           N/A              N/A              N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A           1,503,114        8,134,009       29,437,145
  Reinvestment of dividends - Class A           3,704,359          213,784        4,317,886
  Cost of shares redeemed - Class A           (10,111,256)      (7,270,482)      (9,521,581)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                       (4,903,783)       1,077,311       24,233,450
  Proceeds from shares sold - Class B           3,195,722       22,457,036       62,552,854
  Reinvestment of dividends - Class B           6,219,813           79,373        4,158,508
  Cost of shares redeemed - Class B           (13,637,385)      (6,080,120)      (2,617,789)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                       (4,221,850)      16,456,289       64,093,573
  Proceeds from shares sold - Class C             345,673        1,535,006(1)           N/A
  Reinvestment of dividends - Class C              95,422              134(1)           N/A
  Cost of shares redeemed - Class C              (602,104)         (72,905)(1)          N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                         (161,009)       1,462,235(1)           N/A
  Proceeds from shares sold -
    Institutional Class                         8,956,197        9,738,442       22,877,852
  Reinvestment of dividends -
    Institutional Class                        12,514,159          516,248       20,970,848
  Cost of shares redeemed -
    Institutional Class                       (29,899,341)     (33,188,018)     (57,008,149)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS           (8,428,985)     (22,933,328)     (13,159,449)
 Proceeds from shares sold - Class O                  N/A              N/A              N/A
 Reinvestment of dividends - Class O                  N/A              N/A              N/A
 Cost of shares redeemed - Class O                    N/A              N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS O                              N/A              N/A              N/A
INCREASE (DECREASE) IN NET ASSETS             (13,731,430)     (68,394,501)     136,771,470

NET ASSETS:
  Beginning net assets                        284,877,531      353,272,032      216,500,562
ENDING NET ASSETS                            $271,146,101     $284,877,531     $353,272,032
-------------------------------------------------------------------------------------------

(1)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON APRIL 1, 1998.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                                 Equity Funds
------------------------------------------------------------------------

                                                                                                   INTERNATIONAL EQUITY FUND
                                                                                GROWTH FUND     ----------------------------
                                             ----------------------------------------------
                                              (UNAUDITED)                                        (UNAUDITED)     FOR THE SIX
                                              FOR THE SIX      FOR THE SIX          FOR THE      FOR THE SIX          MONTHS
                                             MONTHS ENDED     MONTHS ENDED       YEAR ENDED     MONTHS ENDED           ENDED
                                                MARCH 31,        SEPT. 30,        MARCH 31,        MARCH 31,       SEPT. 30,
                                                     1999             1998             1998             1999            1998

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)                $    (24,242)    $    697,433     $  1,803,757     $   (303,619)    $   (83,770)
 Net realized gain (loss) on sale of
  investments and foreign currency
  transactions                                 16,175,988       14,581,218       88,713,098          918,017        (566,667)
 Net unrealized appreciation
  (depreciation) of investments and
  translation of assets and liabilities
  in foreign currencies                        89,613,925      (43,668,473)      23,366,043       11,715,370      (9,561,257)
 Net unrealized appreciation
  (depreciation) of futures                             0                0                0                0               0
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                 105,765,671      (28,389,822)     113,882,898       12,329,768     (10,211,694)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                      (132,580)        (736,408)      (1,725,390)               0               0
    CLASS B                                             0                0           (6,702)               0               0
    CLASS C                                           N/A              N/A              N/A                0               0(1)
    INSTITUTIONAL CLASS                           (15,182)         (39,683)        (134,752)             N/A             N/A
    CLASS O                                           N/A              N/A              N/A              N/A             N/A
  From net realized gain on sale of
    investments
    CLASS A                                   (47,058,207)               0      (46,453,276)               0               0
    CLASS B                                    (7,706,288)               0       (6,167,386)               0               0
    CLASS C                                           N/A              N/A              N/A                0               0(1)
    INSTITUTIONAL CLASS                        (2,310,432)               0       (3,047,106)             N/A             N/A
    CLASS O                                           N/A              N/A              N/A              N/A             N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          13,065,482       13,601,157       85,211,489        3,417,860       4,983,799
  Reinvestment of dividends - Class A          46,699,539          907,114       47,015,949                0               0
  Cost of shares redeemed - Class A           (57,318,796)     (50,586,473)     (99,180,720)      (3,947,053)     (3,434,398)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                        2,446,225      (36,078,202)      33,046,718         (529,193)      1,549,401
  Proceeds from shares sold - Class B           4,725,945        4,861,311       25,116,094        2,053,546       4,873,415
  Reinvestment of dividends - Class B           7,535,251              383        6,089,528                0               0
  Cost of shares redeemed - Class B            (5,876,401)      (5,006,990)      (5,920,292)      (3,897,496)     (2,128,140)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                        6,384,795         (145,296)      25,285,330       (1,843,950)      2,745,275
  Proceeds from shares sold - Class C                 N/A              N/A              N/A           84,311         369,928(1)
  Reinvestment of dividends - Class C                 N/A              N/A              N/A                0               0(1)
  Cost of shares redeemed - Class C                   N/A              N/A              N/A         (107,372)        (16,666)(1)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                              N/A              N/A              N/A          (23,061)        353,262(1)
  Proceeds from shares sold -
    Institutional Class                         2,455,518          804,633        4,254,007              N/A             N/A
  Reinvestment of dividends -
    Institutional Class                         1,356,427           28,818        1,899,742              N/A             N/A
  Cost of shares redeemed -
    Institutional Class                        (1,898,138)      (3,493,596)     (10,544,641)             N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS            1,913,807       (2,660,145)      (4,390,892)             N/A             N/A
 Proceeds from shares sold - Class O                  N/A              N/A              N/A              N/A             N/A
 Reinvestment of dividends - Class O                  N/A              N/A              N/A              N/A             N/A
 Cost of shares redeemed - Class O                    N/A              N/A              N/A              N/A             N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS O                              N/A              N/A              N/A              N/A             N/A
INCREASE (DECREASE) IN NET ASSETS              59,287,809      (68,049,556)     110,289,442        9,933,564      (5,563,756)

NET ASSETS:
  Beginning net assets                        368,436,666      436,486,222      326,196,780       54,209,347      59,773,103
ENDING NET ASSETS                            $427,724,475     $368,436,666     $436,486,222     $ 64,142,911     $54,209,347
----------------------------------------------------------------------------------------------------------------------------


                                             24, 1997
                                          OF
                                          OPERATIONS)
                                                   TO
                                            MARCH 31,
                                                 1998
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)             $    (4,877)
 Net realized gain (loss) on sale of
  investments and foreign currency
  transactions                               (692,410)
 Net unrealized appreciation
  (depreciation) of investments and
  translation of assets and liabilities
  in foreign currencies                     6,369,281
 Net unrealized appreciation
  (depreciation) of futures                         0
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               5,671,994
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                    (3,770)
    CLASS B                                         0
    CLASS C                                       N/A
    INSTITUTIONAL CLASS                           N/A
    CLASS O                                       N/A
  From net realized gain on sale of
    investments
    CLASS A                                         0
    CLASS B                                         0
    CLASS C                                       N/A
    INSTITUTIONAL CLASS                           N/A
    CLASS O                                       N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A      25,718,301
  Reinvestment of dividends - Class A           2,483
  Cost of shares redeemed - Class A        (1,507,284)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                   24,213,500
  Proceeds from shares sold - Class B      31,759,206
  Reinvestment of dividends - Class B               0
  Cost of shares redeemed - Class B        (1,867,827)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                   29,891,379
  Proceeds from shares sold - Class C             N/A
  Reinvestment of dividends - Class C             N/A
  Cost of shares redeemed - Class C               N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                          N/A
  Proceeds from shares sold -
    Institutional Class                           N/A
  Reinvestment of dividends -
    Institutional Class                           N/A
  Cost of shares redeemed -
    Institutional Class                           N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS              N/A
 Proceeds from shares sold - Class O              N/A
 Reinvestment of dividends - Class O              N/A
 Cost of shares redeemed - Class O                N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS O                          N/A
INCREASE (DECREASE) IN NET ASSETS          59,773,103
NET ASSETS:
  Beginning net assets                              0
ENDING NET ASSETS                         $59,773,103
-------------------------------------------------------------------------------------

(1)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON APRIL 1, 1998.

The accompanying notes are an integral part of these financial statements.

Equity Funds                                 STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                                                             SMALL CAP FUND
                                             ----------------------------------------------
                                              (UNAUDITED)
                                              FOR THE SIX      FOR THE SIX          FOR THE
                                             MONTHS ENDED     MONTHS ENDED       YEAR ENDED
                                                MARCH 31,        SEPT. 30,        MARCH 31,
                                                     1999             1998         1998 (1)

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)                $   (328,545)    $   (267,578)    $   (122,337)
 Net realized gain (loss) on sale of
  investments and foreign currency
  transactions                                 (6,585,680)     (10,366,907)      10,463,062
 Net unrealized appreciation
  (depreciation) of investments and
  translation of assets and liabilities
  in foreign currencies                        25,241,661      (22,514,409)      12,044,947
 Net unrealized appreciation
  (depreciation) of futures                             0                0                0
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                  18,327,436      (33,148,894)      22,385,672
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                             0                0           (1,626)
    CLASS B                                             0                0                0
    CLASS C                                             0                0                0(3)
    INSTITUTIONAL CLASS                                 0                0          (24,243)
    CLASS O                                           N/A              N/A              N/A
  From net realized gain on sale of
    investments
    CLASS A                                      (859,083)               0         (827,508)
    CLASS B                                    (1,058,347)               0         (782,027)
    CLASS C                                      (111,106)               0                0(3)
    INSTITUTIONAL CLASS                        (5,153,962)               0       (4,562,220)
    CLASS O                                           N/A              N/A              N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A           2,579,396        3,220,859       15,154,524
  Reinvestment of dividends - Class A             813,765              211          803,796
  Cost of shares redeemed - Class A            (4,120,847)      (2,987,647)      (5,282,878)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                         (727,686)         233,423       10,675,442
  Proceeds from shares sold - Class B           1,443,949        4,724,111       12,825,169
  Reinvestment of dividends - Class B           1,049,460                0          771,233
  Cost of shares redeemed - Class B            (2,381,220)      (1,390,665)      (1,640,518)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                          112,189        3,333,446       11,955,884
  Proceeds from shares sold - Class C             127,887          370,791        2,366,421(3)
  Reinvestment of dividends - Class C              58,549                0            8,555(3)
  Cost of shares redeemed - Class C              (455,696)        (777,530)        (132,433)(3)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                         (269,260)        (406,739)       2,242,543(3)
  Proceeds from shares sold -
    Institutional Class                        14,284,106       19,609,948       53,985,405
  Reinvestment of dividends -
    Institutional Class                         4,663,904                0        4,269,897
  Cost of shares redeemed -
    Institutional Class                       (16,494,772)     (20,068,534)     (21,247,255)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS            2,453,238         (458,586)      37,008,047
 Proceeds from shares sold - Class O                  N/A              N/A              N/A
 Reinvestment of dividends - Class O                  N/A              N/A              N/A
 Cost of shares redeemed - Class O                    N/A              N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS O                              N/A              N/A              N/A
INCREASE (DECREASE) IN NET ASSETS              12,838,379      (30,447,350)      78,069,964

NET ASSETS:
  Beginning net assets                         81,834,324      112,281,674       34,211,710
ENDING NET ASSETS                            $ 94,672,703     $ 81,834,324     $112,281,674
-------------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $3,163,650 FOR CLASS A SHARES, AND $2,277,136 FOR CLASS C SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS SMALL CAP STRATEGY FUND.
(2) "PROCEEDS FROM SHARES SOLD" INCLUDES $37,967,719 FOR CLASS A SHARES, AND $22,688,669 FOR CLASS B SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS STRATEGIC GROWTH FUND.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                                 Equity Funds
------------------------------------------------------------------------

                                                                      STRATEGIC GROWTH FUND
                                             ----------------------------------------------
                                              (UNAUDITED)
                                              FOR THE SIX     FOR THE NINE          FOR THE
                                             MONTHS ENDED     MONTHS ENDED       YEAR ENDED
                                                MARCH 31,        SEPT. 30,         DEC. 31,
                                                     1999             1998         1997 (2)

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)                $   (757,330)    $ (1,571,853)    $ (1,976,702)
 Net realized gain (loss) on sale of
  investments and foreign currency
  transactions                                  5,986,923       (6,336,849)      27,263,706
 Net unrealized appreciation
  (depreciation) of investments and
  translation of assets and liabilities
  in foreign currencies                        24,663,811      (17,512,709)      (4,721,950)
 Net unrealized appreciation
  (depreciation) of futures                             0                0                0
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                  29,893,404      (25,421,411)      20,565,054
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
     CLASS A                                            0                0                0
     CLASS B                                            0                0                0(3)
     CLASS C                                            0                0                0
     INSTITUTIONAL CLASS                              N/A              N/A              N/A
     CLASS O                                          N/A              N/A              N/A
  From net realized gain on sale of
    investments
     CLASS A                                            0                0      (32,094,549)
     CLASS B                                            0                0                0(3)
     CLASS C                                            0                0      (12,310,107)
     INSTITUTIONAL CLASS                              N/A              N/A              N/A
     CLASS O                                          N/A              N/A              N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          61,788,824      105,704,155      227,568,030
  Reinvestment of dividends - Class A                   0                0       24,933,472
  Cost of shares redeemed - Class A           (84,417,852)    (141,270,390)    (219,015,611)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                      (22,629,028)     (35,566,235)      33,485,891
  Proceeds from shares sold - Class B           1,439,697        6,613,663       23,193,050(3)
  Reinvestment of dividends - Class B                   0                0                0(3)
  Cost of shares redeemed - Class B            (4,966,815)      (5,513,461)        (422,099)(3)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                       (3,527,118)       1,100,202       22,770,951(3)
  Proceeds from shares sold - Class C           1,163,775       24,644,890      221,398,643
  Reinvestment of dividends - Class C                   0                0        6,423,494
  Cost of shares redeemed - Class C            (7,567,131)     (45,817,020)    (233,237,347)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                       (6,403,356)     (21,172,130)      (5,415,210)
  Proceeds from shares sold -
    Institutional Class                               N/A              N/A              N/A
  Reinvestment of dividends -
    Institutional Class                               N/A              N/A              N/A
  Cost of shares redeemed -
    Institutional Class                               N/A              N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS                  N/A              N/A              N/A
 Proceeds from shares sold - Class O                  N/A              N/A              N/A
 Reinvestment of dividends - Class O                  N/A              N/A              N/A
 Cost of shares redeemed - Class O                    N/A              N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS O                              N/A              N/A              N/A
INCREASE (DECREASE) IN NET ASSETS              (2,666,098)     (81,059,574)      27,002,030

NET ASSETS:
  Beginning net assets                        132,232,152      213,291,726      186,289,696
ENDING NET ASSETS                            $129,566,054     $132,232,152     $213,291,726
-------------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $3,163,650 FOR CLASS A SHARES, AND $2,277,136 FOR CLASS C SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS SMALL CAP STRATEGY FUND.
(2) "PROCEEDS FROM SHARES SOLD" INCLUDES $37,967,719 FOR CLASS A SHARES, AND $22,688,669 FOR CLASS B SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS STRATEGIC GROWTH FUND.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

Equity Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                          BALANCED FUND (1)
                                                                                    CLASS A
                                            -----------------------------------------------
                                              (UNAUDITED)
                                               SIX MONTHS       SIX MONTHS
                                                    ENDED            ENDED       YEAR ENDED
                                                MARCH 31,        SEPT. 30,        MARCH 31,
                                                     1999         1998 (2)             1998
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $12.23           $13.28           $12.01
                                            -------------     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.15             0.17             0.38
  Net realized and unrealized gain
    (loss) on investments                            0.78            (1.05)            2.76
                                            -------------     ------------     ------------
TOTAL FROM INVESTMENT OPERATIONS                     0.93            (0.88)            3.14
LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.15)           (0.17)           (0.38)
  Distributions from net realized gain              (1.29)            0.00            (1.49)
  Tax return of capital                              0.00             0.00             0.00
                                            -------------     ------------     ------------
TOTAL FROM DISTRIBUTIONS                            (1.44)           (0.17)           (1.87)
                                            -------------     ------------     ------------
NET ASSET VALUE, END OF PERIOD                     $11.72           $12.23           $13.28
                                            -------------     ------------     ------------
                                            -------------     ------------     ------------
TOTAL RETURN (NOT ANNUALIZED)*                     7.91 %            (6.63)%         27.49%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                $30,929          $30,833          $34,952
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                          1.27%            1.28%            1.12%
  Ratio of net investment income (loss)
    to average net assets                           2.57%            2.66%            2.91%
Portfolio turnover                                    43%              64%              67%
-------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                          1.48%            1.33%            1.40%
Ratio of net investment income (loss) to
  average net assets prior to waived
  fees and reimbursed expenses                      2.36%            2.61%            2.63%
-------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
 **  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC., SUBSEQUENTLY RENAMED WELLS CAPITAL MANAGEMENT, INC.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(3) THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31. The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Equity Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                           BALANCED FUND (1) (CONT.)
                                                                                             CLASS B
                                                 CLASS A (CONT.)  ----------------------------------
                              ----------------------------------  (UNAUDITED)
                              SIX MONTHS                          SIX MONTHS  SIX MONTHS
                                   ENDED  YEAR ENDED  YEAR ENDED       ENDED       ENDED  YEAR ENDED
                               MARCH 31,   SEPT. 30,   SEPT. 30,   MARCH 31,   SEPT. 30,   MARCH 31,
                                1997 (3)        1996        1995        1999    1998 (2)        1998
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $11.46      $11.84      $11.67      $11.06      $12.00      $10.79
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.19        0.36        0.46**       0.10       0.11        0.19
  Net realized and
    unrealized gain (loss)
    on investments                  0.74        0.89        0.68**       0.71      (0.94)       2.55
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.93        1.25        1.14        0.81       (0.83)       2.74
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.19)      (0.35)      (0.47)      (0.10)      (0.11)      (0.19)
  Distributions from net
    realized gain                  (0.19)      (1.28)      (0.50)      (1.17)       0.00       (1.34)
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.38)      (1.63)      (0.97)      (1.27)      (0.11)      (1.53)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $12.01      $11.46      $11.84      $10.60      $11.06      $12.00
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     8.15%      10.51%      10.62%       7.54%       (6.92)%     26.64%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $31,632     $32,640     $89,034     $11,161     $10,516      $9,145
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.05%       1.31%       1.03%       1.93%       1.93%       1.82%
  Ratio of net investment
    income (loss) to average
    net assets                     3.20%       2.98%       4.05%       1.91%       2.02%       2.15%
Portfolio turnover                   43%        131%         90%         43%         64%         67%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.30%       1.48%       1.05%       2.49%       2.09%       2.29%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.95%       2.81%       4.03%       1.35%       1.86%       1.68%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
 **  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC., SUBSEQUENTLY RENAMED WELLS CAPITAL MANAGEMENT, INC.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(3) THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31. The accompanying notes are an integral part of these financial statements.

Equity Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                              BALANCED FUND (1)
                                                                                        (CONT.)
                                                                                CLASS B (CONT.)
                                                                         ----------------------
                                                                         SIX MONTHS      PERIOD
                                                                              ENDED       ENDED
                                                                          MARCH 31,   SEPT. 30,
                                                                           1997 (3)    1996 (4)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.24      $10.00
                                                                         ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                 0.08        0.00
  Net realized and unrealized gain (loss) on investments                       0.72        0.24
                                                                         ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                               0.80        0.24
LESS DISTRIBUTIONS:
  Dividends from net investment income                                        (0.08)       0.00
  Distributions from net realized gain                                        (0.17)       0.00
  Tax return of capital                                                        0.00        0.00
                                                                         ----------  ----------
TOTAL FROM DISTRIBUTIONS                                                      (0.25)       0.00
                                                                         ----------  ----------
NET ASSET VALUE, END OF PERIOD                                               $10.79      $10.24
                                                                         ----------  ----------
                                                                         ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                                7.84%       2.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                             $297          $2
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                                     1.70%       0.00%
  Ratio of net investment income (loss) to average net assets                 2.48%       3.09%
Portfolio turnover                                                              43%        131%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                         7.85%       0.66%
Ratio of net investment income (loss) to average net assets prior to
  waived fees and reimbursed expenses                                         (3.67)%      2.43%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC., SUBSEQUENTLY RENAMED WELLS CAPITAL MANAGEMENT, INC.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THE FUND COMMENCED OPERATIONS ON OCTOBER 1, 1996.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Equity Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                               BALANCED FUND (1) (CONT.)
                                                                     INSTITUTIONAL CLASS
                              ----------------------------------------------------------
                              (UNAUDITED)
                              SIX MONTHS  SIX MONTHS              SIX MONTHS
                                   ENDED       ENDED  YEAR ENDED       ENDED  YEAR ENDED
                               MARCH 31,   SEPT. 30,   MARCH 31,   MARCH 31,   SEPT. 30,
                                    1999    1998 (2)        1998    1997 (3)    1996 (5)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $12.19      $13.26      $12.00      $11.45      $11.84
                              ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.16        0.19        0.40        0.21        0.40
  Net realized and
    unrealized gain (loss)
    on investments                  0.78       (1.07)       2.74        0.74        0.89
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.94       (0.88)       3.14        0.95        1.29
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.16)      (0.19)      (0.40)      (0.21)      (0.40)
  Distributions from net
    realized gain                  (1.29)       0.00       (1.48)      (0.19)      (1.28)
  Tax return of capital             0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (1.45)      (0.19)      (1.88)      (0.40)      (1.68)
                              ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $11.68      $12.19      $13.26      $12.00      $11.45
                              ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     7.98%       (6.66)%     27.67%      8.27%      10.80%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $34,986     $36,473     $51,241     $55,456     $72,327
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.18%       1.18%       0.99%       0.95%       0.94%
  Ratio of net investment
    income (loss) to average
    net assets                     2.67%       2.76%       3.05%       3.30%       3.29%
Portfolio turnover                   43%         64%         67%         43%        131%
----------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.38%       1.23%       1.21%       1.18%       1.11%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.47%       2.71%       2.83%       3.07%       3.12%
----------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC., SUBSEQUENTLY RENAMED WELLS CAPITAL MANAGEMENT, INC.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THE FUND COMMENCED OPERATIONS ON OCTOBER 1, 1996.
The accompanying notes are an integral part of these financial statements.

Equity Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                 DIVERSIFIED EQUITY INCOME FUND
                                                                                        CLASS A
                                                             ----------------------------------
                                                             (UNAUDITED)
                                                             SIX MONTHS  SIX MONTHS
                                                                  ENDED       ENDED  YEAR ENDED
                                                              MARCH 31,   SEPT. 30,   MARCH 31,
                                                                   1999    1998 (1)        1998
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $16.39      $18.97      $14.52
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.16        0.16        0.28
  Net realized and unrealized gain (loss) on investments           0.96       (2.58)       5.15
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   1.12       (2.42)       5.43
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.16)      (0.16)      (0.28)
  Distributions from net realized gain                            (1.64)       0.00       (0.70)
  Tax return of capital                                            0.00        0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (1.80)      (0.16)      (0.98)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $15.71      $16.39      $18.97
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    7.11%      (12.78)%     38.15%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                             $151,628    $170,744    $223,540
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         1.19%       1.17%       1.12%
  Ratio of net investment income (loss) to average net
    assets                                                        1.97%       1.74%       1.67%
Portfolio turnover                                                  24%         58%         59%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    1.21%       1.17%       1.19%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    1.95%       1.74%       1.60%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3) THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30. The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Equity Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                          DIVERSIFIED EQUITY INCOME FUND (CONT.)
                                                             CLASS A (CONT.)                             CLASS B
                              ----------------------------------------------  ----------------------------------
                                                NINE                          (UNAUDITED)
                              SIX MONTHS      MONTHS                          SIX MONTHS  SIX MONTHS
                                   ENDED       ENDED  YEAR ENDED  YEAR ENDED       ENDED       ENDED  YEAR ENDED
                               MARCH 31,   SEPT. 30,    DEC. 31,    DEC. 31,   MARCH 31,   SEPT. 30,   MARCH 31,
                                1997 (2)    1996 (3)        1995        1994        1999    1998 (1)        1998
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $14.73      $13.34      $10.76      $11.08      $15.35      $17.77      $13.60
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.14        0.25        0.35        0.33        0.10        0.09        0.15
  Net realized and
    unrealized gain (loss)
    on investments                  0.64        1.39        2.86       (0.32)       0.91       (2.42)       4.82
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.78        1.64        3.21        0.01        1.01       (2.33)       4.97
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.14)      (0.25)      (0.35)      (0.33)      (0.10)      (0.09)      (0.15)
  Distributions from net
    realized gain                  (0.85)       0.00       (0.28)       0.00       (1.54)       0.00       (0.65)
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.99)      (0.25)      (0.63)      (0.33)      (1.64)      (0.09)      (0.80)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $14.52      $14.73      $13.34      $10.76      $14.72      $15.35      $17.77
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     5.25%      12.35%      30.17%       0.08%       6.78%      (13.12)%     37.29%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $154,502    $134,648     $79,977     $45,178     $57,671     $61,396     $71,736
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.10%       1.10%       1.10%       1.06%       1.87%       1.86%       1.77%
  Ratio of net investment
    income (loss) to average
    net assets                     1.91%       2.57%       3.02%       3.16%       1.29%       1.07%       1.02%
Portfolio turnover                   33%         43%         70%         62%         24%         58%         59%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.17%       1.26%       1.31%       1.34%       1.95%       1.86%       1.83%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.84%       2.41%       2.81%       2.88%       1.21%       1.07%       0.96%
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3) THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30. The accompanying notes are an integral part of these financial statements.

Equity Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                 DIVERSIFIED EQUITY INCOME FUND
                                                                                        (CONT.)
                                                                                CLASS B (CONT.)
                                                             ----------------------------------
                                                                               NINE
                                                             SIX MONTHS      MONTHS
                                                                  ENDED       ENDED  YEAR ENDED
                                                              MARCH 31,   SEPT. 30,    DEC. 31,
                                                               1997 (2)    1996 (3)    1995 (4)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $13.79      $12.49      $10.00
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.08        0.17        0.20
  Net realized and unrealized gain (loss) on investments           0.60        1.30        2.75
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.68        1.47        2.95
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.08)      (0.17)      (0.20)
  Distributions from net realized gain                            (0.79)       0.00       (0.26)
  Tax return of capital                                            0.00        0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.87)      (0.17)      (0.46)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $13.60      $13.79      $12.49
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    4.91%      11.76%      29.64%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $32,632     $17,045      $5,339
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         1.74%       1.74%       1.73%
  Ratio of net investment income (loss) to average net
    assets                                                        1.29%       2.01%       2.40%
Portfolio turnover                                                  33%         43%         70%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    1.87%       2.08%       2.57%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    1.16%       1.67%       1.56%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
(5) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(6) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(7) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID BY THE CORPORATE STOCK MASTER PORTFOLIO FROM ITS INCEPTION ON APRIL 28, 1996 TO SEPTEMBER 30, 1996, WERE 3% AND $.0265 RESPECTIVELY. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Equity Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                               EQUITY INDEX FUND
                                                                                                         CLASS A
                              ----------------------------------------------------------------------------------
                              (UNAUDITED)                                           NINE
                              SIX MONTHS  SIX MONTHS              SIX MONTHS      MONTHS
                                   ENDED       ENDED  YEAR ENDED       ENDED       ENDED  YEAR ENDED  YEAR ENDED
                               MARCH 31,   SEPT. 30,   MARCH 31,   MARCH 31,   SEPT. 30,    DEC. 31,    DEC. 31,
                                    1999    1998 (1)        1998    1997 (2)    1996 (3)        1995        1994
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $64.93      $70.32      $49.60      $46.24      $41.45      $31.42      $33.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.24        0.33        0.48        0.25        0.42        0.59        0.63
  Net realized and
    unrealized gain (loss)
    on investments                 16.79       (5.39)      22.31        4.61        4.79       10.65       (0.50)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                       17.03       (5.06)      22.79        4.86        5.21       11.24        0.13
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.24)      (0.33)      (0.48)      (0.25)      (0.42)      (0.59)      (0.63)
  Distributions from net
    realized gain                  (3.33)       0.00       (1.59)      (1.25)       0.00       (0.62)      (1.08)
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (3.57)      (0.33)      (2.07)      (1.50)      (0.42)      (1.21)      (1.71)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $78.39      $64.93      $70.32      $49.60      $46.24      $41.45      $31.42
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                    26.78%       (7.22)%     46.48%     10.63%      12.60%      35.99%       0.42%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $625,041    $518,778    $578,882    $406,739    $370,439    $327,208    $236,265
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.71%       0.71%     0.89%(5)    0.97%(5)    1.01%(5)      0.96%       0.97%
  Ratio of net investment
    income (loss) to average
    net assets                     0.66%       0.94%     0.80%(5)    1.02%(5)    1.28%(5)      1.59%       1.92%
Portfolio turnover                    4%          6%        4%(6)       2%(6)       1%(7)         6%          7%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         0.77%       0.77%     0.95%(5)    1.07%(5)    1.08%(5)      1.00%       1.00%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         0.60%       0.88%     0.74%(5)    0.92%(5)    1.21%(5)      1.55%       1.89%
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
(5) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(6) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(7) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID BY THE CORPORATE STOCK MASTER PORTFOLIO FROM ITS INCEPTION ON APRIL 28, 1996 TO SEPTEMBER 30, 1996, WERE 3% AND $.0265 RESPECTIVELY. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.
The accompanying notes are an integral part of these financial statements.

Equity Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                      EQUITY INDEX FUND (CONT.)
                                                                                        CLASS B
                                                             ----------------------------------
                                                             (UNAUDITED)
                                                             SIX MONTHS  SIX MONTHS      PERIOD
                                                                  ENDED       ENDED       ENDED
                                                              MARCH 31,   SEPT. 30,   MARCH 31,
                                                                   1999    1998 (2)    1998 (4)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $65.03      $70.41      $65.18
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                    (0.03)       0.04       (0.01)
  Net realized and unrealized gain (loss) on investments          16.80       (5.38)       5.24
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                  16.77       (5.34)       5.23
LESS DISTRIBUTIONS:
  Dividends from net investment income                             0.00       (0.04)       0.00
  Distributions from net realized gain                            (3.33)       0.00        0.00
  Tax return of capital                                            0.00        0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (3.33)      (0.04)       0.00
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $78.47      $65.03      $70.41
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                   26.31%       (7.59)%      8.02%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $42,522     $17,499      $3,811
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         1.45%       1.45%       1.45%
  Ratio of net investment income (loss) to average net
    assets                                                        (0.08)%      0.14%      (0.19)%
Portfolio turnover                                                   4%          6%          4%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    1.56%       1.58%       1.64%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    (0.19)%      0.01%      (0.38)%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC., SUBSEQUENTLY RENAMED WELLS CAPITAL MANAGEMENT, INC.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON FEBRUARY 17, 1998.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON FEBRUARY 1, 1999.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Equity Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                  EQUITY
                                   INDEX
                                    FUND
                                 (CONT.)                           EQUITY VALUE FUND (1)
                                 CLASS O                                         CLASS A
                              ----------  ----------------------------------------------
                              (UNAUDITED) (UNAUDITED)
                                  PERIOD  SIX MONTHS  SIX MONTHS              SIX MONTHS
                                   ENDED       ENDED       ENDED  YEAR ENDED       ENDED
                               MARCH 31,   MARCH 31,   SEPT. 30,   MARCH 31,   MARCH 31,
                                1999 (5)        1999    1998 (2)        1998    1997 (3)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $78.00      $14.93      $18.15      $14.43      $12.66
                              ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.16        0.08        0.09        0.17        0.08
  Net realized and
    unrealized gain (loss)
    on investments                  0.38        1.43       (3.22)       5.58        1.89
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.54        1.51       (3.13)       5.75        1.97
LESS DISTRIBUTIONS:
  Dividends from net
    investment income               0.00       (0.08)      (0.09)      (0.17)      (0.08)
  Distributions from net
    realized gain                   0.00       (1.26)       0.00       (1.86)      (0.12)
  Tax return of capital             0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS            0.00       (1.34)      (0.09)      (2.03)      (0.20)
                              ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $78.54      $15.10      $14.93      $18.15      $14.43
                              ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                                10.16%      (17.27)%     41.76%     15.63%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                            $0     $39,437     $43,679     $52,392     $20,798
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.00%       1.16%       1.09%       1.07%       1.05%
  Ratio of net investment
    income (loss) to average
    net assets                     0.00%       1.02%       1.06%       1.03%       1.14%
Portfolio turnover                    4%         36%         46%         50%         45%
----------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         0.00%       1.30%       1.09%       1.16%       1.12%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         0.00%       0.88%       1.06%       0.94%       1.07%
----------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC., SUBSEQUENTLY RENAMED WELLS CAPITAL MANAGEMENT, INC.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON FEBRUARY 17, 1998.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON FEBRUARY 1, 1999.
The accompanying notes are an integral part of these financial statements.

Equity Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                          EQUITY VALUE FUND (1)
                                                                                        (CONT.)
                                                                                CLASS A (CONT.)
                                                                         ----------------------
                                                                         YEAR ENDED  YEAR ENDED
                                                                          SEPT. 30,   SEPT. 30,
                                                                               1996        1995
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $13.27      $12.36
                                                                         ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                 0.20        0.24**
  Net realized and unrealized gain (loss) on investments                       1.60        1.63**
                                                                         ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                               1.80        1.87
LESS DISTRIBUTIONS:
  Dividends from net investment income                                        (0.19)      (0.25)
  Distributions from net realized gain                                        (2.22)      (0.71)
  Tax return of capital                                                        0.00        0.00
                                                                         ----------  ----------
TOTAL FROM DISTRIBUTIONS                                                      (2.41)      (0.96)
                                                                         ----------  ----------
NET ASSET VALUE, END OF PERIOD                                               $12.66      $13.27
                                                                         ----------  ----------
                                                                         ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                               14.27%      16.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                          $18,453    $170,406
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                                     1.18%       0.96%
  Ratio of net investment income (loss) to average net assets                 1.73%       1.97%
Portfolio turnover                                                              91%         75%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived fees and
  reimbursed expenses                                                         1.22%       0.98%
Ratio of net investment income (loss) to average net assets prior to
  waived fees and reimbursed expenses                                         1.69%       1.95%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
 **  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC., SUBSEQUENTLY RENAMED WELLS CAPITAL MANAGEMENT, INC.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON APRIL 1, 1998.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Equity Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                   EQUITY VALUE FUND (1) (CONT.)
                                                                                 CLASS B                 CLASS C
                              ----------------------------------------------------------  ----------------------
                              (UNAUDITED)                                                 (UNAUDITED)
                              SIX MONTHS  SIX MONTHS              SIX MONTHS      PERIOD  SIX MONTHS      PERIOD
                                   ENDED       ENDED  YEAR ENDED       ENDED       ENDED       ENDED       ENDED
                               MARCH 31,   SEPT. 30,   MARCH 31,   MARCH 31,   SEPT. 30,   MARCH 31,   SEPT. 30,
                                    1999    1998 (2)        1998    1997 (3)    1996 (4)        1999    1998 (5)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $12.23      $14.86      $11.81      $10.34      $10.00      $12.23      $14.86
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.02        0.02        0.05        0.01        0.00        0.02        0.02
  Net realized and
    unrealized gain (loss)
    on investments                  1.17       (2.63)       4.57        1.57        0.34        1.17       (2.63)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        1.19       (2.61)       4.62        1.58        0.34        1.19       (2.61)
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.02)      (0.02)      (0.05)      (0.01)       0.00       (0.02)      (0.02)
  Distributions from net
    realized gain                  (1.03)       0.00       (1.52)      (0.10)       0.00       (1.03)       0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (1.05)      (0.02)      (1.57)      (0.11)       0.00       (1.05)      (0.02)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $12.37      $12.23      $14.86      $11.81      $10.34      $12.37      $12.23
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     9.80%      (17.54)%     40.87%     15.31%       3.40%       9.80%      (17.57)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $70,170     $73,343     $72,428      $2,542          $0      $1,099      $1,239
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.83%       1.81%       1.76%       1.70%       0.00%       1.83%       1.83%
  Ratio of net investment
    income (loss) to average
    net assets                     0.35%       0.36%       0.42%       0.34%       1.83%       0.35%       0.41%
Portfolio turnover                   36%         46%         50%         45%         91%         36%         46%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.06%       1.81%       1.83%       2.19%         N/A       2.46%       2.84%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         0.12%       0.36%       0.35%       (0.15)%        N/A      0.28%       (0.60)%
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
 **  PER SHARE DATA BASED UPON AVERAGE MONTHLY SHARES OUTSTANDING.
(1) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC., SUBSEQUENTLY RENAMED WELLS CAPITAL MANAGEMENT, INC.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON APRIL 1, 1998.
The accompanying notes are an integral part of these financial statements.

Equity Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                            INSTITUTIONAL CLASS
                                                             ----------------------------------
                                                             (UNAUDITED)
                                                             SIX MONTHS  SIX MONTHS
                                                                  ENDED       ENDED  YEAR ENDED
                                                              MARCH 31,   SEPT. 30,   MARCH 31,
                                                                   1999    1998 (2)        1998
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $14.92      $18.15      $14.43
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.09        0.10        0.20
  Net realized and unrealized gain (loss) on investments           1.43       (3.23)       5.58
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   1.52       (3.13)       5.78
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.09)      (0.10)      (0.20)
  Distributions from net realized gain                            (1.26)       0.00       (1.86)
  Tax return of capital                                            0.00        0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (1.35)      (0.10)      (2.06)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $15.09      $14.92      $18.15
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                   10.22%      (17.26)%     42.02%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                             $160,440    $166,616    $228,452
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         1.06%       0.97%       0.95%
  Ratio of net investment income (loss) to average net
    assets                                                        1.12%       1.17%       1.18%
Portfolio turnover                                                  36%         46%         50%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    1.10%       0.97%       0.98%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    1.08%       1.17%       1.15%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC., SUBSEQUENTLY RENAMED WELLS CAPITAL MANAGEMENT, INC.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND COMMENCED OPERATIONS ON OCTOBER 1, 1996.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Equity Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                         GROWTH FUND
                                 INSTITUTIONAL CLASS                                         CLASS A
                                             (CONT.)  ----------------------------------------------
                              ----------------------  (UNAUDITED)
                              SIX MONTHS              SIX MONTHS  SIX MONTHS              SIX MONTHS
                                   ENDED  YEAR ENDED       ENDED       ENDED  YEAR ENDED       ENDED
                               MARCH 31,   SEPT. 30,   MARCH 31,   SEPT. 30,   MARCH 31,   MARCH 31,
                                1997 (3)    1996 (4)        1999    1998 (2)        1998    1997 (3)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $12.65      $13.27      $20.48      $22.09      $19.20      $17.91
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.09        0.22        0.01        0.05        0.11        0.06
  Net realized and
    unrealized gain (loss)
    on investments                  1.89        1.61        5.71       (1.61)       6.18        1.34
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        1.98        1.83        5.72       (1.56)       6.29        1.40
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.08)      (0.23)      (0.01)      (0.05)      (0.11)      (0.06)
  Distributions from net
    realized gain                  (0.12)      (2.22)      (3.28)       0.00       (3.29)      (0.05)
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.20)      (2.45)      (3.29)      (0.05)      (3.40)      (0.11)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $14.43      $12.65      $22.91      $20.48      $22.09      $19.20
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                    15.73%      14.58%      29.88%       (7.08)%     34.65%      7.86%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $193,161    $206,620    $348,008    $305,309    $365,405    $283,468
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.95%       0.87%       1.10%       1.08%       1.12%       1.14%
  Ratio of net investment
    income (loss) to average
    net assets                     1.25%       1.69%       0.08%       0.42%       0.53%       0.65%
Portfolio turnover                   45%         91%         17%         36%        137%         40%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         0.99%       0.92%       1.10%       1.08%       1.13%         N/A
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.21%       1.64%       0.08%       0.42%       0.52%         N/A
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) THE FUND OPERATED AS A SERIES OF PACIFICA FUNDS TRUST FROM ITS COMMENCEMENT OF OPERATIONS UNTIL IT WAS REORGANIZED AS A SERIES OF STAGECOACH FUNDS, INC. ON SEPTEMBER 6, 1996. IN CONJUNCTION WITH THE REORGANIZATION, EXISTING INVESTOR SHARES WERE CONVERTED INTO CLASS A SHARES OF THE FUND AND WFB ASSUMED INVESTMENT ADVISORY RESPONSIBILITIES. PRIOR TO APRIL 1, 1996, THE FUND WAS ADVISED BY FIRST INTERSTATE CAPITAL MANAGEMENT, INC. ("FICM"). IN CONNECTION WITH THE MERGER OF FIRST INTERSTATE BANCORP INTO WELLS FARGO & CO. ON APRIL 1, 1996, FICM WAS RENAMED WELLS FARGO INVESTMENT MANAGEMENT, INC., SUBSEQUENTLY RENAMED WELLS CAPITAL MANAGEMENT, INC.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND COMMENCED OPERATIONS ON OCTOBER 1, 1996.
The accompanying notes are an integral part of these financial statements.

Equity Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                            GROWTH FUND
                                                                                CLASS A
                                            -------------------------------------------
                                              NINE MONTHS
                                                    ENDED     YEAR ENDED     YEAR ENDED
                                                SEPT. 30,       DEC. 31,       DEC. 31,
                                                 1996 (3)           1995           1994
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $17.26         $14.10         $14.75
                                            -------------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.07           0.19           0.22
  Net realized and unrealized gain
    (loss) on investments                            2.00           3.87          (0.27)
                                            -------------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS                     2.07           4.06          (0.06)
LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.07)         (0.19)         (0.22)
  Distributions from net realized gain              (1.35)         (0.71)         (0.38)
  Tax return of capital                              0.00           0.00           0.00
                                            -------------     ----------     ----------
TOTAL FROM DISTRIBUTIONS                            (1.42)         (0.90)         (0.60)
                                            -------------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                     $17.91         $17.26         $14.10
                                            -------------     ----------     ----------
                                            -------------     ----------     ----------
TOTAL RETURN (NOT ANNUALIZED)*                     12.45%         28.90%          (0.29)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)               $254,498       $178,488       $113,525
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                          1.18%          1.18%          1.11%
  Ratio of net investment income (loss)
    to average net assets                           0.56%          1.23%          1.51%
Portfolio turnover                                    83%           100%            71%
---------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                          1.19%          1.21%          1.15%
Ratio of net investment income (loss) to
  average net assets prior to waived
  fees and reimbursed expenses                      0.55%          1.20%          1.47%
---------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Equity Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                 GROWTH FUND (CONT.)
                                                                                             CLASS B
                              ----------------------------------------------------------------------
                              (UNAUDITED)                                           NINE
                              SIX MONTHS  SIX MONTHS              SIX MONTHS      MONTHS
                                   ENDED       ENDED  YEAR ENDED       ENDED       ENDED  YEAR ENDED
                               MARCH 31,   SEPT. 30,   MARCH 31,   MARCH 31,   SEPT. 30,    DEC. 31,
                                    1999    1998 (1)        1998    1997 (2)    1996 (3)    1995 (4)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $14.53      $15.70      $13.64      $12.74      $12.29      $10.00
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         (0.05)      (0.02)      (0.01)       0.00       (0.01)       0.05
  Net realized and
    unrealized gain (loss)
    on investments                  4.06       (1.15)       4.38        0.94        1.42        2.79
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        4.01       (1.17)       4.37        0.94        1.41        2.84
LESS DISTRIBUTIONS:
  Dividends from net
    investment income               0.00        0.00        0.00        0.00        0.00       (0.05)
  Distributions from net
    realized gain                  (2.33)       0.00       (2.31)      (0.04)      (0.96)      (0.50)
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (2.33)       0.00       (2.31)      (0.04)      (0.96)      (0.55)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $16.21      $14.53      $15.70      $13.64      $12.74      $12.29
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                    29.48%       (7.45)%     33.83%      7.36%      11.89%      28.47%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $61,590     $48,772     $52,901     $23,010     $12,832      $4,682
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.79%       1.79%       1.79%       1.86%       1.93%       1.87%
  Ratio of net investment
    income (loss) to average
    net assets                     (0.61)%      (0.29)%      (0.15)%      (0.06)%      (0.12)%      0.43%
Portfolio turnover                   17%         36%        137%         40%         83%        100%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.82%       1.79%       1.80%       1.89%       2.03%       2.21%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         (0.64)%      (0.29)%      (0.16)%      (0.09)%      (0.22)%      0.09%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995.
The accompanying notes are an integral part of these financial statements.

Equity Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                            GROWTH FUND (CONT.)
                                                                            INSTITUTIONAL CLASS
                                                             ----------------------------------
                                                             (UNAUDITED)
                                                             SIX MONTHS  SIX MONTHS
                                                                  ENDED       ENDED  YEAR ENDED
                                                              MARCH 31,   SEPT. 30,   MARCH 31,
                                                                   1999    1998 (2)        1998
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $24.01      $25.91      $22.52
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.02        0.07        0.17
  Net realized and unrealized gain (loss) on investments           6.71       (1.90)       7.25
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   6.73       (1.83)       7.42
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.02)      (0.07)      (0.17)
  Distributions from net realized gain                            (3.85)       0.00       (3.86)
  Tax return of capital                                            0.00        0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (3.87)      (0.07)      (4.03)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $26.87      $24.01      $25.91
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                   30.00%       (7.10)%     34.86%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $18,126     $14,355     $18,180
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         1.00%       1.02%       0.99%
  Ratio of net investment income (loss) to average net
    assets                                                        0.18%       0.48%       0.65%
Portfolio turnover                                                  17%         36%        137%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    1.01%       1.04%         N/A
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    0.17%       0.46%         N/A
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 24, 1997.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Equity Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                 GROWTH FUND (CONT.)            INTERNATIONAL EQUITY (1)
                                 INSTITUTIONAL CLASS                             CLASS A
                                             (CONT.)  ----------------------------------
                              ----------------------  (UNAUDITED)
                              SIX MONTHS      PERIOD  SIX MONTHS  SIX MONTHS      PERIOD
                                   ENDED       ENDED       ENDED       ENDED       ENDED
                               MARCH 31,   SEPT. 30,   MARCH 31,   SEPT. 30,   MARCH 31,
                                1997 (3)    1996 (4)        1999    1998 (2)        1998
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $21.01      $20.03       $9.36      $11.05      $10.00
                              ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.09        0.02       (0.03)      (0.00        0.02
  Net realized and
    unrealized gain (loss)
    on investments                  1.57        0.97        2.23       (1.69)       1.03
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        1.66        0.99        2.20       (1.69)       1.05
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.09)      (0.01)       0.00        0.00        0.00
  Distributions from net
    realized gain                  (0.06)       0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.15)      (0.01)       0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $22.52      $21.01      $11.56       $9.36      $11.05
                              ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     7.92%       3.41%      23.50%      (15.29)%     10.52%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $19,719     $18,508     $28,725     $23,857     $26,770
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.01%       0.96%       1.75%       1.75%       1.75%
  Ratio of net investment
    income (loss) to average
    net assets                     0.78%       1.27%       (0.63)%      0.10%      0.35%
Portfolio turnover                   40%         83%         16%         42%         12%
----------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                           N/A         N/A       2.12%       2.04%       2.20%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                           N/A         N/A       (1.00)%      (0.19)%      (0.10)%
----------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 24, 1997.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
The accompanying notes are an integral part of these financial statements.

Equity Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                               INTERNATIONAL EQUITY (1) (CONT.)
                                                                                        CLASS B
                                                             ----------------------------------
                                                             (UNAUDITED)
                                                             SIX MONTHS  SIX MONTHS      PERIOD
                                                                  ENDED       ENDED       ENDED
                                                              MARCH 31,   SEPT. 30,   MARCH 31,
                                                                   1999    1998 (3)        1998
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $9.30      $11.01      $10.00
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                    (0.07)      (0.03)      (0.01)
  Net realized and unrealized gain (loss) on investments           2.22       (1.68)       1.02
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   2.15       (1.71)       1.01
LESS DISTRIBUTIONS:
  Dividends from net investment income                             0.00        0.00        0.00
  Distributions from net realized gain                             0.00        0.00        0.00
  Tax return of capital                                            0.00        0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                           0.00        0.00        0.00
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $11.45       $9.30      $11.01
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                   23.12%      (15.53)%     10.10%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $35,082     $30,070     $33,003
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         2.40%       2.40%       2.40%
  Ratio of net investment income (loss) to average net
    assets                                                        (1.28)%      (0.56)%      (0.31)%
Portfolio turnover                                                  16%         42%         12%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    2.77%       2.69%       2.84%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    (1.65)%      (0.85)%      (0.75)%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 24, 1997.
(2)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON APRIL 1, 1998.
(6) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(7) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Equity Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                       INTERNATIONAL
                                  EQUITY (1) (CONT.)                                          SMALL CAP FUND (2)
                                             CLASS C                                                     CLASS A
                              ----------------------  ----------------------------------------------------------
                              (UNAUDITED)             (UNAUDITED)
                              SIX MONTHS      PERIOD  SIX MONTHS  SIX MONTHS              SIX MONTHS      PERIOD
                                   ENDED       ENDED       ENDED       ENDED  YEAR ENDED       ENDED       ENDED
                               MARCH 31,   SEPT. 30,   MARCH 31,   SEPT. 30,   MARCH 31,   MARCH 31,   SEPT. 30,
                                    1999    1998 (5)        1999    1998 (3)        1998    1997 (4)        1996
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $9.30      $11.01      $17.86      $25.62      $18.98      $22.45      $22.01
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         (0.07)      (0.03)      (0.09)      (0.09)      (0.06)      (0.01)       0.00
  Net realized and
    unrealized gain (loss)
    on investments                  2.22       (1.68)       3.66       (7.67)       8.76       (3.46)       0.44
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        2.15       (1.71)       3.57       (7.76)       8.70       (3.47)       0.44
LESS DISTRIBUTIONS:
  Dividends from net
    investment income               0.00        0.00        0.00        0.00        0.00        0.00        0.00
  Distributions from net
    realized gain                   0.00        0.00       (1.44)       0.00       (2.06)       0.00        0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS            0.00        0.00       (1.44)       0.00       (2.06)       0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $11.45       $9.30      $19.99      $17.86      $25.62      $18.98      $22.45
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                    23.12%      (15.53)%     21.03%     (30.29)%     47.03%     (15.46)%      2.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                          $336        $297     $11,514     $10,899     $15,611      $3,107         $96
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             2.40%       2.40%       1.36%       1.36%     1.22%(6)    1.10%(6)    1.03%(6)
  Ratio of net investment
    income (loss) to average
    net assets                     (1.25)%      (1.15)%      (1.01)%      (0.82)%      (0.43  (6)      (0.23  (6)      (0.59)%(6)
Portfolio turnover                   16%         42%        106%        219%      291%(7)      69%(7)      10%(7)
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.77%       2.65%       1.44%       1.49%     1.57%(6)    2.80%(6)   38.54%(6)
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         (1.62)%      (1.40)%      (1.09)%      (0.95)%      (0.78  (6)      (1.93  (6)     (38.10)%(6)
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 24, 1997.
(2)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON APRIL 1, 1998.
(6) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(7) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

Equity Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     SMALL CAP FUND (2) (CONT.)
                                                                                        CLASS B
                                                             ----------------------------------
                                                             (UNAUDITED)
                                                             SIX MONTHS  SIX MONTHS
                                                                  ENDED       ENDED  YEAR ENDED
                                                              MARCH 31,   SEPT. 30,   MARCH 31,
                                                                   1999    1998 (1)        1998
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $17.64      $25.38      $18.93
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                    (0.16)      (0.18)      (0.11)
  Net realized and unrealized gain (loss) on investments           3.61       (7.56)       8.61
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   3.45       (7.74)       8.50
LESS DISTRIBUTIONS:
  Dividends from net investment income                             0.00        0.00        0.00
  Distributions from net realized gain                            (1.42)       0.00       (2.05)
  Tax return of capital                                            0.00        0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (1.42)       0.00       (2.05)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $19.67      $17.64      $25.38
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                   20.57%      (30.50)%     46.02%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $14,791     $13,071     $15,320
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         2.09%       2.11%     1.92%(5)
  Ratio of net investment income (loss) to average net
    assets                                                        (1.74)%      (1.56)%      (1.13)%(5)
Portfolio turnover                                                 106%        219%      291%(6)
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    2.18%       2.13%     2.21%(5)
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    (1.83)%      (1.58)%      (1.42)%(5)
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(2)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
(5) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(6) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Equity Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                      SMALL CAP FUND (2) (CONT.)
                                                                                 CLASS C     INSTITUTIONAL CLASS
                                     CLASS B (CONT.)  ----------------------------------  ----------------------
                              ----------------------  (UNAUDITED)                         (UNAUDITED)
                              SIX MONTHS      PERIOD  SIX MONTHS  SIX MONTHS      PERIOD  SIX MONTHS  SIX MONTHS
                                   ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                               MARCH 31,   SEPT. 30,   MARCH 31,   SEPT. 30,   MARCH 31,   MARCH 31,   SEPT. 30,
                                1997 (3)        1996        1999    1998 (1)    1998 (4)        1999    1998 (1)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $22.46      $22.02      $17.63      $25.38      $21.77      $18.02      $25.77
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         (0.04)       0.00       (0.16)      (0.18)      (0.08)      (0.04)      (0.02)
  Net realized and
    unrealized gain (loss)
    on investments                 (3.49)       0.44        3.61       (7.57)       3.69        3.71       (7.73)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                       (3.53)       0.44        3.45       (7.75)       3.61        3.67       (7.75)
LESS DISTRIBUTIONS:
  Dividends from net
    investment income               0.00        0.00        0.00        0.00        0.00        0.00        0.00
  Distributions from net
    realized gain                   0.00        0.00       (1.42)       0.00        0.00       (1.46)       0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS            0.00        0.00       (1.42)       0.00        0.00       (1.46)       0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $18.93      $22.46      $19.66      $17.63      $25.38      $20.23      $18.02
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                    (15.72)%      2.00%     20.58%      (30.54)%     16.58%     21.39%      (30.07)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                        $1,905          $0      $1,320      $1,426      $2,495     $67,047     $56,438
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets           1.75%(5)      0.00%       2.11%       2.11%       2.10%       0.76%       0.76%
  Ratio of net investment
    income (loss) to average
    net assets                     (0.85  (5)      0.00%      (1.76)%      (1.56)%      (1.17)%      (0.41)%      (0.21)%
Portfolio turnover                 69%(6)      10%(6)       106%        219%        291%        106%        219%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                       3.55%(5)      0.00%       2.74%       2.71%       2.66%       1.23%       1.21%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         (2.65  (5)      0.00%      (2.39)%      (2.16)%      (1.73)%      (0.88)%      (0.66)%
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO SEPTEMBER 30.
(2)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
(5) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(6) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

Equity Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     SMALL CAP FUND (2) (CONT.)
                                                                    INSTITUTIONAL CLASS (CONT.)
                                                             ----------------------------------
                                                                         SIX MONTHS      PERIOD
                                                             YEAR ENDED       ENDED       ENDED
                                                              MARCH 31,   MARCH 31,    SEPT. 30
                                                                   1998    1997 (3)        1996
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $19.01      $22.45      $22.01
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.00        0.02        0.00
  Net realized and unrealized gain (loss) on investments           8.84       (3.46)       0.44
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   8.84       (3.44)       0.44
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.01)       0.00        0.00
  Distributions from net realized gain                            (2.07)       0.00        0.00
  Tax return of capital                                            0.00        0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (2.08)       0.00        0.00
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $25.77      $19.01      $22.45
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                   47.70%      (15.32)%      2.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $78,856     $29,200     $24,553
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                       0.75%(5)    0.75%(5)    1.60%(5)
  Ratio of net investment income (loss) to average net
    assets                                                      0.01%(5)    0.16%(5)      (1.15)%(5)
Portfolio turnover                                               291%(6)      69%(6)      10%(6)
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                  1.26%(5)    1.65%(5)    1.63%(5)
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    (0.50  (5)      (0.74  (5)      (1.18)%(5)
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.69721936 FOR CLASS A SHARES AND 0.69679054 FOR CLASS C SHARES).
(2)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(5) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(6) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(7) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID BY THE CAPITAL APPRECIATION MASTER PORTFOLIO FROM ITS INCEPTION ON FEBRUARY 20, 1996 TO DECEMBER 31, 1996, WERE 137% AND $0.0781, RESPECTIVELY. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Equity Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                           STRATEGIC GROWTH FUND (1)
                                                                                             CLASS A
                              ----------------------------------------------------------------------
                              (UNAUDITED)       NINE
                              SIX MONTHS      MONTHS
                                   ENDED       ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                               MARCH 31,   SEPT. 30,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1999    1998 (4)        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $16.62      $19.96      $26.42      $24.12      $19.06      $18.93
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         (0.09)      (0.14)      (0.07)      (0.04)      (0.06)      (0.16)
  Net realized and
    unrealized gain (loss)
    on investments                  4.11       (3.20)       2.48        2.54        8.12        0.96
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        4.02       (3.34)       2.41        2.50        8.06        0.80
LESS DISTRIBUTIONS:
  Dividends from net
    investment income               0.00        0.00        0.00        0.00        0.00        0.00
  Distributions from net
    realized gain                   0.00        0.00       (8.87)      (0.20)      (3.00)      (0.47)
  Tax return of capital             0.00        0.00        0.00        0.00        0.00       (0.20)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS            0.00        0.00       (8.87)      (0.20)      (3.00)      (0.67)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $20.64      $16.62      $19.96      $26.42      $24.12      $19.06
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                    24.19%      (16.73)%      7.73%     10.32%      42.51%       4.23%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $93,152     $94,388    $148,122    $131,226     $59,016     $26,744
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.28%       1.27%     1.18%(5)    1.24%(5)      1.28%       1.20%
  Ratio of net investment
    income (loss) to average
    net assets                     (0.91)%      (0.90)%      (0.96  (5)      (0.82  (5)      (0.76)%      (0.81)%
Portfolio turnover                  191%        453%      256%(6)      10%(7)       171%        149%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         1.38%       1.27%     1.18%(5)    1.27%(5)      1.38%       1.55%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         (1.01)%      (0.90)%      (0.96  (5)      (0.85  (5)      (0.86)%      (1.16)%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.69721936 FOR CLASS A SHARES AND 0.69679054 FOR CLASS C SHARES).
(2)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 16, 1996.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(5) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(6) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(7) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID BY THE CAPITAL APPRECIATION MASTER PORTFOLIO FROM ITS INCEPTION ON FEBRUARY 20, 1996 TO DECEMBER 31, 1996, WERE 137% AND $0.0781, RESPECTIVELY. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.
The accompanying notes are an integral part of these financial statements.

Equity Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                              STRATEGIC GROWTH FUND (1) (CONT.)
                                                                                        CLASS B
                                                             ----------------------------------
                                                             (UNAUDITED)       NINE
                                                             SIX MONTHS      MONTHS      PERIOD
                                                                  ENDED       ENDED       ENDED
                                                              MARCH 31,    SEPT. 30    DEC. 31,
                                                                   1999    1998 (3)    1997 (4)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $20.15      $24.33      $23.68
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                    (0.18)      (0.29)      (0.02)
  Net realized and unrealized gain (loss) on investments           4.97       (3.89)       0.67
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   4.79       (4.18)       0.65
LESS DISTRIBUTIONS:
  Dividends from net investment income                             0.00        0.00        0.00
  Distributions from net realized gain                             0.00        0.00        0.00
  Tax return of capital                                            0.00        0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                           0.00        0.00        0.00
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $24.94      $20.15      $24.33
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                   23.77%      (17.18)%      2.74%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $21,556     $20,337     $23,562
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         2.00%       1.93%       1.89%
  Ratio of net investment income (loss) to average net
    assets                                                        (1.62)%      (1.56)%      (1.63)%
Portfolio turnover                                                 191%        453%        256%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                    2.18%       1.93%       1.89%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    (1.80)%      (1.56)%      (1.63)%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.69721936 FOR CLASS A SHARES AND 0.69679054 FOR CLASS C SHARES).
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
(5) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(6) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(7) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID BY THE CAPITAL APPRECIATION MASTER PORTFOLIO FROM ITS INCEPTION ON FEBRUARY 20, 1996 TO DECEMBER 31, 1996, WERE 137% AND $0.0781, RESPECTIVELY. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Equity Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                   STRATEGIC GROWTH FUND (1) (CONT.)
                                                                                         CLASS C (2)
                              ----------------------------------------------------------------------
                              (UNAUDITED)       NINE
                              SIX MONTHS      MONTHS
                                   ENDED       ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                               MARCH 31,    SEPT. 30    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1999    1998 (3)        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $20.14      $24.32      $32.42      $29.84      $23.74      $23.75
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         (0.18)      (0.29)      (0.45)      (0.11)      (0.23)      (0.34)
  Net realized and
    unrealized gain (loss)
    on investments                  4.96       (3.89)       3.17        2.93       10.03        1.16
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        4.78       (4.18)       2.72        2.82        9.80        0.82
LESS DISTRIBUTIONS:
  Dividends from net
    investment income               0.00        0.00        0.00        0.00        0.00        0.00
  Distributions from net
    realized gain                   0.00        0.00      (10.82)      (0.24)      (3.70)      (0.57)
  Tax return of capital             0.00        0.00        0.00        0.00        0.00       (0.26)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS            0.00        0.00      (10.82)      (0.24)      (3.70)      (0.83)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $24.92      $20.14      $24.32      $32.42      $29.84      $23.74
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                    23.73%      (17.19)%      6.98%      9.46%      41.54%       3.46%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                       $14,858     $17,507     $41,608     $55,063     $26,326     $15,335
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             2.00%       1.94%     1.93%(5)    2.00%(5)      2.02%       1.95%
  Ratio of net investment
    income (loss) to average
    net assets                     (1.63)%      (1.57)%      (1.70  (5)      (1.58  (5)      (1.49)%      (1.56)%
Portfolio turnover                  191%        453%      256%(6)      10%(7)       171%        149%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.10%       1.94%     1.94%(5)    2.02%(5)      2.09%       2.23%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         (1.73)%      (1.57)%      (1.71  (5)      (1.60  (5)      (1.56)%      (1.84)%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.69721936 FOR CLASS A SHARES AND 0.69679054 FOR CLASS C SHARES).
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D SHARES ON JULY 1, 1993. THESE SHARES WERE RENAMED AS CLASS C SHARES IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
(5) THIS RATIO INCLUDES ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(6) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID INCLUDE ACTIVITY OF THE MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.
(7) THE PORTFOLIO TURNOVER FOR AND AVERAGE COMMISSION RATE PAID BY THE CAPITAL APPRECIATION MASTER PORTFOLIO FROM ITS INCEPTION ON FEBRUARY 20, 1996 TO DECEMBER 31, 1996, WERE 137% AND $0.0781, RESPECTIVELY. THE INFORMATION SHOWN REFLECTS THE STAND-ALONE PERIOD ONLY.
The accompanying notes are an integral part of these financial statements.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                           Equity Funds
------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
  Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992, and is currently comprised of thirty-one separate series. These financial statements represent the Balanced, Diversified Equity Income, Equity Index, Equity Value, Growth, International Equity, Small Cap and Strategic Growth Funds (each, a "Fund", collectively, the "Funds"), each a diversified series of the Company.
  Effective at the close of business on December 12, 1997, the Funds of Overland Express Funds, Inc. were consolidated into the Company in a tax-free exchange for shares of designated classes of the corresponding Stagecoach fund. Also, at the close of business on December 12, 1997, funds structured as a "feeder" fund in a "master-feeder"structure were restructured to invest directly in a portfolio of securities, rather than to invest in a portfolio of securities through a "master" portfolio. Effective on September 6, 1996 the Pacifica Funds Trust was consolidated into the Company in a tax-free exchange for shares of designated classes of the corresponding Stagecoach fund.
  Prior to December 12, 1997, the Stagecoach Diversified Equity Income, Equity Index, Growth, and Strategic Growth Funds were known as the "Diversified Income", "Corporate Stock", "Growth and Income" and "Aggressive Growth" Funds, respectively.
  Each of the Funds offers Class A and Class B shares. Additionally, the Balanced, Equity Value, Growth and Small Cap Funds offer Institutional Class shares. The Equity Value, International Equity, Small Cap and Strategic Growth Funds also offer C shares. The Equity Index Fund also offers Class O shares which commenced operations on February 1, 1999. The separate classes of shares differ principally in the distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative

Equity Funds                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees.
  The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies.
  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT POLICY AND SECURITY VALUATION
  All securities are valued at the close of each business day. Securities for which the primary market is a national or foreign recognized securities or commodities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are valued at the last reported sales price on the day of valuation. The market values of securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Company's Board of Directors.

FOREIGN CURRENCY TRANSLATION
  The accounting records of the International Equity Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                           Equity Funds
------------------------------------------------------------------------

from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.
  The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. However, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

SECURITY TRANSACTIONS AND INCOME RECOGNITION
  INTERNATIONAL EQUITY FUND -- Securities transactions are recorded on a trade date basis. Interest income is accrued daily. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Realized gains or losses are reported on the basis of identified cost of securities delivered.
  FUNDS OTHER THAN INTERNATIONAL EQUITY FUND -- Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

REPURCHASE AGREEMENTS
  Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and

Equity Funds                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FUTURES CONTRACTS
  The Equity Index Fund has purchased futures contracts to gain exposure to market changes. This procedure may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission ("SEC"), the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. On March 31, 1999, the Equity Index Fund held the following futures contracts:

                                          NOTIONAL        NET
                            EXPIRATION    CONTRACT    UNREALIZED
 CONTRACTS       TYPE          DATE         VALUE     DEPRECIATION
-----------------------------------------------------------------
                 S & P 500
        18           Index   June 1999    $5,819,850   $  90,237

  The Equity Index Fund has pledged to brokers U.S. Treasury bills for initial margin requirements with a par value of $600,000.

TBA PURCHASE COMMITMENTS
  The Balanced Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund holds, and maintains until the settlement date, cash or high-quality debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                           Equity Funds
------------------------------------------------------------------------

valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. At March 31, 1999, the Balanced Fund held TBA purchase commitments with an aggregate cost basis of $984,840.
  Although the Fund generally enters into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Fund's adviser deems it appropriate to do so.

DISTRIBUTIONS TO SHAREHOLDERS
  Dividends to shareholders from net investment income, if any, are declared and distributed quarterly, with the exception of the International Equity and Small Cap Funds. Dividends to shareholders from net investment income of the International Equity and Small Cap Funds, if any, are declared and distributed annually. Any distributions to shareholders from net realized capital gains are declared and distributed at least annually.

FEDERAL INCOME TAXES
  Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at March 31, 1999. The following Funds had estimated net capital loss carryforwards at March 31, 1999:

                                                YEAR        CAPITAL LOSS
FUND                                           EXPIRES      CARRYFORWARDS
---------------------------------------------------------------------------
International Equity                               2006      $   170,020
Small Cap Fund                                     2007       21,675,154
Strategic Growth Fund                              2006        5,885,908

  Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by a Fund. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either

Equity Funds                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

DEFERRED ORGANIZATION COSTS
  Certain costs incurred in connection with the organization of the Funds and their initial registration with the Securities and Exchange Commission and with the various states are amortized on a straight-line basis over 60 months from the date each Fund commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
  The Company has entered into an advisory contract on behalf of the Funds with WFB. Pursuant to the contract, WFB has agreed to provide the Funds with daily portfolio management, and is entitled to be paid a monthly advisory fee at the following annual rates:

                                                       % OF AVERAGE DAILY
FUND                                                           NET ASSETS
-------------------------------------------------------------------------
Balanced Fund                                                        0.60
Diversified Equity Income Fund                                       0.50

Equity Index Fund                                                    0.25
Equity Value Fund                                                    0.50

Growth Fund
  Daily net assets up to $250 million                                0.50

  Daily net assets between $250 million and $500
  million                                                            0.40
  Daily net assets in excess of $500 million                         0.30

International Equity Fund                                            1.00
Small Cap Fund                                                       0.60

Strategic Growth                                                     0.50

  Wells Capital Management Incorporated ("WCM"), a wholly-owned subsidiary of WFB, acts as investment sub-advisor to the Funds, with the exception of the Equity Index Fund. WCM is entitled to receive from WFB, as compensation for its sub-advisory services, a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets up to $200 million, 0.20% for the next $200 million and 0.15% of the Fund's average daily net assets in excess of $400 million. WCM's minimum annual fee is $120,000 for the Fund. This minimum annual fee does not increase the advisory fees paid by the Fund to WFB.
  Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") and indirect subsidiary of Barclays Bank PLC, acts as sub-adviser to the Equity Index Fund. BGFA is entitled to

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                           Equity Funds
------------------------------------------------------------------------

receive from WFB, as compensation for its sub-advisory services, a monthly fee at the annual rate of 0.02% of the Fund's average daily net assets up to $200 million and 0.01% of its average daily net assets in excess of $200 million.
  The Company has entered into contracts on behalf of each Fund (other than the Equity Index Fund, for which BGI serves as custodian and the International Equity Fund, for which Investor's Bank and Trust Company, "IBT", serves as custodian) with WFB, whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. Pursuant to the contracts, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the annual rate of 0.0167% of the average daily net assets of each Fund. For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of each Fund's average daily net assets, 0.045% of the next $50 million, and 0.02% of each Fund's average daily net assets in excess of $100 million. WFB has engaged IBT to perform certain sub-accounting services for the International Equity Fund. For providing such services, IBT is entitled to fees and reimbursement of expenses from WFB, which are payable out of the fees received by WFB for portfolio accounting services.
  BGI, a wholly-owned subsidiary of Barclays Global Investors Holdings Inc., acts as custodian to the Equity Index Fund. BGI is not entitled to receive compensation for its custodial services to the Fund so long as BGFA is entitled to receive compensation for providing investment sub-advisory services to it.
  IBT has been retained to act as custodian for the International Equity Fund. For domestic and global custody services, IBT is entitled to a fee based upon security holdings and transaction charges.
  The Company has entered into a contract on behalf of the Funds with WFB, whereby WFB provides transfer agency services for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Diversified Equity Income, Equity Index and International Equity Funds, 0.14% of the Class A and Class B shares of the Balanced, Equity Value, Growth, Small Cap and Strategic Growth Funds, 0.14% of the Class C shares of the Equity Value, Small Cap and Strategic Growth Funds and 0.06% of the average daily net assets of the Institutional Class shares of the Balanced, Equity Value, Growth and Small Cap Funds.

Equity Funds                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

  The transfer agency fees paid on behalf of the Funds for the six months ended March 31, 1999 were as follows:

                                                                 INSTITUTIONAL
FUND                              CLASS A    CLASS B    CLASS C          CLASS
------------------------------------------------------------------------------
Balanced Fund                   $  21,844  $   7,717        N/A    $  10,729
Equity Value Fund                  30,841     53,314  $     842       51,674

Growth Fund                       236,409     39,566        N/A        4,957
Small Cap Fund                      7,969      9,895        986       19,762

Strategic Growth Fund              68,071     15,224     11,882          N/A

  The transfer agency fees paid on behalf of the Diversified Equity Income, Equity Index and International Equity Funds are disclosed in the Statement of Operations.
  The Company, pursuant to a Shareholder Services Plan adopted for the Funds has entered into an agreement on behalf of the Funds with WFB, whereby WFB has agreed to provide shareholder services for the Funds. Pursuant to the agreement, WFB is entitled to receive shareholder servicing fees at an annual rate of 0.30% of the average daily net assets of the Diversified Equity Income Fund and the Class A and Class B shares of the Growth Fund, 0.25% of the average daily net assets of the Equity Index and International Equity Funds and each of the classes of the Balanced, Equity Value, Small Cap and Strategic Growth Funds, and 0.25% of the average daily net assets of the Institutional Class shares of the Growth Fund.
  The shareholder servicing fees paid on behalf of the Funds for the six months ended March 31, 1999 were as follows:

                                                                 INSTITUTIONAL
FUND                              CLASS A    CLASS B    CLASS C  CLASS
-----------------------------------------------------------------------------
Balanced Fund                   $  39,007  $  13,781        N/A   $   44,704
Equity Value Fund                  55,074     95,204  $   1,503      215,307

Growth Fund                       506,589     84,784        N/A       20,653
Small Cap Fund                     14,230     17,670      1,760       82,343

Strategic Growth Fund             121,556     27,185     21,218          N/A

  The shareholder servicing fees paid on behalf of the Diversified Equity Income, Equity Index and International Equity Funds are disclosed in the Statement of Operations.
  Prior to March 25, 1999, the Company had entered into administration agreements on behalf of the Funds whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provided each Fund with administration services. Under the prior arrangement, WFB and Stephens were entitled to receive monthly fees at the annual rates of 0.03% and 0.04%, respectively, of each Fund's average daily net assets except for the International Equity Fund, from which WFB and Stephens were entitled to receive 0.04% and 0.06%,

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                           Equity Funds
------------------------------------------------------------------------

respectively. WFB has engaged IBT to perform certain sub-administration services for the International Equity Fund. For providing such services, IBT is entitled to an annual base fee of approximately $42,500 plus a net asset fee at the annual rate of 0.05% of the first $75 million of average daily net assets, 0.025% of the next $50 million, and 0.01% of the average daily net assets in excess of $125 million.
  On March 25, 1999, the Company entered into an Administration Agreement with WFB on behalf of the Funds. Under the Administration Agreement, WFB will act as the sole Administrator of the Funds and is entitled to receive monthly fees at an annual rate of 0.15% of the average daily net assets of the Funds with the exception of the International Equity Fund, which pays fees at an annual rate of 0.10%.
  The Company has adopted separate Distribution Plans for the Funds' shares pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). The Plans for the Class A shares of the Diversified Equity Income and Growth Funds provide that each such Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying for costs incurred on an annual basis of up to 0.05% of the average daily net assets attributable to such shares. The Plans for the Class A shares of the remaining Funds, with the exception of the Equity Index Fund, provide that the Funds may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at an annual rate of up to 0.10% of the average daily net assets attributable to their Class A shares. Prior to December 15, 1997, the Plan for the Class A shares of the Strategic Growth Fund provided that the Fund pay to Stephens up to 0.25% of its average daily net assets attributable to the Class A shares as compensation for distribution-related services.
  Under the Plan for Class B shares of the Funds, each Fund may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at an annual rate of 0.70% of the average daily net assets attributable to the Class B shares of the Diversified Equity Income and Growth Funds, and 0.75% of the average daily net assets attributable to the Class B shares of the Balanced, Equity Index, Equity Value, International Equity, Small Cap and Strategic Growth Funds.
  Under the Plans for the Class C shares of the Equity Value, International Equity, Small Cap and Strategic Growth Funds, each Fund may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at an annual rate of 0.75% of the average daily net assets attributable to its Class C shares.
  Each Fund may participate in joint distribution activities with other Funds, in which event, expenses reimbursed out of the assets of one of the Funds may be

Equity Funds                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses of joint distribution activities are allocated among the Funds in proportion to their relative net asset sizes.
  The distribution fees paid on behalf of the Funds for the six months ended March 31, 1999 were as follows:

FUND                                          CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------
Balanced Fund                               $       0  $  41,343        N/A
Diversified Equity Income Fund                      0    214,307        N/A

Equity Index Fund                                   0    104,754        N/A
Equity Value Fund                                   0    285,611  $   4,509

Growth Fund                                         0    197,830        N/A
International Equity Fund                      13,357    127,513      1,152

Small Cap Fund                                  5,692     53,010      5,281
Strategic Growth Fund                          48,622     81,556     63,655

  The registration fees paid on behalf of the Funds for the six months ended March 31, 1999 were as follows:

                                                                   INSTITUTIONAL
FUND                                CLASS A    CLASS B    CLASS C          CLASS
--------------------------------------------------------------------------------
Balanced Fund                     $  10,645  $  17,538        N/A    $   8,683
Diversified Equity Income Fund       12,339     16,312        N/A          N/A

Equity Index Fund                     1,105      7,520        N/A          N/A
Equity Value Fund                    26,064     52,233      3,165        3,370

Growth Fund                          25,346      9,200        N/A        4,091
Small Cap Fund                        4,210     11,891      5,255       22,566

Strategic Growth Fund                 5,040     17,136      6,187          N/A

  The registration fees paid on behalf of the International Equity Fund are disclosed in the Statement of Operations.

WAIVED FEES AND REIMBURSED EXPENSES
  All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the six months ended March 31, 1999, were waived by WFB. Waived fees and reimbursed expenses continue at the discretion of WFB.
  Certain officers and one director of the Company are also officers of Stephens. As of March 31, 1999, Stephens owned 9 shares of the Balanced, 14,789 shares of the Diversified Equity Income, 3 shares of the Equity Index, 12 shares of the Equity Value, 154 shares of the Growth, 7 shares of the International Equity, 8 shares of the Small Cap and 6,046 shares of the Strategic Growth Funds.
  Stephens has retained $1,444,348 as sales charges from the proceeds of Class A shares sold, $1,413,760 from the proceeds of Class B shares redeemed and $50,149 from the proceeds of Class C shares redeemed by the Company for

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                           Equity Funds
------------------------------------------------------------------------

the year ended March 31, 1999. Wells Fargo Securities Inc., a subsidiary of WFB, received $1,219,802 as sales charges from the proceeds of Class A shares sold, $155,156 from the proceeds of Class B shares redeemed and $0 from the proceeds of Class C shares redeemed by the Company for the period ended March 31, 1999.

3. INVESTMENT PORTFOLIO TRANSACTIONS
  Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the six months ended March 31, 1999, were as follows:

AGGREGATE PURCHASES AND SALES

                                               PURCHASES AT         SALES
FUND                                                   COST      PROCEEDS
-------------------------------------------------------------------------
Balanced Fund                                  $ 33,046,794  $ 38,054,620
Diversified Equity Income Fund                   52,360,383    86,627,353

Equity Index Fund                                23,069,955    33,298,320
Equity Value Fund                               103,471,127   134,065,303

Growth Fund                                      68,338,797   118,036,356
International Equity Fund                         9,726,355     9,303,970

Small Cap Fund                                   95,106,323    97,817,518
Strategic Growth Fund                           259,643,828   292,287,932

4. CAPITAL SHARE TRANSACTIONS
  As of March 31, 1999, there were over 242 billion shares of $0.001 par value capital stock authorized by the Company. As of March 31, 1999, each Fund was authorized to issue 500 million shares of $0.001 par value capital stock for each class of shares.

Equity Funds                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

  Capital share transactions for the Funds were as follows:

                                                              BALANCED FUND
                                     --------------------------------------
                                     (UNAUDITED)
                                       FOR THE
                                           SIX
                                        MONTHS   FOR THE SIX        FOR THE
                                         ENDED  MONTHS ENDED     YEAR ENDED
                                     MARCH 31,     SEPT. 30,      MARCH 31,
                                          1999          1998           1998
---------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                79,756       136,211        420,213
  Shares issued in reinvestment of
    dividends -- Class A               315,770        32,525        358,753
  Shares redeemed -- Class A          (277,181)     (278,356)      (780,989)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A               118,345      (109,620)        (2,023)
  Shares sold -- Class B                73,020       240,973        709,400
  Shares issued in reinvestment of
    dividends -- Class B               119,879         7,017         55,037
  Shares redeemed -- Class B           (90,725)      (58,649)       (30,145)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B               102,174       189,341        734,292
  Shares sold -- Institutional
    Class                              241,861       206,009        515,727
  Shares issued in reinvestment of
    dividends -- Institutional
    Class                              363,797        48,235        584,536
  Shares redeemed -- Institutional
    Class                             (601,502)   (1,127,605)    (1,857,018)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- INSTITUTIONAL
  CLASS                                  4,156      (873,361)      (756,755)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                           Equity Funds
------------------------------------------------------------------------

                                                        DIVERSIFIED EQUITY INCOME FUND
                                          --------------------------------------------
                                          (UNAUDITED)
                                          FOR THE SIX
                                               MONTHS
                                                ENDED     FOR THE SIX          FOR THE
                                            MARCH 31,    MONTHS ENDED       YEAR ENDED
                                                 1999  SEPT. 30, 1998   MARCH 31, 1998
--------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                      302,593         485,816        3,839,513
  Shares issued in reinvestment of
    dividends -- Class A                    1,168,555          77,639          593,094
  Shares redeemed -- Class A               (2,236,386)     (1,927,115)      (3,291,833)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A                     (765,238)     (1,363,660)       1,140,774
  Shares sold -- Class B                       71,761         345,133        1,936,277
  Shares issued in reinvestment of
    dividends -- Class B                      441,022          15,221          172,544
  Shares redeemed -- Class B                 (592,990)       (398,481)        (471,375)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B                      (80,207)        (38,127)       1,637,446

Equity Funds                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

                                                                     EQUITY INDEX FUND
                                          --------------------------------------------
                                          (UNAUDITED)
                                          FOR THE SIX
                                               MONTHS
                                                ENDED     FOR THE SIX          FOR THE
                                            MARCH 31,    MONTHS ENDED       YEAR ENDED
                                                 1999  SEPT. 30, 1998   MARCH 31, 1998
--------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                      457,947         494,311        1,208,808
  Shares issued in reinvestment of
    dividends -- Class A                      409,266          35,262          271,192
  Shares redeemed -- Class A                 (883,669)       (772,265)      (1,447,968)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A                      (16,456)       (242,692)          32,032
  Shares sold -- Class B(1)                   291,257         234,359           54,217
  Shares issued in reinvestment of
    dividends -- Class B(1)                    15,220              24                0
  Shares redeemed -- Class B(1)               (33,676)        (19,407)             (92)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B(1)                   272,801         214,976           54,125
  Shares sold -- Class O(2)                         1             N/A              N/A
  Shares issued in reinvestment of
    dividends -- Class O(2)                         0             N/A              N/A
  Shares redeemed -- Class O(2)                     0             N/A              N/A
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS O(2)                         1             N/A              N/A

(1) THE CLASS B SHARES COMMENCED OPERATIONS ON FEBRUARY 17, 1998.
(2) THE CLASS 0 SHARES COMMENCED OPERATIONS ON FEBRUARY 1, 1999.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                           Equity Funds
------------------------------------------------------------------------

                                                                     EQUITY VALUE FUND
                                          --------------------------------------------
                                          (UNAUDITED)
                                          FOR THE SIX
                                               MONTHS
                                                ENDED     FOR THE SIX          FOR THE
                                            MARCH 31,    MONTHS ENDED       YEAR ENDED
                                                 1999  SEPT. 30, 1998   MARCH 31, 1998
--------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                       97,064         463,645        1,745,819
  Shares issued in reinvestment of
    dividends -- Class A                      245,202          11,979          268,337
  Shares redeemed -- Class A                 (656,010)       (436,216)        (569,633)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A                     (313,744)         39,408        1,444,523
  Shares sold -- Class B                      252,708       1,570,146        4,530,419
  Shares issued in reinvestment of
    dividends -- Class B                      503,561           5,398          315,926
  Shares redeemed -- Class B               (1,080,697)       (450,579)        (188,855)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B                     (324,428)      1,124,965        4,657,490
Shares sold -- Class C                         26,908         107,237              N/A
  Shares sold -- Class C(1)                     7,725               9              N/A
  Shares redeemed -- Class C(1)               (47,160)         (5,862)             N/A
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS C(1)                   (12,527)        101,384              N/A
  Shares sold -- Institutional Class          574,786         563,560        1,371,556
  Shares issued in reinvestment of
    dividends -- Institutional Class          828,547          28,899        1,303,132
  Shares redeemed -- Institutional Class   (1,938,693)     (2,016,105)      (3,471,865)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- INSTITUTIONAL CLASS         (535,360)     (1,423,646)        (797,177)

(1) THE CLASS C SHARES COMMENCED OPERATIONS ON APRIL 1, 1998.

Equity Funds                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

                                                                           GROWTH FUND
                                          --------------------------------------------
                                          (UNAUDITED)
                                          FOR THE SIX
                                               MONTHS
                                                ENDED     FOR THE SIX          FOR THE
                                            MARCH 31,    MONTHS ENDED       YEAR ENDED
                                                 1999  SEPT. 30, 1998   MARCH 31, 1998
--------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                      594,207         611,479        4,014,428
  Shares issued in reinvestment of
    dividends -- Class A                    2,280,337          40,424        2,345,049
  Shares redeemed -- Class A               (2,593,399)     (2,282,051)      (4,584,881)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A                      281,145      (1,630,148)       1,774,596
  Shares sold -- Class B                      300,774         307,172        1,647,233
  Shares issued in reinvestment of
    dividends -- Class B                      520,123              24          428,282
  Shares redeemed -- Class B                 (377,153)       (320,594)        (392,158)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B                      443,744         (13,398)       1,683,357
  Shares sold -- Institutional Class           93,695          30,917          166,286
  Shares issued in reinvestment of
    dividends -- Institutional Class           56,373           1,096           80,772
  Shares redeemed -- Institutional Class      (73,161)       (135,901)        (420,946)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- INSTITUTIONAL CLASS           76,907        (103,888)        (173,888)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                           Equity Funds
------------------------------------------------------------------------

                                                             INTERNATIONAL EQUITY FUND
                                          --------------------------------------------
                                          (UNAUDITED)                   FROM SEPT. 24,
                                          FOR THE SIX                             1997
                                               MONTHS                    (COMMENCEMENT
                                                ENDED     FOR THE SIX   OF OPERATIONS)
                                            MARCH 31,    MONTHS ENDED               TO
                                                 1999  SEPT. 30, 1998   MARCH 31, 1998
--------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                      303,659         444,360       $2,572,693
  Shares issued in reinvestment of
    dividends -- Class A                            0               0              257
  Shares redeemed -- Class A                 (366,493)       (319,683)        (149,719)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A                      (62,834)        124,677        2,423,231
  Shares sold -- Class B                      191,885         438,879        3,186,964
  Shares issued in reinvestment of
    dividends -- Class B                            0               0                0
  Shares redeemed -- Class B                 (359,394)       (203,894)        (189,888)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B                     (167,509)        234,985        2,997,076
  Shares sold -- Class C(1)                     7,716          33,350              N/A
  Shares issued in reinvestment of
    dividends -- Class C(1)                         0               0              N/A
  Shares redeemed -- Class C(1)               (10,263)         (1,451)             N/A
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS C(1)                    (2,547)         31,899              N/A

(1) THE CLASS C SHARES COMMENCED OPERATIONS ON APRIL 1, 1998.

Equity Funds                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

                                                                        SMALL CAP FUND
                                          --------------------------------------------
                                          (UNAUDITED)
                                          FOR THE SIX
                                               MONTHS                          FOR THE
                                                ENDED     FOR THE SIX       YEAR ENDED
                                            MARCH 31,    MONTHS ENDED        MARCH 31,
                                                 1999  SEPT. 30, 1998         1998 (1)
--------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                      139,150         136,456          634,259
  Shares issued in reinvestment of
    dividends -- Class A                       45,872               8           34,764
Shares redeemed -- Class A                   (219,244)       (135,740)        (223,310)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A                      (34,222)            724          445,713
  Shares sold -- Class B                       79,678         201,571          538,236
  Shares issued in reinvestment of
    dividends -- Class B                       60,004               0           33,568
  Shares redeemed -- Class B                 (128,766)        (63,939)         (68,877)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B                       10,916         137,632          502,927
  Shares sold -- Class C(2)                     6,911          15,556          103,665
  Shares issued in reinvestment of
    dividends -- Class C(2)                     3,349               0              393
  Shares redeemed -- Class C(2)               (23,971)        (32,995)          (5,746)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS C(2)                   (13,711)        (17,439)          98,312
  Shares sold -- Institutional Class          776,778         957,486        2,243,301
  Shares issued in reinvestment of
    dividends -- Institutional Class          260,263               0          183,755
  Shares redeemed -- Institutional Class     (854,525)       (886,274)        (902,272)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- INSTITUTIONAL CLASS          182,516          71,212        1,524,784

(1) "SHARES SOLD" INCLUDES 137,123 FOR CLASS A SHARES AND 99,909 FOR CLASS C SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND SMALL CAP STRATEGY FUND.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                           Equity Funds
------------------------------------------------------------------------

                                                                 STRATEGIC GROWTH FUND
                                          --------------------------------------------
                                          (UNAUDITED)
                                          FOR THE SIX
                                               MONTHS                          FOR THE
                                                ENDED    FOR THE NINE       YEAR ENDED
                                            MARCH 31,    MONTHS ENDED         DEC. 31,
                                                 1999  SEPT. 30, 1998         1997 (1)
--------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                    3,271,769       5,216,652        9,450,816
  Shares issued in reinvestment of
    dividends-- Class A                             0               0        1,180,296
  Shares redeemed -- Class A               (4,438,322)     (6,958,044)      (8,176,548)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS A                   (1,166,553)     (1,741,392)       2,454,564
  Shares sold -- Class B                       69,024         263,347          986,522
  Shares issued in reinvestment of
    dividends-- Class B                             0               0                0
  Shares redeemed -- Class B                 (213,835)       (222,796)         (18,018)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS B                     (144,811)         40,551          968,504
  Shares sold -- Class C                       58,161       1,028,552        7,044,117
  Shares issued in reinvestment of
    dividends-- Class C                             0               0          249,166
  Shares redeemed -- Class C                 (331,354)     (1,869,893)      (7,280,888)
NET INCREASE (DECREASE) IN SHARES
  OUTSTANDING -- CLASS C                     (273,193)       (841,341)          12,395

(1) "SHARES SOLD" INCLUDES 2,038,293 FOR CLASS A SHARES AND 964,883 FOR CLASS B SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND STRATEGIC GROWTH FUND

5. SUBSEQUENT EVENTS
  On March 25, 1999, the Board of Directors of the Company approved the reorganization of the Funds into new portfolios of Wells Fargo Funds Trust. The reorganization is part of a larger plan to consolidate the Stagecoach Family of Funds with the Norwest Advantage Family of Funds following last November's merger of Wells Fargo & Company and Norwest Corporation. The Company will present the reorganization to Fund shareholders for their approval at a special shareholders' meeting that is planned for August 1999.

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LIST OF ABBREVIATIONS
------------------------------------------------------------------------

  The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FRN               --   Floating Rate Notes
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
MTN               --   Medium Term Note
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

Wells Fargo Bank, N.A. provides investment advisory services, shareholder services and/or certain other services for the Stagecoach Funds. Wells Capital Management Incorporated ("WCM") provides investment sub-advisory services for certain Stagecoach Funds. The Funds are distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo Bank, N.A. and WCM are not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.



STAGECOACH FUNDS-Registered
                 Trademark-
P.O. Box 7066
San Francisco, CA 94120-7066

DATED MATERIAL
PLEASE EXPEDITE


                                                               SC EQ SAR (5/99)